UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SEMI-ANNUAL SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21410
The Weitz Funds
 (Exact name of registrant as specified in charter)
Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
(Address of principal executive offices) (Zip code)
Weitz Investment Management, Inc.
The Weitz Funds
Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-402-391-1980
Date of fiscal year end: March 31
Date of reporting period: September 30, 2019
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Weitz | FUNDS

FALL 2019

Semi-Annual Report

September 30, 2019

THE WEITZ PHILOSOPHY
Value investing the Weitz Way.
There are no shortcuts in value investing. At Weitz, we dig. And dig some more. We look at hundreds of investment ideas. Our goal: find strong, well-managed but undervalued companies that offer reasonable risk-adjusted returns. It’s no easy task. We do the due diligence. Analyze. Ask tough questions and get the answers. We wait for the right opportunity. Then and only then do we invest your money. Welcome to the Weitz Way.
We’re in it with you:
Our employees have the majority of their investable assets in our mutual funds. This alignment of goals allows us to guarantee that we’re treating clients’ money as if it were our own.
We focus on what we know:
Each of our analysts is a generalist with ever-growing, defined circles of competence. They can spot opportunities anywhere and bring them to the team for consideration.
We think for ourselves:
Our philosophy of independent thinking and high-conviction portfolios enables us to take advantage of value-priced equities and bonds that offer reasonable risk-adjusted returns.
Today we are responsible for approximately $4 billion in investments for our shareholders – individuals, corporations, pension plans, foundations and endowments. And our commitment remains the same: to put our clients first. Always. We do so through our expertise, our flexibility, and our drive to uncover investments that can help them preserve and grow wealth.
Drew Weitz
Portfolio Manager
Wally Weitz, CFA
President, Portfolio Manager
Brad Hinton, CFA
Portfolio Manager
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Beginning on January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a financial adviser). Instead, the reports will be made available on the Fund’s website https:// weitzinvestments.com/our_funds/default. fs. and you will be notified by mail each time a report is posted, and the mailing will provide a website link to access the report. You will continue to receive other Fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all Fund documents electronically as described below.
If you would like to continue to receive the Fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request (1) by contacting your financial intermediary, if you invest through a financial intermediary; or (2) if you invest directly with the Fund, by calling 800-304-9745.
If you already receive shareholder reports and other Fund documents electronically, you will not be affected by this change and you need not take any action. If you do not receive shareholder reports and other Fund documents electronically but would like to do so, contact your financial intermediary or, if you invest directly with the Fund, call 800-304-9745. An election to receive shareholder reports in paper will apply to all Funds held with the Weitz Funds and may apply to all funds held with your financial intermediary.
TABLE OF CONTENTS
Value Matters	4
Performance Summary	7
Fixed Income Insights	8
Analyst Corner	10
Value Fund	12
Partners Value Fund	14
Partners III Opportunity Fund	16
Hickory Fund	18
Balanced Fund	20
Core Plus Income Fund	22
Short Duration Income Fund	26
Ultra Short Government Fund	30
Nebraska Tax-Free Income Fund	32
Schedule of Investments	34
Financial Statements	50
Notes to Financial Statements	60
Actual and Hypothetical Expenses for
Comparison Purposes	69
Other Information	70
Index Descriptions	74

The management of Weitz Funds has chosen paper for the 76 page report from a paper manufacturer certified under the Sustainable Forestry Initiative ® standard.
Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.
3 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

VALUE MATTERS
October 1, 2019
Dear Fellow Shareholder,
Our stock funds registered further gains in the third quarter of 2019, and year-to-date results are very good both in relative and absolute terms. Stock fund returns for the first nine months range from 24.73% for the Partners Value Fund Institutional Class to 27.65% for the Hickory Fund. This compares to 20.55% for the S&P 500. The Balanced Fund Institutional Class, with just under 50% of assets invested in stocks, earned 14.42%. Our fixed income funds have also produced good results, and Tom and Nolan elaborate in their Fixed Income Insights later in this Quarterly Report.
The performance table following this letter shows results over a number of time periods going back to the firm’s founding in 1983. While the most recent numbers are very strong, we always point to the longer time frames as a better indication of the efficacy of our version of value investing. Investment performance does not accrue in a smooth pattern, and the perspective of decades provides a truer picture.
Market Commentary
In our April 2, 2019 letter, we discussed the reasons that interest rates have a huge impact on stock and bond prices. In a nutshell, the value of any investment is the price one would pay today to receive more value in the future. Investors, collectively, make estimates of future cash flows for each investment alternative, and “price” those alternatives accordingly. At one end of the risk spectrum, short-term U.S. Treasuries are highly likely to make interest and principal payments on schedule. On the other end, speculative stocks must offer much higher potential returns to make up for the risk of failure to pay off. The securities markets offer all of these alternatives at different price levels based on their risk-adjusted expected returns. Generally, when interest rates fall, asset prices rise because the “sacrifice,” or opportunity cost, of postponing receipt of future income is less. The converse is true when rates rise.
This “see-saw” effect (rates down–price up) is simple math, but nothing is so simple in real life. For long-duration assets, like stocks and long-term bonds, future changes in interest rates will continue to affect their prices. The fact that rates are very low today helps explain why investors have bid up asset prices, but this does not mean that the higher prices are immune to future increases in rates.
The Fed lowered rates and created liquidity (printed money) in order to deal with the Great Financial Crisis and the resulting recession. Ten years later, the economy has been recovering for some time, and we would have expected interest rates to have moved back up to more “normal” levels. Warren Buffett said recently that five or ten years ago he “could not conceive of a world [like today’s] where you would have full employment, 5% budget deficits [and rising] … and have the long [Treasury] bond at [now under] 3%.”
European and Japanese central banks have taken monetary policy even further—introducing negative interest rates. There are an estimated $14.8 trillion principal amount of bonds with negative yields today. By some measures this amounts to over 15% of the global bond market. We can see how rates got to negative levels (bond prices pushed so high that they will generate capital losses at maturity that more than offset any coupon interest collected), but it is harder to explain why investors are buying “investments” on which they are guaranteed to lose money. Charlie Munger, who never hesitates to point out that the emperor has no clothes, has said, “If you find it [negative rates] puzzling, your brain is working correctly.”
Economist Herbert Stein (actor Ben Stein’s father) famously said, “If something cannot go on forever, it will stop.” We expect the current economic status quo, which Buffett finds untenable, to give way to something different. Our guess is that inflation will pick up and that interest rates will rise, but we have trouble visualizing the path from here to there. We can imagine a number of possible scenarios, none of which involve smooth sailing for stocks (or bonds). History would suggest that investment climate change is usually not gradual.
Volatility Can Be Our Friend
The prediction above may sound ominous to many of our investors. However, volatility presents opportunities for investors and businesses, and we welcome it. For our companies that invest in securities, such as insurance companies Berkshire Hathaway and Markel, lower stock and bond prices represent great buying opportunities.
Several of our companies are buyers of whole businesses, and periods of financial distress can do wonders for expanding their opportunity set of potential acquisitions. Depressed securities prices can also enable companies to buy back their own stock or debt securities. A strong balance sheet and management with the right mix of boldness and prudence can do wonders for increasing business value during tough times.
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It is also possible that future financial drama will be good for stocks. One of the reasons for Europe’s economic malaise is that EU policy has been predisposed to fiscal austerity. While monetary policy has been quite liberal, memories of past hyperinflation have made Germans and other European policy makers hesitant to use deficit financing to stimulate their economies. There are signs that this attitude may be changing. If European economies respond to increased government spending and begin to show signs of growth, we might see restored optimism and a virtuous circle of renewed confidence, capital spending, improved trade relations, etc. This scenario would likely mean higher interest rates, but improved prospects for corporate earnings growth could more than offset the impact on P/E ratios.
These are interesting times. While change seems inevitable, there is no reason it has to come soon. We have thought it was overdue for some time, but as British economist John Maynard Keynes said about market timing, “The market can stay irrational longer than you can remain solvent.”
On the other hand, investors need to have the right temperament to hold on to good stocks when market chaos does occur. Trying to get out before stocks fall, or because they are falling, is usually counterproductive and sometimes disastrous. Correctly timing a sale and subsequent repurchase is nearly impossible, and the tax and transaction costs involved in trading take a big bite out of long-term results.
The first market crash I [Wally] experienced was as a 13-year-old in 1962, when President Kennedy’s showdown with the steel companies over a price increase precipitated a bear market. My ten shares of General Telephone and Electronics fell from $26 to $19. It felt like a tragedy. Within months, though, stocks rebounded and rose to new highs (and allowed for a profitable sale of GTE at $42 ½). It was a good lesson in patience and distinguishing between an emotional market reaction to a seemingly important event and long-term investment results based on growth in the value of a business.
Outlook
Looking ahead to the next few years, what really matters is that we own the right companies and that their stock prices are (at least) reasonable, relative to their underlying business values. Current event noise will push and pull stock prices in both directions, and the latest headline news, impeachment, will add to the cacophony. But business value growth, and paying attention to price/value relationships, will determine our success.
We feel confident that we own a very good collection of businesses. They should be able to manage through whatever economic twists and turns develop. Their stock prices, for the most part, are fair (as opposed to cheap) so we will need to be patient. In the meantime, we are also on the lookout for new, better investment ideas, and we have recently added two new members to our investment team to help us uncover them. (Welcome, Amy and Sean!)
In short, the outlook for the years ahead is good, but the path could be a little bumpy. This may be a good time to dust off a piece of advice from a past letter and suggest that investors turn off CNBC (and their favorite flavor of political news shows), and turn on the History Channel.
Wally Weitz wally@weitzinvestments.com	Brad Hinton brad@weitzinvestments.com

As of September 30, 2019, each of the following portfolio companies constituted a portion of the net assets of Value Fund, Partners Value Fund, Partners III Opportunity Fund, Hickory Fund, and Balanced Fund as follows: Berkshire Hathaway Inc.-Class B: 7.0%, 5.9%, 10.4%, 0%, and 2.6%. Markel Corp.: 0%, 0%, 3.2%, 1.1%, and 0%. Portfolio composition is subject to change at any time. Current and future portfolio holdings are subject to risk.
5 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

DISCLOSURES
These performance numbers reflect the deduction of annual operating expenses which as stated in the most recent prospectus, and expressed as a percentage of each Fund’s or Class’s net assets, are: Value – Investor Class, 1.23%; Value – Institutional Class, 1.08% (gross); Partners Value – Investor Class, 1.27%; Partners Value –Institutional Class, 1.07% (gross); Partners III Opportunity – Investor Class, 2.13%; Partners III Opportunity – Institutional Class – 1.56%; Hickory, 1.27%; Balanced – Investor Class, 1.30% (gross); Balanced – Institutional Class, 0.97% (gross); Core Plus Income – Investor Class, 1.42% (gross); Core Plus Income – Institutional Class, 0.96% (gross); Short Duration Income – Investor Class, 0.92% (gross); Short Duration Income – Institutional Class, 0.63% (gross); Ultra Short Government, 0.61% (gross); and Nebraska Tax-Free Income, 0.89%. See the Financial Highlights on pages 52 and 54 for more current expense ratios. The returns assume reinvestment of dividends and redemption at the end of each period. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Performance data represents past performance, which does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end may be obtained at www. weitzinvestments.com/funds_and_performance/fund_performance.fs. Index performance is hypothetical and is shown for illustrative purposes only. See page 74 for a description of all indices.
(a) On the last business day of 1993, 2005 and 2006, the Partners Value, Partners III Opportunity and Nebraska Tax-Free Income Funds (the “Funds”) succeeded to substantially all of the assets of Weitz Partners II Limited Partnership, Weitz Partners III Limited Partnership and Weitz Income Partners Limited Partnership (the“Partnerships”), respectively. The investment objectives, policies and restrictions of the Funds are materially equivalent to those of their respective Partnership and the Partnerships were managed at all times with full investment authority by the investment adviser. The performance information includes performance for the Partnerships. The Partnerships were not registered under the Investment Company Act of 1940 and, therefore, were not subject to certain investment or other restrictions or requirements imposed by the 1940 Act or the Internal Revenue Code. If the Partnerships had been registered under the 1940 Act, the Partnerships’ performance might have been adversely affected.
(b) Institutional Class shares of the Value, Partners Value and Balanced Funds became available for sale on July 31, 2014; July 31, 2014; and March 29, 2019, respectively. For performance prior to those dates, these tables include the actual performance of each Fund’s Investor Class (and use the actual expenses of each Fund’s Investor Class) without adjustment. For any such period of time, the performance of each Fund’s Institutional Class would have been similar to the performance of each Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses. The investment adviser has agreed in writing to limit the total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 1.30% and 0.99%, respectively, of each Class’s average daily net assets for the Investor and Institutional Class shares of the Value and Partners Value Funds through July 31, 2020; and to 0.85% and 0.70%, respectively, of each Class’s average daily net assets for the Investor and Institutional Class shares of the Balanced Fund through July 31, 2020.
(c) Investor Class shares of the Partners III Opportunity and Short Duration Income Funds became available for sale on August 1, 2011. For performance prior to that date, these tables include the actual performance of each Fund’s Institutional Class (and use the actual expenses of each Fund’s Institutional Class) without adjustment. For any such period of time, the performance of each Fund’s Investor Class would have been similar to the performance of each Fund’s Institutional Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses. The investment adviser has agreed in writing to limit the total annual fund operating expenses of the Short Duration Income Fund’s – Investor and Institutional Class shares (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 0.68% and 0.48%, respectively, of each Class’s average daily net assets through July 31, 2020.
(d) The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. From and after March 29, 2019, the Fund has generally invested the majority of its assets in the common stock of medium-sized companies, which the Fund considers to be companies with a market capitalization, at the time of initial purchase, of greater than $1 billion and less than or equal to the market capitalization of the largest company in the Russell Midcap Index. Prior to that date, the Fund invested the majority of its assets in the common stock of smaller- and medium-sized companies, which the Fund considered to be companies with a market capitalization, at the time of initial purchase, of less than $10 billion.
(e) The investment adviser has agreed in writing to limit the total annual fund operating expenses of the Core Plus Income Fund’s Investor and Institutional Class shares (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 0.60% and 0.40%, respectively, of each Class’s average daily net assets through July 31, 2020.
(f) The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. From and after December 16, 2016, the Fund has generally maintained an average effective duration between one to three and a half years. Prior to that date, the Fund maintained a dollar-weighted average maturity of between two to five years.
(g) The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Effective December 16, 2016, the Fund revised its principal investment strategies and policies to permit the Fund to invest in a diversified portfolio of short-term debt securities and to have a fluctuating net asset value. Prior to that date, the Fund operated as a “government money market fund” as defined under Rule 2a-7 of the Investment Company Act of 1940 and maintained a stable net asset value of $1.00 per share. The Fund’s past performance reflects the Fund’s prior principal investment strategies and policies. The investment adviser has agreed in writing to limit the total annual fund operating expenses of the Ultra Short Government Fund (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 0.20% of the Fund’s average daily net assets through July 31, 2020.
(h) Since inception performance for the Russell 1000 Value and CPI +1% is from May 31, 1986 and December 31, 1988, respectively. The inception date of the Bloomberg Barclays 1-3 Year U.S. Aggregate and 5-Year Municipal Bond was December 31, 1992 and January/29, 1988, respectively.

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PERFORMANCE SUMMARY
	Annualized
	Inception	Since
Fund Name	Date	Inception	30-year	20-year	10-year	5-year	3-year	1-year	YTD	Quarter
Value(b)	5/09/86
Investor		10.24%	10.07%	6.60%	11.29%	7.15%	11.82%	9.83%	25.70%	1.36%
Institutional		10.28	10.11	6.66	11.42	7.39	12.08	10.10	25.96	1.41
Russell 1000		10.30	9.82	6.63	13.23	10.62	13.19	3.87	20.53	1.42
Russell 1000 Value(h)		10.06	9.53	6.93	11.46	7.79	9.43	4.00	17.81	1.36

Partners Value(a)(b)	6/01/83
Investor		11.52	10.21	6.43	10.03	4.43	7.68	4.60	24.47	1.80
Institutional		11.55	10.25	6.49	10.16	4.67	7.97	4.90	24.73	1.88

Partners III
Opportunity(a)(c)	6/01/83
Investor		12.12	11.30	8.68	10.60	4.85	8.39	11.88	27.12	2.80
Institutional		12.22	11.42	8.86	10.96	5.36	8.98	12.54	27.60	2.95
Russell 3000		10.73	9.73	6.72	13.08	10.44	12.83	2.92	20.09	1.16
Russell 3000 Value		10.91	9.55	7.09	11.36	7.76	9.24	3.10	17.47	1.23

Hickory(d)	4/01/93	9.43	—	4.93	10.45	5.37	6.54	7.16	27.65	1.71
Russell Midcap		10.74	—	9.51	13.07	9.10	10.69	3.19	21.93	0.48
Russell 2500		10.16	—	9.21	12.22	8.57	9.51	(4.04)	17.72	(1.28)

S&P 500		—	9.70	6.33	13.24	10.84	13.39	4.25	20.55	1.70

Balanced(b)	10/01/03
Investor		5.72	—	—	7.54	5.63	7.68	7.97	14.42	1.33
Institutional		5.72	—	—	7.54	5.63	7.68	7.97	14.42	1.33
Moderately Conservative		6.02	—	—	6.09	5.00	5.94	6.64	11.19	1.22

Core Plus Income(e)	7/31/14
Investor		3.80	—	—	—	3.98	3.38	9.03	7.34	2.08
Institutional		4.01	—	—	—	4.19	3.58	9.23	7.48	2.04
U.S. Aggregate Bond		3.35	—	—	—	3.38	2.92	10.30	8.52	2.27

Short Duration
Income(c)(f)	12/23/88
Investor		4.96	4.86	3.87	2.24	1.88	1.81	4.29	3.53	0.73
Institutional		5.02	4.92	3.96	2.42	2.11	2.02	4.52	3.69	0.78
1-3 Year U.S. Aggregate(h)		—	—	3.23	1.55	1.61	1.84	4.67	3.45	0.71
CPI + 1%(h)		3.51	3.46	3.17	2.77	2.54	3.10	2.73	2.97	0.49

Ultra Short
Government(g)	8/01/91	2.37	—	1.58	0.48	0.93	1.52	2.55	1.98	0.57
6-Month Treasury		2.93	—	2.09	0.69	1.16	1.67	2.64	2.02	0.63

Nebraska Tax-Free
Income(a)	10/01/85	4.49	4.11	3.24	1.85	1.28	1.43	5.09	3.65	0.58
5-Year Municipal Bond(h)		—	4.86	4.03	2.89	2.25	2.15	6.02	4.37	0.54

7 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

FIXED INCOME INSIGHTS
October 1, 2019
“Be careful when opening the overhead compartments, as items may have shifted during flight.” This familiar phrase by flight attendants upon landing seems a fitting description of market turbulence during the third quarter. An attack on Saudi Arabia’s oil refining infrastructure (possibly supported by Iran) heightened geopolitical risk in the region, the on-and-off trade/ tariff negotiations between the U.S. and China, decelerating global growth, Brexit, the inverted yield curve’s “is it different this time” debate, and the seemingly ever-present Washington political intrigue with the latest impeachment inquiry all contributed to a rocky third quarter. Stocks (as measured by the S&P 500) had a mid-quarter drop of 6%, and the bond market hit the panic button, driving the 30-year Treasury yield below 2% for the first time ever. Fixed-income credit investors, however, were unperturbed by the commotion in the market as continued strong demand left investment-grade1 credit spreads mostly unchanged—and even spread declines for non-investment-grade borrowers. For the full quarter, stocks recovered their footing and climbed the proverbial wall of worry—producing positive results across all indices. Bond indices delivered solid quarterly returns as well, with year-to-date results (particularly for corporate bonds) near all-time highs.
Weitz equity and balanced funds registered gains in the quarter, and both relative and absolute year-to-date results, are very good. Please see Wally and Brad’s Value Matters and the equity and balanced funds’ Quarterly Commentaries for detailed analysis.
Despite continued relatively low exposure to high yield bonds across our funds and lower duration than our benchmarks (defensive positioning), Weitz fixed income funds delivered good results for the quarter and year to date. Further detail about contributors to performance can be found in the fixed income funds’ Quarterly Commentaries.
The graph below illustrates the decline of select Treasury rates over the past quarter and year.
As mentioned, corporate bonds and other credit-sensitive securities had strong performance during the quarter keeping pace with Treasury bonds as credit spreads were mostly unchanged (except non-investment-grade bonds outperformed investment-grade bonds). A broad measure of investment-grade corporate bond spreads, compiled by ICE BofAML, remained unchanged for the quarter, closing at 122 basis points. Compared to a year ago, these spreads finished the quarter marginally higher (nine basis points).
Lower interest rates + declining credit spreads = heightened investment risk
The formula above, while true, does not suggest that credit investment risk has reached its maximum, especially since interest rates and credit spreads can conceivably move lower still. It does, however, speak directionally to the “math problem” facing fixed-income investors, as base interest rates (U.S. Treasuries) and corporate spreads have declined since the start of the current economic expansion. The narratives in the marketplace are that domestic inflows into fixed income will continue to be strong; buyers from overseas facing negative returns in their home countries will gravitate to the U.S. (where investment rates are still positive); and open-ended/unending quantitative easing (QE) by global central banks is inevitable. However plausible any of these scenarios are, today’s rates and credit spreads leave less and less room for error, for example, from an inflationary shock resulting from massive deficit spending or credit hiccups from economic slowdowns or business failures. Over the long term, bond returns are driven primarily by the coupon returns on offer. Today’s low rates and low credit spreads imply low forward returns.

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The chart below illustrating the effective yield for the ICE BofAML U.S. High Yield BB index demonstrates the “math problem” investors face. The index yield began the year at above 6 percent and fell below 4 percent, for the first time ever, in the third quarter. That investors would accept less than 4 percent return for highly levered, non-investment-grade bonds might require the bonds to be relabeled “not so high yield” and is reminiscent of Warren Buffett’s stock market quote, “You pay a very high price… for a cheery consensus.”
Outlook
Although the daily news can often shift investor sentiment, we understand that fundamentals matter more than headlines. Our fixed-income investment philosophy is straightforward. We believe the key to winning is not losing. Permanent losses of capital are a bane to long-term compounding—and especially so in fixed-income investing. We certainly do not ignore the macro but understand the pitfalls of trying to guess market moves. Caution has arguably always been our calling card in managing fixed-income assets on behalf of clients. We want to be adequately compensated for any risks we assume. We are index agnostic and select assets one at a time. We concentrate in the ideas that we believe best offer attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment.
We intend to stick to our knitting and be persistent in our hunt for investment opportunities. We may often resemble prospector Yukon Cornelius of 1964’s Rudolph the Red-Nosed Reindeer when, during his hunt for gold (or was it peppermint?) he regularly exclaimed, “Nothin’!” We know every time we say no (“Nothin’!”) to an investment, we enhance our overall understanding, which ultimately leads us closer to the right yes. Our version of “life-sustaining supplies” (kudos to those who know Yukon’s) are: fundamental analysis, security selection, favorable risk-adjusted return profiles, and consistent and thorough credit surveillance.
Please see all fund commentaries for additional information regarding third-quarter portfolio activity and current positioning. We look forward to taking advantage of any valuation disparities that will invariably develop (the one constant in markets is change) and hope to continue to earn your trust.
Tom Carney tom@weitzinvestments.com	Nolan Anderson nolan@weitzinvestments.com

1Investment Grade: We consider investment grade to be those securities rated at least BBB- by one or more credit ratings agencies.
9 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

ANALYST CORNER
An Introduction to LKQ Corporation (LKQ )
By Jon Baker, CFA
LKQ Corporation is comprised of three businesses, the smallest of which (a specialty distributor of recreational vehicle and truck accessories) we can set aside for this brief introduction. The original, and still largest, business is the leading distributor of aftermarket vehicle collision parts in the U.S. and Canada. The newer business is the largest European distributor of replacement automotive mechanical parts. Both businesses were cobbled together via acquisition: North America over the past two decades and Europe beginning in 2011. The consolidation, or “rolling-up,” of the North American business created great value for owners. The long sought after European value creation remains the banana in the monkey trap for shareholders and management alike, but we believe there will be progress here over the coming years.
North America
The North American segment had its beginnings in the 1998 combination of several wholesale parts recycling businesses. Subsequently, some 270 acquisitions were made, many of which added geographic footprint that, over the years, resulted in a uniquely continent-wide physical network for both the collection and distribution of alternative car parts. Some of these acquisitions also added more content to push through that physical network, the most transformative acquisition being the Keystone aftermarket business in 2007.
All else equal, relatively scaled physical networks with unique content should provide better service (response times and fill-rates) to customers and over time take market share. Market share begets procurement advantage, resulting in improved margin and return and the ability to continually invest to extend the network, thereby enhancing service and earning more market share. Management spent decades allocating to both acquisitions and organic investment far in excess of the cash flow thrown off by the business. The short fall was funded by both debt and periodic share issuance. In the ten years preceding the initial European purchase, this leveraged investment increased LKQ’s sales per share in excess of 20% per year. Operating margins doubled in this span, ratcheting up operating income per share 30% annually. By 2011, LKQ found itself with a uniquely scaled North American business, at a very reasonable level of financial leverage (under 1.5x), but with a size-induced inability to put its cash flow back to work in the way it had since inception.
And Thus, Europe
The first thing to note about the acquired European business is that there is virtually no overlap with LKQ’s legacy North American operations—both distribute car parts, and that’s about as far as the similarities go. They operate in different parts of the world, distributing different kinds of car parts to different types of repair shops with different ultimate payers. Importantly, the approach to integration differed between North America and Europe too. North American acquisitions were integrated along the way, with each additional business improving the whole to which it was added. For the first several years, the European acquisitions were neither integrated nor in a position to press a relative scale advantage in a way that made the whole any greater than the sum of its parts. This is how one’s long run of high acquisition-driven returns comes to an end.
That’s not to say that Euro Car Parts (“ECP”) and its acquired European brethren aren’t good businesses that can’t begin to play in concert. ECP boasted after-tax returns on capital of 40%-50% around the time it was acquired and has since grown top line at a high-teens organic clip. Like North America’s, LKQ’s European acquisitions are physical network businesses. A denser branch network alone can allow for faster delivery times relative to competitors, and time is of the essence for a car repair garage that needs both to turn its bays and be responsive to consumers. If you add a scale buying advantage to the mix, along with a management team that perpetually invests to enhance these density and scale advantages, physical network businesses such as LKQ Europe can be formidable competitors. LKQ has acquired the largest players in various countries, and the combination is now the largest parts wholesaler in Europe.
10 | Q3 2019 SEMI-ANNUAL REPORT

 WEITZINVESTMENTS.COM
At Long Last
The most recent, and largest, acquisition—the $1.8 billion purchase of Germany’s Stahlgruber in May of 2018—has finally (nearly seven years into this process) created a heft with which to press payment terms with parts suppliers. Over time, this should result in both a margin tailwind and a reduced need for working capital. This newfound scale has also made available pockets of operating efficiency; some accessible in the very near term and some, such as the unification of dozens of enterprise resource planning systems, that may take a few to several years to garner.
EBITDA (Earnings before interest, tax, depreciation and amortization) margins in Europe will likely be below 8% in 2019. While AutoZone and O’Reilly have meaningfully different business mixes from LKQ’s, they both earn EBITDA margins in excess of 20%. On a recent call to discuss the coming European integration, LKQ management shared a goal of normalized margins in excess of 10% by 2021, with continued upward progression thereafter. In our analysis, we model margins below management’s guidance, we assume the company aggressively takes financial leverage lower and we still pencil returns from our purchase price in the low to mid-teens over the next several years. And, helpfully, both the U.S. and European businesses have demonstrated countercyclical tendencies in the past. We expect similar behavior if and when the world tilts the wrong way in the future.
Green Shoots
While European growth has been encouraging over the years, the data we have suggests that capital discipline has been lacking. For instance, ECP’s working capital has ballooned, and the ratio of gross income to that supporting capital has been quartered since LKQ took the helm. Returns on the capital committed to Europe, in sum, have been mediocre. A change in approach has become increasingly necessary, and we have begun to see some steps in a positive direction.
Since early 2017, external hires have replaced long-time employees in positions such as CEO, CFO and CEO of the European segment. Last year, long-term compensation was shifted in favor of incenting organic growth and returns on invested capital. The long-awaited European integration has begun. Management has kicked off the process of extending payables with European parts suppliers, a practice AutoZone has enjoyed in the U.S. for decades. Near- to medium-term large acquisitions in Europe have been disclaimed. We have seen non-core businesses put up for sale. Finally, last year the company executed the first share repurchase in its history. In our view, all of these changes are individually encouraging, and, in sum, likely help surface the European value that has long evaded LKQ’s grasp.
As of 09/30/2019, LKQ Corporation (LKQ ) represented 3.1% and 2.7% of the Hickory and Partners Value Funds’ net assets, respectively. Portfolio composition is subject to change at any time. Current and future portfolio holdings are subject to risk.

     Jon Baker, CFA®, joined Weitz Investments in 1997. Prior to joining the firm, he audited equity funds (including the Weitz Funds) as a certified public accountant at McGladrey & Pullen. Jon has a bachelor’s in accounting and computer applications from the University of Notre Dame. Jon has been a CFA® charterholder since 2001.

11 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

VALUE FUND
Investment Style: Large-Cap Value
Portfolio Manager: Brad Hinton, CFA
The Value Fund’s Institutional Class returned +1.41% for the third quarter compared to +1.42% for the Russell 1000 and +1.70% for the S&P 500. Year to date, the Fund’s Institutional Class returned +25.96% compared to +20.53% for the Russell 1000 and +20.55% for the S&P 500. While returns moderated over the summer months, it has been a very good year so far in both absolute and relative terms.
Alphabet, TransDigm Group and Vulcan Materials posted double-digit returns and were the strongest contributors to quarterly results. Alphabet’s organic growth rebounded after decelerating earlier in the year, and the stock responded accordingly. TransDigm Group raised guidance as the recently acquired Esterline business performed above plan. We sold the stock at stellar gains (including a large special dividend) when it reached our value estimate. Vulcan Materials reported another strong quarter featuring price increases, solid incremental margins and positive commentary on the outlook for public market construction. Detractors for the quarter included Facebook, Liberty Global and Amazon.com. All three stocks remain solidly up year to date, and we think the modest interim price action reflects typical market volatility.
Liberty Broadband, Mastercard and TransDigm Group were the largest contributors year to date. Liberty Broadband’s primary asset is 54 million shares of Charter Communications, worth more than $22 billion. Charter has delivered solid results and is well along its 2019 path to ramping free cash flow via lower capital spending. Mastercard continued to grow revenues and profits at a healthy rate, though its stock price rose even faster. While the payment networks are among the world’s best businesses, we have marginally trimmed the position size of the well-loved stock. TransDigm Group returned more than 60% this year before we sold. The Fund did not have any stocks that detracted from results year to date, which is unusual and likely unsustainable.
In August we bought salesforce.com shares as investors digested the company’s newly closed Tableau Software acquisition. Salesforce is a dominant, wide-moat software business whose heritage is in customer relationship management software (think sales, service and marketing). In the past eighteen months, the company has acquired both a strong integration platform (MuleSoft) and the leading data analytics platform (Tableau). The combined business has a large addressable market and is poised to help customers along their digital transformation journeys, which are only accelerating. The question for a value-sensitive investor, of course, is price. Salesforce is not the cheapest stock that we own, though by our estimates the stock trades at a discount to the portfolio’s weighted average price-to-value (e.g., it is far from the most expensive). We think the stock can potentially deliver good returns for many years, under a range of assumptions.
Thank you once again for your continued confidence in Weitz and our large-cap strategy. Several lines from last quarter’s commentary remain relevant and are worth repeating as we turn the calendar toward a new decade: “Stocks continued to climb the familiar wall of worry, with a litany of macro concerns deeply embedded in the mortar. While we can’t know how sturdy the next footholds will be, the outlook based on valuation alone is more balanced. Even more reason to own a collection of durable, quality businesses that will be worth more tomorrow than they are today.”
The portfolio is focused and well aligned with our vision for successful large-cap investing. We have ownership stakes in 26 companies, with the top ten representing nearly half of the portfolio. Each position is significant enough to matter, yet none can individually make or break our results. The collection trades at an estimated price-to-value in the low 90s, offering adequate return potential primarily from expected growth in per share business value.
12 | Q3 2019 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM
Returns	Annualized
	Since
	Inception
	(5/9/1986)	20-year	10-year	5-year	3-year	1-year	YTD	Quarter
WVALX - Investor Class	10.24%	6.60%	11.29%	7.15%	11.82%	9.83%	25.70%	1.36%
WVAIX - Institutional Class	10.28	6.66	11.42	7.39	12.08	10.10	25.96	1.41
S&P 500	10.31	6.33	13.24	10.84	13.39	4.25	20.55	1.70
Russell 1000	10.30	6.63	13.23	10.62	13.19	3.87	20.53	1.42
Russell 1000 Value	10.06	6.93	11.46	7.79	9.43	4.00	17.81	1.36

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Value Fund – Investor Class for the period since inception (5/9/86) through September 30, 2019, as compared with the growth of the Standard & Poor’s 500, Russell 1000 and Russell 1000 Value Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Top 10 Stock Holdings
			% of Net Assets
Berkshire Hathaway Inc. - Class B			7.0
Liberty Broadband Corp. - Series C			6.8
Alphabet, Inc. - Class C			6.5
Booking Holdings Inc.			4.3
Laboratory Corp. of America Holdings			4.2
Mastercard Inc. - Class A			4.2
Visa Inc. - Class A			4.0
Facebook, Inc. - Class A			3.9
Thermo Fisher Scientific Inc.			3.6
Linde plc			3.6
			48.1
Top Performers		Average
	Return	Weight	Contribution
Alphabet, Inc. - Class C	12.8%	6.3%	0.72%
TransDigm Group, Inc.	13.9	1.9	0.46
Vulcan Materials Co.	10.4	3.0	0.30
Liberty SiriusXM Group - Series C	10.5	2.9	0.29
Dollar Tree, Inc.	6.3	3.0	0.24

Industry Breakdown
			% of Net Assets
Communication Services			25.8
Information Technology			19.6
Financials			16.5
Consumer Discretionary			13.1
Health Care			11.1
Materials			6.8
Consumer Staples			2.3
Cash Equivalents/Other			4.8
			100.0

Bottom Performers		Average
	Return	Weight	Contribution
Facebook, Inc. - Class A	(7.7)%	4.2%	(0.33)%
Liberty Global plc - Class C	(10.3)	2.9	(0.29)
Amazon.com, Inc.	(8.3)	2.3	(0.20)
Berkshire Hathaway Inc. - Class B	(2.4)	6.9	(0.17)
Laboratory Corp. of America Holdings	(2.8)	4.5	(0.12)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics Return shown is the actual quarterly return of the security or combination of share classes.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 1.23% and 1.08% (gross) of the Fund’s Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements.
Performance data represents past performance, which does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_ performance.fs.
See page 6 for additional performance disclosures. See page 74 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

13 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

PARTNERS VALUE FUND
Investment Style: Multi-Cap Value
Co-Portfolio Managers: Wally Weitz, CFA & Brad Hinton, CFA
The Partners Value Fund’s Institutional Class returned +1.88% during the third quarter compared to +1.16% for the Russell 3000 and +1.70% for the S&P 500. Year to date, the Fund’s Institutional Class returned +24.73% compared to +20.09% for the Russell 3000 and +20.55% for the S&P 500. While returns moderated over the summer months, it has been a very good year so far in both absolute and relative terms.
Alphabet, Texas Instruments and LKQ posted double-digit returns and were the strongest contributors to quarterly results. Alphabet’s organic growth rebounded after decelerating earlier in the year, and the stock responded accordingly. Texas Instruments reported solid quarterly results and issued guidance that was better than investors anticipated. The business keeps churning out free cash flow, and management keeps returning it to shareholders via dividends and repurchases. New holding LKQ’s quick gains highlighted the value of buying meaningful positions from the get-go when our team identifies the right opportunities at the right price.
Detractors for the quarter included DXC Technology, Qurate Retail and Liberty Global. Our investment thesis on DXC materially changed, and we sold our position after a clear-eyed, spirited re-underwriting. We realized a permanent markdown on this one, but as Warren Buffett says, “You don’t have to make it back the way you lost it.” We wrote extensively about Qurate Retail last quarter and, in the words of Charlie Munger, have “nothing to add” about the latest downdraft. Our team continues to monitor Qurate’s results closely. Liberty Global’s stock drifted lower as investors worried that the pending sale of their Swiss unit may hit a snag. We think the company’s assets trade too cheaply, regardless of how the deal is resolved.
Liberty Broadband, Mastercard and Summit Materials were the largest contributors year to date. Liberty Broadband’s primary asset is 54 million shares of Charter Communications, worth more than $22 billion. Charter has delivered solid results and is well along its 2019 path to ramping free cash flow via lower capital spending. Mastercard continued to grow revenues and profits at a healthy rate, though its stock price rose even faster. While the payment networks are among the world’s best businesses, we have marginally trimmed the position size of the well-loved stock.
Summit Materials headlined a trio of construction materials stocks that generated outsized returns. The Fund’s only three detractors year to date were Qurate Retail, DXC Technology and recent addition, Box.
We added two new stocks to the portfolio and eliminated two others during the quarter. ACI Worldwide is a payments software company providing both on premise and on demand solutions to customers across the card payment value chain. We have owned ACI in our Hickory Fund for six years, and the company’s progress in modernizing its product offering has been impressive. We think ACI is well positioned to win in multiple ways over the next several years. LKQ Corporation distributes salvage and aftermarket auto parts to collision repair shops in North America. In Europe, the company wholesales auto parts to mechanical repair shops, a different and perhaps more compelling long-term opportunity. Jon Baker, research analyst, details our investment thesis in this quarter’s Analyst Corner. We sold DXC Technology, as described above. We also exited Comcast at a healthy gain as the stock approached our value estimate. Currently we see more potential upside in mid-cap stocks such as ACI Worldwide and LKQ, which trade at much wider discounts to our value estimates.
The portfolio remains focused and concentrated while staying true to our valuation discipline. We own 31 businesses, with position sizes generally ranging from 2% to 6% (average position size: 3.1%). The Fund’s top ten holdings represent 44% of net assets. While the Fund may screen as a large-cap offering, we think our extra edge will likely come from our sizeable small- and mid-sized company holdings. For context, nearly 60% of the Fund is invested in companies with market caps under $25 billion.
Valuation remains our North Star, and in our team’s view, our stocks are reasonably priced even after sizeable year-to-date gains. The estimated price-to-value of the portfolio is in the mid-80s. From these levels, we have a chance to earn healthy long-term returns from both business value growth and by closing the gap between price and value. We look forward to reporting on the Fund’s progress at year end. Thank you once again for your investment and continued confidence in Weitz and our multi-cap strategy.
14 | Q3 2019 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns	Annualized
	Since
	Inception
	(6/1/1983)	20-year	10-year	5-year	3-year	1-year	YTD	Quarter
WPVLX - Investor Class	11.52%	6.43%	10.03%	4.43%	7.68%	4.60%	24.47%	1.80%
WPVIX - Institutional Class	11.55	6.49	10.16	4.67	7.97	4.90	24.73	1.88
S&P 500	10.97	6.33	13.24	10.84	13.39	4.25	20.55	1.70
Russell 3000	10.73	6.72	13.08	10.44	12.83	2.92	20.09	1.16
Russell 3000 Value	10.91	7.09	11.36	7.76	9.24	3.10	17.47	1.23

Growth of $10,000

This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund - Investor Class for the period since inception (6/1/83) through September 30, 2019, as compared with the growth of the Standard & Poor’s 500, Russell 3000 and Russell 3000 Value Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Top 10 Stock Holdings
			% of Net Assets
Berkshire Hathaway Inc. - Class B			5.9
Liberty Broadband Corp. - Series A & C			5.6
Alphabet, Inc. - Class C			5.2
Laboratory Corp. of America Holdings			4.3
Liberty SiriusXM Group - Series A & C			4.3
Visa Inc. - Class A			3.8
Redwood Trust, Inc.			3.8
Mastercard Inc. - Class A			3.7
Texas Instruments, Inc.			3.5
Liberty Global plc - Class C			3.5
			43.6
Top Performers		Average
	Return	Weight	Contribution
Alphabet, Inc. - Class C	12.8%	5.1%	0.59%
Texas Instruments, Inc.	13.3	3.9	0.50
LKQ Corp.	18.2	2.0	0.45
Summit Materials, Inc. - Class A	15.3	2.8	0.41
Martin Marietta Materials, Inc.	19.4	2.3	0.41

Industry Breakdown
			% of Net Assets
Information Technology			25.7
Communication Services			23.8
Financials			14.9
Consumer Discretionary			11.0
Materials			10.2
Industrials			7.5
Health Care			4.3
Cash Equivalents/Other			2.6
			100.0

Bottom Performers		Average
	Return	Weight	Contribution
DXC Technology Co.	(46.2)%	1.2%	(1.14)%
Qurate Retail, Inc. - Series A	(16.7)	2.4	(0.47)
Liberty Global plc - Class C	(10.3)	3.8	(0.38)
Facebook, Inc. - Class A	(7.7)	3.3	(0.23)
Berkshire Hathaway Inc. - Class B	(2.4)	5.8	(0.14)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfoilio Analytics Return shown is the actual quarterly return of the security or combination of share classes.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 1.27% and 1.07% (gross) of the Fund’s Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements.
Performance data represents past performance, which does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_ performance.fs.
See page 6 for additional performance disclosures. See page 74 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
15 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

PARTNERS III OPPORTUNITY FUND
Investment Style: Multi-Cap Alternative
Portfolio Manager: Wally Weitz, CFA
The Partners III Opportunity Fund’s Institutional Class returned +2.95% in the third quarter compared to +1.70% for the S&P 500 and +1.16% for the Russell 3000. For the year to date, the Partners III Opportunity Fund’s Institutional Class returned +27.60% compared to +20.55% for the S&P 500 and +20.09% for the Russell 3000.
Although the pace of gains slowed, the Fund’s positive third quarter return (both absolute and relative) added to an already strong calendar year. Quarterly returns were led by Intelligent Systems (Q3: +44%), Alphabet (Q3: +13%) and Texas Instruments (Q3: +13%). Intelligent Systems recouped prior quarter declines on its way to new highs, as more investors have been attracted to the growth outlook for the CoreCard business. Alphabet shares rose after reporting reaccelerating organic growth, while Texas Instruments shares rose as investors began to gain confidence in reaching a “bottom” for the current cycle in analog semiconductors. Year to date, Intelligent System (YTD: +222%) shares more than tripled, contributing over one-third of the Fund’s total return. Other top contributors Liberty Broadband (YTD: +45%) and Mastercard’s (YTD: +45%) very strong year-to-date returns appear modest by comparison.
DXC Technology (Q3: -46%, YTD: -44%) was one of the Fund’s top detractors (among our long positions) in both periods. DXC is a business in transition from traditional IT outsourcing arrangements to helping clients migrate their IT infrastructure, software and business processes to modern cloud architectures. Revenue is shrinking as the new digital migration business has not yet reached sufficient volume to offset the declines in legacy contracts. Adding insult to investors’ injuries, management has been unable to accurately forecast when the business will return to organic growth. After a thorough re-underwriting of our investment, we have materially lowered several of our key modeling assumptions, resulting in a lower business value estimate. Even after these negative revisions, DXC shares trade at a mid-single-digit multiple of expected earnings and free cash flow. Put simply, the shares seem priced for nothing to go right. In our experience, when expectations are this low, even a modest improvement (which we expect) can lead to a positive rerating of the stock.
Rounding out the quarterly detractors are Qurate Retail (Q3: -17%) and Liberty Global (Q3: -10%). Investors remain skeptical of Qurate’s future prospects, despite its solid cash flow generation. Liberty Global’s lackluster results underwhelmed investors who are also concerned that the planned sale of its Swiss assets will be blocked. We remain confident in the management teams of both companies and believe both stocks trade too cheaply. On a year-to-date basis, Box (YTD: -2%) joins DXC and Qurate (YTD: -47%) in the penalty box. Overall, the Fund’s short position against the S&P 500 was the top detractor from year-to-date results.
The Fund initiated a new pair trade during the quarter, initiating a long position in Dollar Tree while shorting a similar amount of Dollar General. Although currently modest in size, the position is an example of the “extra tools in the toolbox” of this long-biased portfolio. We are not specifically negative on Dollar General. Rather, we believe investors’ expectations for Dollar Tree’s acquired Family Dollar business are too low. This pair trade attempts to isolate the potential embedded value of a recovery for Family Dollar. During the quarter we also closed our positions in Booking Holdings and Wesco Aircraft. We realized quick gains from a small position in Booking. Signs of a turnaround at Wesco were encouraging, ultimately attracting a “take private” bid that led us to sell our shares.
The Fund’s short exposure remained relatively unchanged at 16% of net assets while the effective net long drifted modestly lower to 78% of net assets. We anticipate that this current era of slow/no inflation and low/negative interest rates will, at some point, give way (see our Value Matters for additional market commentary and outlook). In the interim, we feel confident that the businesses we own will be able to successfully navigate, and potentially capitalize on, whatever may come next.
16 | Q3 2019 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns	Annualized
	Since
	Inception
	(6/1/1983)	20-year	10-year	5-year	3-year	1-year	YTD	Quarter
WPOIX - Investor Class	12.12%	8.68%	10.60%	4.85%	8.39%	11.88%	27.12%	2.80%
WPOPX - Institutional Class	12.22	8.86	10.96	5.36	8.98	12.54	27.60	2.95
S&P 500	10.97	6.33	13.24	10.84	13.39	4.25	20.55	1.70
Russell 3000	10.73	6.72	13.08	10.44	12.83	2.92	20.09	1.16
Russell 3000 Value	10.91	7.09	11.36	7.76	9.24	3.10	17.47	1.23

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Partners III Opportunity Fund - Institutional Class for the period since inception (6/1/83) through September 30, 2019, as compared with the growth of the Standard & Poor’s 500, Russell 3000 and Russell 3000 Value Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Top 10 Stock Holdings
			% of Net Assets
Intelligent Systems Corp.			13.7
Berkshire Hathaway Inc. - Class B			10.4
Liberty Global plc - Class C			6.0
Liberty Broadband Corp. - Series A & C			5.1
Alphabet, Inc. - Class C			5.0
Visa Inc. - Class A			5.0
Mastercard Inc. - Class A			4.9
Liberty SiriusXM Group - Series A & C			4.0
Facebook, Inc. - Class A			3.2
Texas Instruments, Inc.			3.2
			60.5

Top Performers		Average
	Return	Weight	Contribution
Intelligent Systems Corp.	44.3%	14.5%	4.46%
Alphabet, Inc. - Class C	12.8	4.6	0.52
Texas Instruments, Inc.	13.3	3.0	0.37
Summit Materials, Inc. - Class A	15.3	2.6	0.36
Liberty SiriusXM Group - Series A & C	10.2	3.7	0.34

Industry Breakdown
			% of Net Assets
Information Technology			34.6
Communication Services			26.2
Financials			19.0
Consumer Discretionary			6.0
Health Care			3.2
Materials			2.4
Industrials			2.1
Securities Sold Short			(15.9)
Short Proceeds/Other			22.4
			100.0

Bottom Performers		Average
	Return	Weight	Contribution
DXC Technology Co.	(46.2)%	3.5%	(1.81)%
Liberty Global plc - Class C	(10.3)	6.3	(0.65)
Qurate Retail, Inc. - Series A	(16.7)	1.5	(0.25)
Facebook, Inc. - Class A	(7.7)	3.3	(0.25)
Berkshire Hathaway Inc. - Class B	(2.4)	9.9	(0.25)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics Return shown is the actual quarterly return of the security or combination of share classes.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 2.13% and 1.56% of the Fund’s Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Performance data represents past performance, which does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_ performance.fs.
See page 6 for additional performance disclosures. See page 74 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
17 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

HICKORY FUND
Investment Style: Mid-Cap Value
Co-Portfolio Managers: Wally Weitz, CFA & Drew Weitz
The Hickory Fund returned +1.71% in the third calendar quarter compared to +0.48% for the Russell Midcap Index (the Fund’s primary benchmark) and -1.28% for the Russell 2500. For the calendar year to date, the Hickory Fund returned +27.65% compared to +21.93% for the Russell Midcap and +17.72% for the Russell 2500.
Although the pace of gains slowed, the Fund’s positive third quarter return (both absolute and relative) added to an already strong calendar year. The “rising tide” environment that amplified returns in the first half of the year receded, resulting in more varied returns across the market and the portfolio. We believe this is a positive development—stock price movements should reflect the economics of their underlying businesses. Markets are generally healthier when investors price assets based on company-specific stimuli, rather than speculating on the timing and magnitude of government stimulus.
The Fund’s year-to-date results gravitated around two common themes. First, after the broad sell-off at the end of 2018, many of our holdings traded at valuations we felt were simply too low, and we added to new and existing positions at attractive prices. Second, as 2019 has progressed, we have enjoyed stock price recoveries that have outpaced the market, led by several of our large and high-conviction holdings, including Liberty Broadband (Q3: +1%, YTD: +45%), rural telecommunications provider LICT Corp. (Q3: +20%, YTD: +36%), and cement and aggregates provider Summit Materials (Q3: +15%, YTD: +79%). Recycled auto parts distributor, and new portfolio holding, LKQ Corp also got off to a fast start, landing a spot in the quarterly honor roll. Investors are encouraged to read this quarter’s Analyst Corner, in which our colleague Jon Baker provides greater detail on our LKQ investment thesis.
Against this backdrop of overall positive results, we acknowledge that Qurate Retail (Q3: -17%, YTD: -47%) has been a notable detractor in 2019. The QxH segment’s (combined QVC US and HSN) second quarter sales were down less than 2% (a modest improvement compared to the first quarter sales decline) and profit margins remained healthy. Nevertheless, investors have taken a myopic view of retailers, broadly categorizing the industry into the “haves” (e.g., Amazon.com) and the “have-nots” (e.g., nearly everyone else). We believe this “have not” mentality drastically undervalues Qurate, and its shares represent an attractive value. That said, we are clear-eyed about the challenges facing retailers and factor that uncertainty into our portfolio weighting decisions.
Gardner Denver was the top detractor to quarterly results (Q3: -18%, YTD: +38%). After enjoying strong gains upon its announced combination with Ingersoll Rand’s industrial operations, the stock took a breather this quarter as investors began to worry about its more cyclically exposed energy end markets. The stock remains an outperformer for the calendar year.
LKQ was the lone portfolio addition this quarter, while we closed our positions in Compass Minerals and Wesco Aircraft. Signs of a turnaround at Wesco were encouraging, ultimately attracting a “take private” bid that led us to sell our shares. In contrast, Compass’s turnaround efforts remain in the early stages, and we decided to exit our remaining position to reinvest in higher-conviction opportunities. Additionally, we trimmed positions like Formula One, Marvell Technology and Summit Materials on strength, while adding to Qurate and ACI Worldwide on weakness.
Despite the strong calendar-year appreciation, our estimated portfolio price-to-value ratio remains in the low-to-mid 80s. This result is a function of having started the year at lower valuation levels, business value growth and the impact of the new entrants to the portfolio. We remain confident that our portfolio of businesses can continue to generate healthy returns from these levels. Our team remains very active in seeking out additional attractive opportunities. We appreciate your confidence in us and the opportunity to invest alongside you.
18 | Q3 2019 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns	Annualized
	Since
	Inception
	(4/1/1993)	20-year	10-year	5-year	3-year	1-year	YTD	Quarter
WEHIX	9.43%	4.93%	10.45%	5.37%	6.54%	7.16%	27.65%	1.71%
Russell Midcap	10.74	9.51	13.07	9.10	10.69	3.19	21.93	0.48
Russell 2500	10.16	9.21	12.22	8.57	9.51	(4.04)	17.72	(1.28)
S&P 500	9.52	6.33	13.24	10.84	13.39	4.25	20.55	1.70

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period since inception (4/1/93) through September 30, 2019, as compared with the growth of the Russell Midcap, Russell 2500 and Standard & Poor’s 500 Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Top 10 Stock Holdings
			% of Net Assets
Liberty Broadband Corp. - Series A & C			7.8
LICT Corp.			6.8
Laboratory Corp. of America Holdings			4.6
Summit Materials, Inc. - Class A			4.3
GCI Liberty, Inc. - Class A			4.2
Liberty SiriusXM Group - Series A & C			4.2
Redwood Trust, Inc.			4.1
Guidewire Software, Inc.			4.1
Black Knight, Inc.			4.1
Axalta Coating Systems Ltd.			3.9
			48.1

Top Performers
		Average
	Return	Weight	Contribution
LICT Corp.	19.5%	6.4%	1.16%
Summit Materials, Inc. - Class A	15.3	4.3	0.67
LKQ Corp.	18.2	2.1	0.51
Liberty SiriusXM Group - Series A & C	10.2	4.1	0.39
Perspecta Inc.	11.8	1.9	0.24

Industry Breakdown
			% of Net Assets
Communication Services			30.9
Information Technology			17.6
Materials			13.2
Consumer Discretionary			12.5
Industrials			8.4
Financials			5.2
Health Care			4.6
Real Estate			3.7
Cash Equivalents/Other			3.9
			100.0

Bottom Performers
		Average
	Return	Weight	Contribution
Gardner Denver Holdings, Inc.	(18.2)%	3.1%	(0.67)%
Qurate Retail, Inc. - Series A	(16.7)	2.6	(0.50)
Liberty Global plc - Class C	(10.3)	2.9	(0.29)
ACI Worldwide, Inc.	(8.8)	3.1	(0.25)
Box, Inc. - Class A	(6.0)	2.1	(0.14)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics Return shown is the actual quarterly return of the security or combination of share classes.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 1.27% of the Fund’s net assets. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/ or reimbursements. Performance data represents past performance, which does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_ performance.fs.
See page 6 for additional performance disclosures. See page 74 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
19 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

BALANCED FUND
Investment Style: Conservative Allocation
Portfolio Manager: Brad Hinton, CFA
The Balanced Fund’s Institutional Class returned +1.33% for the third quarter compared to +1.22% for the Morningstar Moderately Conservative Target Risk Index (the primary benchmark). Year to date, the Fund’s Institutional Class returned +14.42% compared to +11.19% for the primary benchmark. Longer term, total returns well above inflation have helped our investors steadily build wealth.
At the risk of waxing nostalgic, let’s turn the clock back to 1994 (the year I graduated from business school). The S&P 500 Index was in the mid-400s (versus nearly 3,000 at quarter end), 30-year mortgage rates were over 8.5%, the movie Forrest Gump ruled the box office, the World Series was canceled due to a union strike, and Weitz managed less than $400 million in client assets. We won’t even start with fashion, though Wally insists that plaid was in high style. While Tom Hanks is still a movie star, much has changed. The explosion of readily available and instantly accessible information is near the top of the list. The Internet, social media and news outlets provide a constant stream of headlines vying for eyeballs and attention.
It is difficult to recall a time in my investing career when the signal-to-noise ratio has been lower. Signal is useful data, while noise is everything else. In electronic components, noise takes the form of static. When the signal-to-noise ratio is low, turning up the volume only makes the static worse. Our information age feeds this beast with a cacophony of “breaking news” that is ultimately unrelated (and often counter) to building wealth over years and decades. If investors become too distracted by noise, they can easily take their eye off the ball and start speculating under the guise of investing.
By now readers may be saying, “Thanks, ‘get off my lawn’ guy. So, what can we do about it?” First, all of the investment team at Weitz is here to absorb this noise on behalf of our investors. We want to help keep you on track for the very long term. The more noise there is, the more valuable this aspect of investment management becomes. Second, it is our job as value investors to sift through the noise to identify and isolate the signal, and to act with conviction when we determine that it is priced inappropriately in the market. The portfolio reflects the fruit of this labor. Third, as the noise floor rises, price volatility may well increase. Passive investing is a terrific bull market strategy. Steady hands at the wheel are only appreciated in turbulent weather, but then they really matter. We want the wheel, and with it a chance to earn your trust, in all weather conditions.
A rundown of the Fund’s top and bottom quarterly performers is shown in the table on the following page. Martin Marietta Materials, Alphabet, Vulcan Materials and Texas Instruments posted double-digit returns to pace the contributors. Diageo, Linde, LabCorp and Berkshire Hathaway all declined less than 5%, with no changes to our investment theses. Year to date, Charter Communications, Mastercard and LabCorp were the largest contributors. Charter has delivered solid results and is well along its 2019 path to ramping free cash flow via lower capital spending. Mastercard continued to grow revenues and profits at a healthy rate, though its stock price has risen even faster. LabCorp posted “good enough” results, especially in the first quarter, and the company is poised to generate more than $11 in cash earnings per share for the year. Bonds provided ballast with modest, positive returns from both income and price appreciation. The Fund did not have any stocks that detracted from results year to date, which is unusual and likely unsustainable.
We did not buy any new stocks in the third quarter. We sold Marvell Technology Group at healthy gains, in part to trim and focus the Fund’s semiconductor exposure around core holdings Analog Devices and Texas Instruments. We were more active in bonds. We added short-maturity corporate bonds issued by AON Corporation, an insurance/professional services company we have owned in our equity portfolio for nearly a decade. Our team also found value in high-quality, short-lived bonds backed by equipment and light-duty truck collateral. Finally, as mortgage spreads (the yield above U.S. Treasuries) widened to three-year highs, we nibbled at lower coupon, conventional 10- and 15-year collateral offering acceptable risk/return trade-offs.
In our view, the Fund remains well positioned to achieve our three investment objectives: long-term capital appreciation, capital preservation and current income. It is also prudent, however, to temper expectations after healthy gains in most risk assets.We own equity stakes in 26 companies representing 41.1% of net assets. We think our stocks are reasonably priced, even after sizeable year-to-date returns. Our fixed-income holdings include corporate bonds (11.9%), securitized debt (10.0%), Treasury securities (31.2%) and cash equivalents (5.8%). These bonds should provide ballast as the investing tides ebb and flow, along with a modest layer of coupon income. While the specific securities evolve with market conditions, the “shape” of our bond exposure remains decidedly short maturity and high quality.
Thank you again for your continued investment and confidence in our firm. We look forward to updating you on portfolio developments at year end.
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Returns	Annualized
	Since
	Inception
	(10/1/2003)	10-year	5-year	3-year	1-year	YTD	Quarter
WBALX - Investor Class	5.72%	7.54%	5.63%	7.68%	7.97%	14.42%	1.33%
WBAIX - Institutional Class	5.72	7.54	5.63	7.68	7.97	14.42	1.33
Moderately Conservative	6.02	6.09	5.00	5.94	6.64	11.19	1.22

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Balanced Fund – Investor Class for the period since inception (10/1/03) through September 30, 2019, as compared with the growth of the Moderately Conservative and Blended Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Top 10 Stock Holdings
% of Net Assets
Berkshire Hathaway Inc. - Class B	2.6
Thermo Fisher Scientific Inc.	2.1
Alphabet, Inc. - Class C	2.0
Laboratory Corp. of America Holdings	1.9
Visa Inc. - Class A	1.9
Linde plc	1.8
Mastercard Inc. - Class A	1.8
Charter Communications, Inc. - Class A	1.8
Microsoft Corp.	1.8
Vulcan Materials Co.	1.7
19.4

Top Stock Performers
		Average
	Return	Weight	Contribution
Martin Marietta Materials, Inc.	19.4%	1.3%	0.24%
Alphabet, Inc. - Class C	12.8	2.0	0.23
Vulcan Materials Co.	10.4	1.6	0.16
Texas Instruments, Inc.	13.3	1.2	0.15
Comcast Corp. - Class A	7.1	1.5	0.11

Industry Breakdown
% of Net Assets
Information Technology	11.9
Financials	8.7
Materials	7.0
Health Care	5.6
Communication Services	5.3
Consumer Staples	1.5
Industrials	1.1
Total Common Stocks	41.1
U.S. Treasury Notes	31.2
Corporate Bonds	11.9
Mortgage-Backed Securities	5.1
Asset-Backed Securities	4.9
Cash Equivalents/Other	5.8
Total Bonds & Cash Equivalents	58.9
100.0

Bottom Stock Performers
		Average
	Return	Weight	Contribution
Diageo plc - Sponsored ADR	(3.9)%	1.7%	(0.07)%
Linde plc	(3.1)	1.9	(0.06)
Laboratory Corp. of America Holdings	(2.8)	2.2	(0.06)
Berkshire Hathaway Inc. - Class B	(2.4)	2.5	(0.05)
Oracle Corp.	(3.0)	1.5	(0.05)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics Return shown is the actual quarterly return of the security or combination of share classes.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 1.30% (gross) and 0.97% (gross) of the Fund’s Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Performance data represents past performance, which does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_ performance.fs.
See page 6 for additional performance disclosures. See page 74 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
21 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

CORE PLUS INCOME FUND
Investment Style: Intermediate-Term Bond
Co-Portfolio Managers: Tom Carney, CFA & Nolan Anderson
Core Plus Income Fund’s Institutional Class returned +2.04% for the third quarter compared to a +2.27% return for the Bloomberg Barclays U.S. Aggregate Bond Index, our primary benchmark. Year to date, the Fund’s Institutional Class returned +7.48% compared to a +8.52% return for the Bloomberg Barclays U.S. Agg. Given our conservative duration and credit positioning, we are pleased with our year-to-date performance.
Portfolio Positioning
The table below shows the change in allocation to various sectors, from the prior quarter and compared to a year ago. This summary provides a view over time of how we have allocated capital.
Since our goal is to invest in sectors that we believe offer the best risk-adjusted returns, our allocations may change significantly over time.
			Quarter/
			Quarter
			Change
Sector (% of Net Assets)	9/30/2019	6/30/2019	(bps)	9/30/2018
Corporate Bonds	28.4	25.0	+340	23.9
Corporate Convertible Bonds	1.6	1.2	+40	1.8
Asset-Backed Securities (ABS)	27.2	25.2	+200	25.4
Commercial Mortgage-Backed
Securities (CMBS)	9.3	11.2	-190	1.8
Agency Mortgage-Backed (MBS)	1.8	2.1	-30	0.1
Non-Agency Mortgage Backed
(RMBS)	2.8	1.9	+90	3.1
Taxable Municipal Bonds	0.4	0.4	0	0.8
U.S. Treasury	24.4	27.6	-320	39.6
Other	0.2	0.3	-10	0.5
Cash & Equivalents	3.9	5.1	-120	3.0
Total	100.0	100.0	0	100.0
High Yield+	10.6	8.0	+260	11.7

Effective duration (years)	4.1	4.2	-0.1	4.4
Effective maturity (years)	5.2	5.2	0	5.1

+High-Yield exposure (as of 9/30/2019) consists of investments in the Corporate, Corporate Convertible, ABS and CMBS sectors.
Sector allocations shifted moderately during the quarter, with the largest increase in corporate bonds, followed by asset-backed securities (ABS). The largest decrease was in U.S. Treasury bonds. We continued to be a net seller of U.S. Treasuries in the quarter as yields plummeted. We sold our 2028 maturity Treasuries at a yield of less than 1.60%, after purchasing them last year at an average yield of 3.0%. In addition to the attractive carry, we realized capital appreciation of approximately 12%. We also sold a portion of our longest-duration Treasury bonds with a 2046 maturity at less than a 2.0% yield. On a year-over-year basis, our Treasury portfolio has shrunk from approximately 40% of Fund assets to 24%. Our remaining Treasury holdings provide portfolio diversification and risk management benefits, which we believe are prudent during a time when frothy conditions are surfacing in portions of the credit markets.
As of September 30, our high-yield exposure was 10.6%, up from 8.0% as of June 30. Since the Fund’s inception, we have flexed our high-yield* allocation meaningfully—from a low of approximately 5.0% to near 25.0%, the maximum permitted.
Overall portfolio metrics as measured by average effective maturity and average effective duration were relatively steady in the third quarter. The average effective maturity was unchanged at 5.2 years, and the average effective duration moved slightly lower to 4.1 years from 4.2 years (versus 5.8 years for the Bloomberg Barclays U.S. Agg on 9/30/19). From a risk-adjusted return perspective, the significant decline in yields and flattening of the yield curve, along with tighter credit spreads, have materially reduced the incentive to lend longer. To put our positioning versus the Morningstar Intermediate Core-Plus Bond category in perspective, approximately 50% of our portfolio has a maturity of less than seven years compared to approximately 20% for the category. Should interest rates and/or credit spreads increase materially from here, we are in a strong position to play offense. As of September 30, the Fund’s Institutional Class had a yield-to-worst* (YTW) of 2.79% compared to a YTW of 2.26% for the Index.
Top Quarterly Contributors
Security selection and curve positioning were the key drivers of performance.
•     U.S. Treasury Bonds: Our U.S. Treasury holdings were the largest contributor to performance. We benefited from the increased duration of our Treasury portfolio as we added to our holdings at higher yields over the past year. As of September 30, the duration of our treasury portfolio was slightly over 10 years.
•     Corporate Bonds: Corporate credit performance was bolstered by strong (unrealized) price appreciation driven by both declining base rates (U.S. Treasuries) and credit spreads. Primary contributors included real estate investment trusts (REITs), communications and technology.
•     Securitized Products (ABS, CMBS, MBS and RMBS): Securitized products continued to perform at or above our expectations with respect to credit performance and overall average life progression* while providing steady income and in some cases price appreciation.
Top Quarterly Detractors
No segment contributed negative results in the quarter.
Third Quarter Investment Activity
New investment activity was weighted toward securitized products and corporate bonds. In ABS, we added to our fixed-rate auto, consumer and equipment holdings. We also made our first Whole Business Securitization (WBS) investment, with the purchase of bonds secured by Driven Brands. Driven Brands is one of the largest franchisors in the automotive aftermarket industry, with a diversified roster of companies, including Maaco, Meineke, CARSTAR and Take 5 Oil Change. The company has a long track record of growing its franchise base and has delivered 11 consecutive years of same-store sales growth. We also like the non-discretionary nature of its business, which we believe should perform reasonably well in an economic downturn. We recently met with management and came away impressed by
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their long-term strategy to grow the business both organically and through acquisitions. The automotive aftermarket industry remains highly fragmented, and we believe Driven Brands’ leadership and business model is likely to result in a larger, more diversified business during our 6-7-year investment horizon.
As we look across the broad securitized marketplace, it is becoming increasingly difficult to find attractive investment opportunities. One segment of our ABS holdings that has meaningfully declined over the past year (from 15% of the Fund to approximately 10% today) as a result of increased competitive pressures is auto ABS, particularly in subprime. After tightening credit in 2016, subprime auto issuers have experienced improved performance in their ABS transactions, resulting in a positive shift in investor sentiment. Significant capital flows have resulted in tighter spreads and lower all-in yields. This has led to intense competition for bonds down the capital structure, particularly BBB-rated securities, compressing the spread between higher- and lower-quality issuers.
This lack of issuer tiering is illustrated in the chart below, courtesy of J.P. Morgan. The solid black line represents J.P. Morgan’s indicative BBB spread for benchmark subprime auto issuers such as Americredit (AMCAR) and Santander Consumer (SDART) going back to January 2017. What is the chart signaling? A few years ago, investors required 100-125 basis points of additional spread to compensate for higher sponsor and liquidity risks. As illustrated on the right side of the chart, investors today are requiring as little as 15 bps of additional spread compensation for largely the same risks.
While investor protections in BBB-rated securities like these are relatively strong, they are not without risks. These bonds are typically locked out from principal payments for approximately three years and face the risk of extending should the performance of the underlying loans perform worse than expected. In a recession scenario, lower-quality sponsors could face elevated financial risks, making the bonds potentially less liquid as investors are forced to consider seller/servicer disruption. While these potential risks may not materialize, we don’t believe investors are being adequately compensated for any hazards that may lie ahead. Right after quarter-end, lower-quality new issue BBB-rated subprime auto ABS securities are pricing with all-in yields as low as 2.75%.
In corporate credit, the majority of our activity in both investment grade* and high yield* took place in shorter-term bonds with an expected investment horizon of less than three years. We added to existing holdings and made new investments diversified across energy, communications, financials, industrials, retail and technology.
Fund Strategy
Our approach consists primarily of investing in a portfolio of high-quality bonds, while maintaining an overall portfolio average duration of 3½ to 7 years. Our goal is to capture attractive coupon income and potential price appreciation by investing in longer-duration bonds. We do not and will not try to mimic any particular index as we construct our portfolio.
We may also invest up to 25% in fixed-income securities that are not considered investment grade (such as high-yield and convertible bonds, preferred and convertible preferred stock) but have favorable risk/reward characteristics.
We believe our flexible mandate will benefit investors over the long term. We seek out potentially mispriced securities and select portfolio assets one security at a time based on our view of opportunities in the marketplace. Our fixed income research is not dependent on, but often benefits from, the work our equity teammates conduct on companies and industries, in the course of their due diligence.
Overall, we strive to be adequately compensated for the risks assumed in order to maximize investment (or reinvestment) yield and to avoid making interest rate bets, particularly ones that depend on interest rates going down.
*Definitions: Investment Grade Bonds: Those securities rated at least BBB- by one or more credit ratings agencies. Non-Investment Grade Bonds: Those securities (commonly referred to as “ high yield” or “ junk” bonds) rated below BBB- by two or more credit ratings agencies. Average Life Progression: A measure of repayment speed for a collateral pool (for example, a collection of mortgages may serve as the collateral pool for an issuance of mortgage-backed securities). Yield to Worst (YTW): lowest potential yield that can be received on a bond portfolio without the issuers actually defaulting.

23 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

CORE PLUS INCOME FUND (CONTINUED)

Returns
	Annualized
	Since Inception
	(7/31/2014)	5-year	3-year	1-year	YTD	Quarter
WCPNX - Investor Class	3.80%	3.98%	3.38%	9.03%	7.34%	2.08%
WCPBX - Institutional Class	4.01	4.19	3.58	9.23	7.48	2.04
Bloomberg Barclays U.S. Aggregate Bond	3.35	3.38	2.92	10.30	8.52	2.27

Five Largest Corporate Bond Issuers

Issuer	% of Securities
Redwood Trust, Inc.	1.6
CenturyLink, Inc.	1.5
NGL Energy Partners LP	1.2
MPLX LP	1.2
Silversea Cruise Holding Ltd.	1.1

Financial Attributes

Portfolio Summary
Average Maturity(d)	5.4 years
Average Effective Maturity(d)	5.2 years
Average Duration(d)	4.1 years
Average Effective Duration(d)	4.1 years
Average Coupon(d)	3.6%
30-Day SEC Yield - Investor Class	2.48%
30-Day SEC Yield - Institutional Class	2.68%

Maturity Distribution(d)

Maturity Type	% of Portfolio
Cash Equivalents	3.3
Less than 1 Year	15.9
1 - 3 Years	34.8
3 - 5 Years	9.7
5 - 7 Years	15.1
7 - 10 Years	11.1
10 Years or more	9.9
Common Stocks	0.2
100.0

Credit Quality(a)(d)
Underlying Securities	% of Portfolio
U.S. Treasury	24.6
U.S. Government Agency Mortgage
Related Securities(b)	1.8
AAA	8.6
AA	9.5
A	13.0
BBB	28.3
BB	4.7
B	3.7
CCC	0.7
Non-Rated	1.6
Common Stocks	0.2
Cash Equivalents	3.3
100.0

(a)
The Fund receives credit quality ratings on underlying securities of the Portfolio when available from credit rating agencies. The Fund considers a security to be investment grade if so rated by at least one credit rating agency. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by a credit rating agency.

(b)
Mortgage related securities issued and guaranteed by government-sponsored entities such as Fannie Mae and Freddie Mac are generally not rated by ratings agencies. Securities which are not rated do not necessarily indicate low quality. Fannie Mae’s and Freddie Mac’s senior long-term debt are currently rated Aaa and AAA by Moody’s and Fitch, respectively.

(c)	Percent of net assets
(d)	Source: Bloomberg Analytics

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 1.42% (gross) and 0.96% (gross) of the Fund’s Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_ performance.fs.
See page 6 for additional performance disclosures. See page 74 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
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25 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

SHORT DURATION INCOME FUND
Investment Style: Short-Term Bond
Co-Portfolio Managers: Tom Carney, CFA & Nolan Anderson
The Short Duration Income Fund’s Institutional Class returned +0.78% in the third quarter compared to a +0.71% return for the Bloomberg Barclays 1-3 Year U.S. Aggregate Index, our Fund’s primary benchmark. Year to date, the Fund’s Institutional Class returned +3.69% compared to a +3.45% return for the benchmark.
Portfolio Positioning
The table below shows the change in allocation to various sectors, from the prior quarter and compared to a year ago. This summary provides a view over time of how we have allocated capital. Since our goal is to invest in sectors that we believe offer the best risk-adjusted returns, our allocations may change significantly over time.
			Qtr Over
			Qtr Change
Sector (% Net Assets)	9/30/2019	6/30/2019	(bps)	9/30/2018
Corporate Bonds	22.7	31.6	-890	36.6
Corporate Convertible Bonds	4.1	3.6	+50	3.5
Asset-Backed Securities (ABS)	18.2	16.7	+150	13.0
Commercial Mortgage-Backed
Securities (CMBS)	4.5	4.4	+10	1.3
Agency Mortgage-Backed (MBS)	13.3	11.5	+180	11.9
Non-Agency Mortgage
Backed (RMBS)	7.7	5.4	+230	4.9
Taxable Municipal Bonds	0.1	0.1	0	0.2
U.S. Treasury	26.3	24.5	+180	27.5
Common Stocks	0.6	0.5	+10	0.4
Cash & Equivalents	2.5	1.7	+80	0.7
Total	100.0	100.0		100.0
High Yield+	6.7	5.8	+90	7.9

Effective duration (years)	1.5	1.6	-0.1	1.9
Effective maturity (years)	1.8	1.8	0	2.1
+High-Yield exposure (as of 9/30/2019) consists of investments in the Corporate, Corporate Convertible, ABS and CMBS sectors.

A pertinent takeaway from the table above is the significant quarter over quarter decline in our corporate bond segment, which has not been this low since 2008. Rather than reflecting a view of the corporate bond market in general (although overall leverage levels have been increasing), we have found other areas of the fixed-income marketplace to provide better opportunities for capital. Currently, securitized assets are where we believe we can achieve equal or better returns relative to investment-grade* corporate bonds, without taking, and in our view often reducing, incremental credit risk.
During the quarter, we continued to increase our exposure to shorter-duration (1-2 year) securitized products, including automobile consumer and equipment asset-backed securities. Agency mortgage-backed and non-agency mortgage backed securities also increased, which is particularly noteworthy, as the Fund’s agency mortgage-backed securities weighting had been in a multi-year decline due to, in our view, an unfavorable risk/reward opportunity. This valuation disparity began to change meaningfully in 2019 as spreads in agency mortgage-backed securities widened to three-year highs (impacting RMBS valuations as well) and became much more favorable to investors.
We were pleased to be able to invest in these very high-quality segments (particularly agency mortgage-backed securities) that have been investment pillars of the Fund over the years. We would expect to add to these segments should mortgage valuations remain at current levels—or become incrementally more attractive.
As of September 30, our high-yield* exposure increased to 6.7% from 5.8% on June 30 (our maximum threshold is 15%). Our high-yield exposure continues to be concentrated in primarily higher-quality, shorter-term bonds that we believe have attractive risk/ reward profiles.
Overall portfolio metrics as measured by average maturity and average effective duration changed modestly compared to the previous quarter. The average effective maturity was unchanged at 1.8 years, and the average effective duration declined to 1.5 years from 1.6 years. These measures provide a guide to the Fund’s interest rate sensitivity. A lower average effective maturity and shorter average effective duration reduce the Fund’s price sensitivity to changes in interest rates (either up or down).
These changes in high-level (duration and maturity) portfolio metrics are the result of the flattening yield curve, whereby we can currently earn comparable returns in shorter-term securities with less duration risk. The asset mix shift in our portfolio resulting in an increased exposure to securitized assets (mentioned earlier) has also shaped the overall portfolio metrics. Our ability to analyze and source shorter-duration securitized assets has greatly increased over the last several years—and now includes wide-ranging underlying assets including residential and commercial mortgages; car, personal and timeshare loans; fleet equipment lease; and small business loans. We believe this nearly $1.5 trillion market offers meaningful opportunity for us to leverage our fundamental, credit-focused research process in seeking to identify favorable risk-adjusted returns.
Top Quarterly Contributors
•     Securitized Products (ABS, CMBS, MBS and RMBS) were the largest contributor to results in the quarter. The Fund’s investments continued to perform at or above our expectations with respect to credit performance and average life progression* while providing steady income and limited price volatility.
•     The corporate bond segment benefited from further declines in base rates (U.S. Treasuries) and stable to modestly declining credit spreads. Primary contributors included the real estate investment trust (REIT) and bank sectors.
•     The U.S. Treasury bonds segment performed well in the quarter as coupon income was supplemented by (unrealized) price appreciation as interest rates declined.
Top Quarterly Detractors
No segment contributed negative results in the quarter.
26 | Q3 2019 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM
Third Quarter Investment Activity
New investment activity was weighted toward securitized products. In asset-backed securities, we added to our fixed-rate auto, consumer and equipment holdings. Our approach to securitized products remains focused on identifying investments with robust structural protections. Loan underwriting, servicing, financial stability, funding sources and diversification are some key variables used in our due diligence process.
In agency mortgage-backed securities, the Fund’s exposure increased for the first time in several years as the risk/reward ratio (mentioned earlier) became much more favorable. We invested in high-quality 10- and 15-year, seasoned mortgage-backed securities issued by government sponsored enterprises Freddie Mac and Fannie Mae whose return and average-life return profile exceeded corporate bond alternatives.
In U.S. Treasuries, we added to the Fund’s holdings that mature in 2020. Additionally, we sold the Fund’s longest Treasury position (October 2024), generating a meaningful gain, as the quarter’s rally in bond prices (yields down) and continued inversion of the yield curve (short-term rates above longer-term rates) made their continued ownership (risk/reward) less favorable.
In corporate credit, more bonds matured or were sold in the quarter than were added as new investments. Of particular note, we sold the Fund’s remaining investment in Range Resources, a high-yield, independent oil and gas company (principally natural gas) with meaningful assets in the Marcellus Shale of Appalachia (Pennsylvania and surrounding states). We purchased bonds issued by Range in July to December of 2015 at an average cost of approximately $92.25. Our investment thesis at the time was that the company had solid management, high-quality assets, a straightforward capital structure, meaningful equity to support debt holders, and we believed natural gas prices would not stay low (near $2 per McF or one thousand cubic feet) for an extended period of time. Fast forward to 2019 and much has changed. A key development in the past four years is the incredible success that the U.S. oil and gas industry has had in identifying, drilling (e.g., fracking) and producing these hydrocarbons. Due to these discoveries, natural gas prices have remained in the low $2 per McF range and are expected to stay low for the next several years. The result for many companies has been a meaningful decline in their equity values as investors have become concerned about future earnings potential. Range’s equity, for example, has declined over 90% since we made our first investment in their high-yield bonds. Because of these and other developments, we decided to exit our remaining Range corporate bond investment during the quarter, as the risk/reward had materially changed in our view. Range Resources continues to have quality assets and is run by a solid management team—but the downside risks with bonds priced near par outweigh any upside return potential. The epitaph for our investment, despite the industry headwinds, has been quite good. During the life of our investment, we received the coupon income of 5% annually and realized a more than five-point gain per bond from our average cost. We believe this is a prime example of our initial due diligence and ongoing surveillance that focuses on, among other things, management quality and asset coverage.
Unlike Range, many other energy-related bonds are currently trading near distressed levels, given the developments mentioned above. We have yet to add meaningfully to our energy exposure as we did in 2015/16. We will continue to assess the ramifications of the industry headwinds and look forward to reporting on our findings in upcoming reports.
Fund Strategy
Our approach consists primarily of investing in a portfolio of high-quality, short- to intermediate-term bonds, where we believe we can capture most of the coupon returns of long-term bonds, with less interest rate risk. The portfolio is managed to maintain an average duration of 1 to 3½ years. We do not and will not try to mimic any particular index as we construct our portfolio.
Our investments may be wide-ranging, but our analysis is the same: we strive to own only those investments we believe compensate us for the incremental credit risk we assume. Our overall goal is to invest in a portfolio of bonds that we believe represents attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment. We will patiently seek out areas of opportunity and invest one security at a time, relying on a fundamental research-based investment approach.
We believe our flexible mandate has and will continue to benefit shareholders over the long term. We seek out potentially mispriced securities and select portfolio assets based on our view of opportunities in the marketplace. Our fixed income research is not dependent upon, but often benefits from, the work our equity teammates conduct on companies and industries, in the course of their due diligence.
Our mission every day is to stay grounded, humble, hungry, passionate, honest and fully aligned with our shareholders.
*Definitions: Investment Grade Bonds: Those securities rated at least BBB- by one or more credit ratings agencies. Non-Investment Grade Bonds: Those securities (commonly referred to as “ high yield” or “ junk” bonds) rated below BBB- by two or more credit ratings agencies. Average Life Progression: A measure of repayment speed for a collateral pool (for example, a collection of mortgages may serve as the collateral pool for an issuance of mortgage-backed securities).
27 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

SHORT DURATION INCOME FUND (CONTINUED)

Returns	Annualized
	Since Inception
	(12/23/1988)	20-year	10-year	5-year	3-year	1-year	YTD	Quarter
WSHNX - Investor Class	4.96%	3.87%	2.24%	1.88%	1.81%	4.29%	3.53%	0.73%
WEFIX - Institutional Class	5.02	3.96	2.42	2.11	2.02	4.52	3.69	0.78
Bloomberg Barclays 1-3 Year U.S. Aggregate	—	3.23	1.55	1.61	1.84	4.67	3.45	0.71
CPI + 1%	3.51*	3.17	2.77	2.54	3.10	2.73	2.97	0.49
* Since 12/31/1988

Five Largest Corporate Bond Issuers
Issuer	% of Securities
Redwood Trust, Inc.	4.1
Wells Fargo	4.1
U.S. Bank	2.6
Goldman Sachs Group, Inc.	1.6
Bank of America Corp.	1.4

Financial Attributes
Portfolio Summary
Average Maturity(d)	1.9 years
Average Effective Maturity(d)	1.8 years
Average Duration(d)	1.6 years
Average Effective Duration(d)	1.5 years
Average Coupon(d)	3.0%
30-Day SEC Yield - Investor Class	2.11%
30-Day SEC Yield - Institutional Class	2.31%

Maturity Distribution(d)
Maturity Type	% of Portfolio
Cash Equivalents	2.1
Less than 1 Year	28.7
1 - 3 Years	50.8
3 - 5 Years	15.3
5 - 7 Years	2.5
Common Stocks	0.6
100.0

Credit Quality(a)(d)
Underlying Securities	% of Portfolio
U.S. Treasury	26.4
U.S. Government Agency Mortgage
Related Securities(b)	13.3
AAA	14.8
AA	5.9
A	14.7
BBB	15.4
BB	1.9
B	0.6
CCC	0.1
Non-Rated	4.2
Common Stocks	0.6
Cash Equivalents	2.1
100.0

(a)
The Fund receives credit quality ratings on underlying securities of the Portfolio when available from credit rating agencies. The Fund considers a security to be investment grade if so rated by at least one credit rating agency. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by a credit rating agency.

(b)
Mortgage related securities issued and guaranteed by government-sponsored entities such as Fannie Mae and Freddie Mac are generally not rated by ratings agencies. Securities which are not rated do not necessarily indicate low quality. Fannie Mae’s and Freddie Mac’s senior long-term debt are currently rated Aaa and AAA by Moody’s and Fitch, respectively.

(c)	Percent of net assets
(d)	Source: Bloomberg Analytics

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 0.92% (gross) and 0.63% (gross) of the Fund’s Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_ performance.fs.
See page 6 for additional performance disclosures. See page 74 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
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29 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

ULTRA SHORT GOVERNMENT FUND
Investment Style: Ultra-Short-Term Bond
Co-Portfolio Managers: Tom Carney, CFA & Nolan Anderson
The Ultra Short Government Fund returned +0.57% in the third quarter compared to a +0.63% return for the ICE BofAML US 6-Month Treasury Bill Index (6-Month Treasury), our primary benchmark. Year to date, the Fund returned +1.98% compared to a +2.02% return for the benchmark.
Overview
The Fund’s results in the quarter nearly matched those of its benchmark, as modest price appreciation in most Fund holdings enhanced strong income returns in the overall portfolio. The Fund’s year-to-date results are also comparable to those of the benchmark principally due to our decision in late 2018 to extend the Fund’s duration, from 0.3 to 0.5 years. In September, the Federal Reserve cut short-term interest rates for the second time this year in response to muted inflationary pressures, further signs of global economic weakness, and continuing trade uncertainties that have led to a softening of U.S. exports and business fixed investment.
The Federal Reserve’s monetary policy decisions (e.g., changes in short-term interest rates) will continue to affect all investments within our opportunity set. As a result, our yield and return will invariably follow the path dictated by the Federal Reserve’s monetary policy, as we frequently reinvest maturities with holdings that mature in a short period of time. As of September 30, 82.1% of our portfolio was invested in U.S. Treasury notes, 15.8% in investment-grade asset-backed securities and 2.1% in a high-quality money market fund. The average effective duration at September 30 was 0.4 years, down from 0.5 on June 30. The Fund’s 30-day yield decreased approximately 0.25% in the quarter to 1.87% as of September 30.
The Fund’s principal investment strategies and objectives of providing current income, protecting principal and providing liquidity remain our long-term goals. Under normal market conditions, the Fund will invest at least 80% of its net assets in obligations issued or guaranteed by the U.S. government and its government-related entities. The balance of Fund assets may be invested in U.S. investment-grade debt securities. We consider investment grade to be those securities rated at least BBB- by one or more credit rating agencies. Additionally, the Fund will maintain an average effective duration of one year or less. Duration is a measure of how sensitive the portfolio may be to changes in interest rates. All else equal, a lower-duration bond portfolio is less sensitive to changes in interest rates than a bond portfolio with a higher duration. Over time, this shorter-term focus (duration of less than one year) is intended to generate higher total returns than cash or money market funds, while also taking less interest rate risk than a bond portfolio with a higher duration.
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31 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

NEBRASKA TAX-FREE INCOME FUND
Investment Style: Municipal-State Bond
Portfolio Manager: Tom Carney, CFA
Nebraska Tax-Free Income Fund returned +0.58% in the third quarter compared to a +0.54% return for the Bloomberg Barclays 5-Year Municipal Bond Index, our primary benchmark. Year to date, the Fund’s total return was +3.65% compared to a +4.37% return for the index.
Overview
Investment performance was strong once again in the quarter. Income returns were buoyed by (unrealized) capital appreciation as interest rates declined across the yield curve. Our Fund’s results were good and slightly exceeded those of its benchmark.
Overall, municipal bonds underperformed Treasuries for the quarter as yield ratios of municipal bonds relative to comparable U.S. Treasuries moved higher. The ratio of the 5-year AAA-rated municipal bond to the 5-year Treasury, for example, increased 7% during the quarter to 83%. This ratio is a reasonably useful tool in measuring the relative attractiveness of tax-free municipal bonds to U.S. Treasury bonds. All else equal, the higher the ratio of municipal bond yields to U.S. Treasury yields, the more appealing municipal bonds become for investors, given their tax-advantaged status.
For more on our views regarding the fixed-income and equity markets, please read the Fixed Income Insights and Value Matters or visit our website (www.weitzinvesments.com).
Top Quarterly Contributors
All segments contributed positive results in the quarter. Leading segments included:
•     Electricity and public power revenue bonds issued by Dawson Nebraska Public Power District, Fremont Nebraska Combined Utility System, Lincoln Nebraska Electric System, Municipal Energy System of Nebraska and Nebraska Public Power District.
•     Primary and secondary general obligation bonds issued by Douglas County Nebraska Omaha School District and Sarpy County Nebraska Bellevue School District.
•     Hospital revenue bonds issued by Nebraska Medicine, Madonna Rehabilitation Hospital, Faith Regional Health Services and Nebraska Methodist Health System.
•     Higher education revenue bonds issued by Nebraska State College Facilities Corporation, Lincoln Nebraska Education Facilities (Nebraska Wesleyan University) and University of Nebraska Facilities Corporation (Health Center and College of Nursing Projects).
•     Water and sewer revenue bonds issued by Blair Nebraska, Omaha Nebraska and Upper Republican Natural Resource District Nebraska.
Top Quarterly Detractors
No segment contributed negative results in the quarter.
Turning to portfolio metrics, the average effective duration of the Fund decreased to 3.4 from 3.5 in the quarter, and the average effective maturity of our bonds increased to 3.6 years from 3.5 years. Overall asset quality remains high, with approximately 80% rated A or better by one or more nationally recognized statistical rating organizations.
Please see the following page for additional details regarding the breakdown of our investment. Our investments may be broad, but our philosophy is the same: we strive to own only those investments we believe compensate us for the incremental credit risk we assume. Our overall goal is to invest in a portfolio of bonds of varying maturities that we believe offer attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment.
The Fund seeks income that is exempt from Federal and Nebraska personal income taxes, but income from the Fund may be subject to federal alternative minimum tax and capital gains taxes.
32 | Q3 2019 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns
	Annualized
	Since Inception
	(10/01/1985)	20-year	10-year	5-year	3-year	1-year	YTD	Quarter
WNTFX	4.49%	3.24%	1.85%	1.28%	1.43%	5.09%	3.65%	0.58%
5-Year Municipal Bond	—	4.03	2.89	2.25	2.15	6.02	4.37	0.54

Five Largest Issuers

Issuer	% of Securities
Nebraska Public Power District	6.0
Nebraska Certificates of Participation	5.9
Omaha Public Facilities Corp.	4.3
Lincoln Electric System	3.5
Dawson Public Power District	3.3

Financial Attributes

Portfolio Summary
Average Maturity(c)	5.8 years
Average Effective Maturity(c)	3.6 years
Average Duration(c)	3.3 years
Average Effective Duration(c)	3.4 years
Average Coupon(c)	3.6%
30-Day SEC Yield	0.50%
Municipals exempt from federal	93.5%
and Nebraska income taxes
Municipals subject to alternative	4.4%
minimum tax

Maturity Distribution(c)

Maturity Type	% of Portfolio
Cash Equivalents	2.4
Less than 1 Year	15.4
1 - 3 Years	34.9
3 - 5 Years	14.0
5 - 7 Years	23.0
7 - 10 Years	10.3
100.0

Credit Quality(a)(c)
Underlying Securities	% of Portfolio
AAA	5.0
AA	51.0
A	24.6
BBB	6.0
Non-Rated	11.0
Cash Equivalents	2.4
100.0

State Breakdown
% of Net Assets
Nebraska	93.5
Texas	1.3
Washington	0.8
California	0.8
Colorado	0.3
Cash Equivalents/Other	3.3
100.0

Sector Breakdown
% of Net Assets
Power	24.4
Hospital	11.1
Certificates of Participation	9.3
Higher Education	7.8
Lease	6.0
Water/Sewer	5.3
Airport/Transportation	3.5
General	2.2
Housing	1.1
Total Revenue	70.7
School District	11.1
City/Subdivision	7.6
County	4.1
Natural Resource District	0.6
Total General Obligation	23.4
Pre-Refunded	2.6
Cash Equivalents/Other	3.3
100.0

(a)
The Fund receives credit quality ratings on underlying securities of the Portfolio when available from credit rating agencies. The Fund considers a security to be investment grade if so rated by at least one credit rating agency. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by a credit rating agency.

(b)	Percent of net assets
(c)	Source: Bloomberg Analytics

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 0.89% of the Fund’s net assets. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_ performance.fs.
See page 6 for additional performance disclosures. See page 74 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
33 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

VALUE FUND
Schedule of Investments
September 30, 2019

Common Stocks – 95.2%
	% of Net
Communication Services	Assets	Shares	$ Value

Cable & Satellite	15.4
Liberty Broadband Corp. - Series C*		530,000	55,475,100
Comcast Corp. - Class A		560,000	25,244,800
Liberty SiriusXM Group - Series C*		575,000	24,127,000
Liberty Global plc - Class C*(c)		900,000	21,411,000

Interactive Media & Services	10.4
Alphabet, Inc. - Class C*		43,500	53,026,500
Facebook, Inc. - Class A*		180,000	32,054,400
	25.8		211,338,800
Information Technology

Data Processing & Outsourced Services	8.2
Mastercard Inc. - Class A		125,000	33,946,250
Visa Inc. - Class A		192,500	33,111,925

Systems Software	3.4
Oracle Corp.		500,000	27,515,000

Semiconductors	3.3
Analog Devices, Inc.		240,000	26,815,200

Application Software	2.5
salesforce.com, inc.*		140,000	20,781,600

IT Consulting & Other Services	2.2
Accenture plc - Class A(c)		95,000	18,273,250
	19.6		160,443,225
Financials

Multi-Sector Holdings	7.0
Berkshire Hathaway Inc. - Class B*		275,000	57,205,500

Diversified Banks	3.2
JPMorgan Chase & Co.		225,000	26,480,250

Investment Banking & Brokerage	3.2
The Charles Schwab Corp.		625,000	26,143,750

Insurance Brokers	3.1
Aon plc - Class A(c)		130,000	25,164,100
	16.5		134,993,600
Consumer Discretionary

Internet & Direct Marketing Retail	6.8
Booking Holdings Inc.*		18,000	35,326,980
Amazon.com, Inc.*		11,500	19,962,965

Automotive Retail	3.2
CarMax, Inc.*		300,000	26,400,000

General Merchandise Stores	3.1
Dollar Tree, Inc.*		225,000	25,686,000
	13.1		107,375,945

		$ Principal
	% of Net	Amount or
Health Care	Assets	Shares	$ Value

Health Care Services	4.2
Laboratory Corp. of America Holdings*		205,000	34,440,000

Life Sciences Tools & Services	3.6
Thermo Fisher Scientific Inc.		100,000	29,127,000

Health Care Equipment	3.3
Danaher Corp.		185,000	26,719,550
	11.1		90,286,550
Materials
Industrial Gases	3.6
Linde plc(c)		150,000	29,058,000
Construction Materials	3.2
Vulcan Materials Co.		175,000	26,467,000
	6.8		55,525,000
Consumer Staples
Distillers & Vintners	2.3
Diageo plc - Sponsored ADR(c)		115,000	18,804,800
Total Common Stocks (Cost $451,261,016)			778,767,920

Cash Equivalents – 4.6%

U.S. Treasury Bills, 1.89% to 2.02%,
10/15/19 to 11/19/19(a)		25,000,000	24,965,788

State Street Institutional U.S. Government Money
Market Fund - Premier Class 1.88%(b)		12,919,243	12,919,243
Total Cash Equivalents (Cost $37,882,467)			37,885,031
Total Investments in Securities (Cost $489,143,483)			816,652,951
Other Assets Less Other Liabilities - 0.2%			1,151,564
Net Assets - 100%			817,804,515
Net Asset Value Per Share - Investor Class			44.83
Net Asset Value Per Share - Institutional Class			45.44

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2019.
(c)	Foreign domiciled entity
The accompanying notes form an integral part of these financial statements.
34 | Q3 2019 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM
PARTNERS VALUE FUND
Schedule of Investments
September 30, 2019

Common Stocks – 97.4%
	% of Net
Information Technology	Assets	Shares	$ Value

Data Processing & Outsourced Services	11.0
Visa Inc. - Class A		130,000	22,361,300
Mastercard Inc. - Class A		80,000	21,725,600
Black Knight, Inc.*		330,000	20,149,800

Application Software	6.4
ACI Worldwide, Inc.*		450,000	14,096,250
Guidewire Software, Inc.*		125,000	13,172,500
Box, Inc. - Class A*		625,000	10,350,000

Semiconductors	5.7
Texas Instruments, Inc.		157,500	20,355,300
Marvell Technology Group Ltd.(c)		525,000	13,109,250

Systems Software	2.6
Oracle Corp.		275,000	15,133,250
	25.7		150,453,250

Communication Services

Cable & Satellite	15.5
Liberty Broadband Corp.*
Series A		65,000	6,793,800
Series C		250,000	26,167,500
Liberty SiriusXM Group*
Series A		145,000	6,027,650
Series C		450,000	18,882,000
Liberty Global plc - Class C*(c)		850,000	20,221,500
Liberty Latin America Ltd. - Class C*(c)		750,000	12,821,250

Interactive Media & Services	8.3
Alphabet, Inc. - Class C*		25,000	30,475,000
Facebook, Inc. - Class A*		100,000	17,808,000
	23.8		139,196,700
Financials

Multi-Sector Holdings	5.9
Berkshire Hathaway Inc. - Class B*		167,500	34,843,350

Mortgage REITs	3.8
Redwood Trust, Inc.		1,350,000	22,153,500

Investment Banking & Brokerage	2.9
The Charles Schwab Corp.		400,000	16,732,000

Insurance Brokers	2.3
Aon plc - Class A(c)		70,000	13,549,900
	14.9		87,278,750
Consumer Discretionary

Internet & Direct Marketing Retail	4.9
Booking Holdings, Inc.*		7,500	14,719,575
Qurate Retail, Inc. - Series A*		1,351,948	13,945,344

Automotive Retail	3.4
CarMax, Inc.*		225,000	19,800,000

Distributors	2.7
LKQ Corp.*		510,000	16,039,500
	11.0		64,504,419

		$ Principal
	% of Net	Amount
Materials	Assets	or Shares	$ Value

Construction Materials	7.9
Summit Materials, Inc. - Class A*		750,000	16,650,000
Martin Marietta Materials, Inc.		55,000	15,075,500
Vulcan Materials Co.		95,000	14,367,800
Specialty Chemicals	2.3
Axalta Coating Systems Ltd.*(c)		450,000	13,567,500
	10.2		59,660,800
Industrials

Industrial Machinery	5.1
Colfax Corp.*		600,000	17,436,000
Stanley Black & Decker, Inc.		85,000	12,274,850

Aerospace & Defense	2.4
TransDigm Group, Inc.		27,500	14,318,425
	7.5		44,029,275
Health Care

Health Care Services	4.3
Laboratory Corp. of America Holdings*		150,000	25,200,000
Total Common Stocks (Cost $350,830,309)			570,323,194

Cash Equivalents – 2.7%

U.S. Treasury Bills, 1.89% to 2.02%,
10/15/19 to 11/19/19(a)		10,000,000	9,984,586

State Street Institutional U.S. Government Money
Market Fund - Premier Class 1.88%(b)		6,038,027	6,038,027
Total Cash Equivalents (Cost $16,021,561)			16,022,613
Total Investments in Securities (Cost $366,851,870)			586,345,807
Other Liabilities in Excess of Other Assets - (0.1%)			(624,360)
Net Assets - 100%			585,721,447
Net Asset Value Per Share - Investor Class			30.47
Net Asset Value Per Share - Institutional Class			30.91

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2019.
(c)	Foreign domiciled entity
The accompanying notes form an integral part of these financial statements.
35 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

PARTNERS III OPPORTUNITY FUND
Schedule of Investments
September 30, 2019

Common Stocks – 93.5%
	% of Net
Information Technology	Assets	Shares	$ Value

Application Software	15.4
Intelligent Systems Corp.* †		2,165,000	89,934,100
Box, Inc. - Class A*		700,000	11,592,000

Data Processing & Outsourced Services	11.9
Visa Inc. - Class A		190,000	32,681,900
Mastercard Inc. - Class A(c)		120,000	32,588,400
Black Knight, Inc.*		220,000	13,433,200

IT Consulting & Other Services	4.1
DXC Technology Co.		600,000	17,700,000
Perspecta Inc.		350,000	9,142,000

Semiconductors	3.2
Texas Instruments, Inc.(c)		165,000	21,324,600
	34.6		228,396,200
Communication Services

Cable & Satellite	16.1
Liberty Global plc - Class C* (c) (d)		1,650,000	39,253,500
Liberty Broadband Corp.* (c)
Series A		100,000	10,452,000
Series C		220,000	23,027,400
Liberty SiriusXM Group* (c)
Series A		200,000	8,314,000
Series C		425,000	17,833,000
Liberty Latin America Ltd. - Class C* (c) (d)		400,000	6,838,000

Interactive Media & Services	8.2
Alphabet, Inc. - Class C* (c)		27,000	32,913,000
Facebook, Inc. - Class A* (c)		120,000	21,369,600

Alternative Carriers	1.9
GCI Liberty, Inc. - Class A* (c)		200,000	12,414,000

	26.2		172,414,500
Financials

Multi-Sector Holdings	10.4
Berkshire Hathaway Inc. - Class B* (c)		330,000	68,646,600

Property & Casualty Insurance	3.2
Markel Corp.* (c)		18,000	21,274,200

Investment Banking & Brokerage	2.9
The Charles Schwab Corp.		450,000	18,823,500

Mortgage REITs	2.5
Redwood Trust, Inc.(c)		1,000,000	16,410,000
	19.0		125,154,300
Consumer Discretionary

Internet & Direct Marketing Retail	3.2
Amazon.com, Inc.* (c)		6,000	10,415,460
Qurate Retail, Inc. - Series A* (c)		1,000,000	10,315,000

Automotive Retail	2.4
CarMax, Inc.*		180,000	15,840,000

General Merchandise Stores	0.4
Dollar Tree, Inc.*		25,000	2,854,000
	6.0		39,424,460

		$ Principal
	% of Net	Amount
Health Care	Assets	or Shares	$ Value
Health Care Services	3.2
Laboratory Corp. of America Holdings* (c)		125,000	21,000,000
Materials
Construction Materials	2.4
Summit Materials, Inc. - Class A* (c)		700,000	15,540,000
Industrials
Industrial Machinery	2.1
Colfax Corp.* (c)		475,000	13,803,500
Total Common Stocks (Cost $309,849,520)			615,732,960

Cash Equivalents – 6.1%

U.S. Treasury Bills, 1.89% to 2.00%,
10/15/19 to 11/19/19(a)		32,000,000	31,950,830

State Street Institutional U.S. Government Money
Market Fund - Premier Class 1.88%(b)		8,073,834	8,073,834
Total Cash Equivalents (Cost $40,020,200)			40,024,664
Total Investments in Securities (Cost $349,869,720)			655,757,624
Due From Broker(c) - 16.5%			108,700,124
Securities Sold Short - (15.9%)			(104,875,300)
Other Liabilities in Excess of Other Assets - (0.2%)			(812,208)
Net Assets - 100%			658,770,240
Net Asset Value Per Share - Investor Class			15.42
Net Asset Value Per Share - Institutional Class			16.04

Securities Sold Short – (15.9%)

Dollar General Corp.		25,000	(3,973,500)
SPDR S&P 500 ETF Trust		340,000	(100,901,800)
Total Securities Sold Short (proceeds $74,139,800)			(104,875,300)

*	Non-income producing
†	Non-controlled affiliate
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2019.
(c)	Fully or partially pledged as collateral on securities sold short.
(d)	Foreign domiciled entity
The accompanying notes form an integral part of these financial statements.
36 | Q3 2019 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM
HICKORY FUND
Schedule of Investments
September 30, 2019

Common Stocks – 96.1%
	% of Net
Communication Services	Assets	Shares	$ Value

Cable & Satellite	17.1
Liberty Broadband Corp.*
Series A		27,500	2,874,300
Series C		145,000	15,177,150
Liberty SiriusXM Group*
Series A		50,000	2,078,500
Series C		180,000	7,552,800
Liberty Global plc - Class C* (c)		250,000	5,947,500
Liberty Latin America Ltd. - Class C* (c)		325,000	5,555,875

Integrated Telecommunication Services	6.8
LICT Corp.*		800	15,680,000

Alternative Carriers	4.2
GCI Liberty, Inc. - Class A*		157,500	9,776,025

Movies & Entertainment	2.8
Liberty Braves Group*
Series A		11,000	306,130
Series C		105,000	2,913,750
Liberty Formula One Group*
Series A		27,500	1,088,725
Series C		50,000	2,079,500
	30.9		71,030,255
Information Technology

Application Software	9.5
Guidewire Software, Inc.*		90,000	9,484,200
ACI Worldwide, Inc.*		240,000	7,518,000
Box, Inc. - Class A*		300,000	4,968,000

Data Processing & Outsourced Services	4.1
Black Knight, Inc.*		155,000	9,464,300

IT Consulting & Other Services	2.1
Perspecta Inc.		180,000	4,701,600

Semiconductors	1.9
Marvell Technology Group Ltd.(c)		175,000	4,369,750
	17.6		40,505,850
Materials

Construction Materials	7.7
Summit Materials, Inc. - Class A*		450,000	9,990,000
Vulcan Materials Co.		26,000	3,932,240
Eagle Materials Inc.		42,500	3,825,425

Specialty Chemicals	3.9
Axalta Coating Systems Ltd.* (c)		300,000	9,045,000

Metal & Glass Containers	1.6
Myers Industries, Inc.		211,200	3,727,680
	13.2		30,520,345
Consumer Discretionary

Internet & Direct Marketing Retail	5.6
Expedia Group, Inc.		54,000	7,258,140
Qurate Retail, Inc. - Series A*		550,000	5,673,250

Automotive Retail	3.8
CarMax, Inc.*		100,000	8,800,000

		$ Principal
	% of Net	Amount
	Assets	or Shares	$ Value
Distributors	3.1
LKQ Corp.*		225,000	7,076,250
	12.5		28,807,640
Industrials
Industrial Machinery	6.6
Colfax Corp.*		300,000	8,718,000
Gardner Denver Holdings, Inc.*		230,000	6,506,700

Building Products	1.8
Fortune Brands Home & Security, Inc.		75,000	4,102,500
	8.4		19,327,200
Financials
Mortgage REITs	4.1
Redwood Trust, Inc.		580,000	9,517,800

Property & Casualty Insurance	1.1
Markel Corp.*		2,000	2,363,800
	5.2		11,881,600
Health Care
Health Care Services	4.6
Laboratory Corp. of America Holdings*		63,000	10,584,000

Real Estate
Office REITs	3.7
Equity Commonwealth		250,000	8,562,500
Total Common Stocks (Cost $131,427,109)			221,219,390

Cash Equivalents – 4.0%

U.S. Treasury Bills, 1.89% to 2.02%,
10/15/19 to 11/19/19(a)		6,000,000	5,990,752
State Street Institutional U.S. Government Money
Market Fund - Premier Class 1.88%(b)		3,149,079	3,149,079
Total Cash Equivalents (Cost $9,139,199)			9,139,831
Total Investments in Securities (Cost $140,566,308)			230,359,221
Other Liabilities in Excess of Other Assets - (0.1%)			(182,954)
Net Assets - 100%			230,176,267
Net Asset Value Per Share			51.12

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2019.
(c)	Foreign domiciled entity
The accompanying notes form an integral part of these financial statements.
37 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

BALANCED FUND
Schedule of Investments
September 30, 2019

Common Stocks – 41.1%
	% of Net
Information Technology	Assets	Shares	$ Value

Data Processing & Outsourced Services	3.7
Visa Inc. - Class A		15,000	2,580,150
Mastercard Inc. - Class A		9,250	2,512,023

Systems Software	3.3
Microsoft Corp.		17,500	2,433,025
Oracle Corp.		38,000	2,091,140

Semiconductors	2.4
Analog Devices, Inc.		15,000	1,675,950
Texas Instruments, Inc.		12,500	1,615,500

Application Software	1.5
Guidewire Software, Inc.*		20,000	2,107,600

IT Consulting & Other Services	1.0
Accenture plc - Class A(e)		7,000	1,346,450
	11.9		16,361,838
Financials

Multi-Sector Holdings	2.6
Berkshire Hathaway Inc. - Class B*		17,000	3,536,340

Diversified Banks	1.6
JPMorgan Chase & Co.		18,500	2,177,265

Insurance Brokers	1.5
Aon plc - Class A(e)		11,000	2,129,270

Investment Banking & Brokerage	1.5
The Charles Schwab Corp.		50,000	2,091,500

Mortgage REITs	1.5
Redwood Trust, Inc.		125,000	2,051,250
	8.7		11,985,625
Materials

Construction Materials	4.1
Vulcan Materials Co.		15,000	2,268,600
Martin Marietta Materials, Inc.		7,000	1,918,700
Eagle Materials Inc.		15,000	1,350,150

Industrial Gases	1.8
Linde plc(e)		13,000	2,518,360

Specialty Chemicals	1.1
Axalta Coating Systems Ltd.* (e)		50,000	1,507,500
	7.0		9,563,310
Health Care

Life Sciences Tools & Services	2.1
Thermo Fisher Scientific Inc.		10,000	2,912,700

Health Care Services	1.9
Laboratory Corp. of America Holdings*		15,600	2,620,800

Health Care Equipment	1.6
Danaher Corp.		15,000	2,166,450
	5.6		7,699,950
Communication Services

Cable & Satellite	3.3
Charter Communications, Inc. - Class A*		6,000	2,472,720
Comcast Corp. - Class A		45,000	2,028,600

Interactive Media & Services	2.0
Alphabet, Inc. - Class C*		2,200	2,681,800
	5.3		7,183,120

		$ Principal
	% of Net	Amount
Consumer Staples	Assets	or Shares	$ Value

Distillers & Vintners	1.5
Diageo plc - Sponsored ADR(e)		12,500	2,044,000

Industrials

Industrial Machinery	1.1
Stanley Black & Decker, Inc.		10,000	1,444,100
Total Common Stocks (Cost $33,488,594)			56,281,943

Corporate Bonds – 11.2%

Aon plc 5.0% 9/30/20		895,000	920,435
Bank of America Corp. 2.25% 4/21/20		1,000,000	1,001,040
Berkshire Hathaway Inc. Finance Corp. 4.25% 1/15/21		300,000	309,033
Broadcom Corp. 2.2% 1/15/21		1,000,000	996,613
EOG Resources, Inc. 4.4% 6/01/20		300,000	304,518
Fidelity National Information Services, Inc.
3.625% 10/15/20		2,231,000	2,261,049
First Republic Bank 2.5% 6/06/22		1,000,000	1,005,364
FLIR Systems, Inc. 3.125% 6/15/21		825,000	834,141
Goldman Sachs Group, Inc. 2.6% 12/27/20		500,000	500,629
JPMorgan Chase & Co.
2.65213% 3/09/21 Floating Rate (Qtrly LIBOR + 55)		750,000	751,042
3.375% 5/01/23		500,000	517,612
Markel Corp.
4.9% 7/01/22		410,000	438,627
3.625% 3/30/23		500,000	520,042
PPG Industries, Inc. 2.3% 11/15/19		2,177,000	2,176,998
U.S. Bancorp
2.35% 1/29/21		1,000,000	1,005,049
2.4% 7/30/24		500,000	506,458
Wells Fargo & Co. 4.6% 4/01/21		1,250,000	1,295,810
Total Corporate Bonds (Cost $15,269,168)			15,344,460

Corporate Convertible Bonds – 0.7%

Redwood Trust, Inc. 5.625% 11/15/19 (Cost $999,861)		1,000,000	1,003,695

Asset-Backed Securities – 4.9%(c)

Commercial Credit Group Receivables Trust (CCG)(d)
2017-1 CL B — 2.75% 2023 (0.4 years)		500,000	500,714
Dell Equipment Finance Trust (DEFT)(d)
2017-1 CL C — 2.95% 2022 (0.3 years)		225,000	225,434
2017-2 CL C — 2.73% 2022 (0.9 years)		500,000	501,725
Drive Auto Receivables Trust (DRIVE)
2018-4 CL A3 — 3.04% 2021 (0.0 years)		105,545	105,579
Enterprise Fleet Financing LLC (EFF)(d)
2019-2 CL A1 — 2.26663% 2020 (0.3 years)		303,208	303,636
2017-2 CL A3 — 2.22% 2023 (1.2 years)		500,000	500,575
2019-2 CL A2 — 2.29% 2025 (1.8 years)		400,000	402,293
Exeter Automobile Receivables Trust (EART)(d)
2019-3A CL A — 2.59% 2022 (0.7 years)		217,285	217,722
Hewlett-Packard Financial Services Equipment Trust (HPEFS)(d)
2019-1A CL A2 — 2.19% 2029 (1.1 years)		250,000	250,294
Marlette Funding Trust (MFT)(d)
2019-3A CL A — 2.69% 2029 (0.9 years)		444,449	446,089
2019-2A CL A — 3.13% 2029 (0.9 years)		408,924	412,163

The accompanying notes form an integral part of these financial statements.
38 | Q3 2019 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

	$ Principal
	Amount	$ Value

Prosper Marketplace Issuance Trust (PMIT)(d)
2019-3A CL A — 3.19% 2025 (0.8 years)	425,310	427,529
Social Professional Loan Program LLC (SOFI)(d)
2018-A CL A2A — 2.39% 2042 (0.8 years)	814,248	815,685
SoFi Consumer Loan Program LLC (SCLP)(d)
2019-2 CL A — 3.01% 2028 (1.0 years)	396,744	400,160
2019-3 CL A — 2.9% 2028 (1.1 years)	421,210	424,337
Upstart Securitization Trust (UPST)(d)
2018-2 CL A — 3.33% 2025 (0.1 years)	160,388	160,504
2017-2 CL B — 3.748% 2025 (0.3 years)	252,217	252,806
2018-1 CL C — 4.997% 2025 (0.7 years)	400,000	404,467
Total Asset-Backed Securities (Cost $6,731,501)		6,751,712

Mortgage-Backed Securities – 5.1%(c)

Federal Home Loan Mortgage Corporation

Collateralized Mortgage Obligations
3649 CL BW — 4.0% 2025 (2.0 years)	43,862	45,357

Pass-Through Securities
J14649 — 3.5% 2026 (2.4 years)	77,144	79,824
E02948 — 3.5% 2026 (2.5 years)	116,038	120,759
J16663 — 3.5% 2026 (2.6 years)	73,729	76,315
ZS8692 — 2.5% 2033 (4.3 years)	420,139	424,123
		746,378
Federal National Mortgage Association

Pass-Through Securities
MA0464 — 3.5% 2020 (0.3 years)	10,010	10,350
AR8198 — 2.5% 2023 (1.4 years)	85,840	86,618
MA1502 — 2.5% 2023 (1.5 years)	73,549	74,216
995755 — 4.5% 2024 (1.7 years)	9,765	10,128
AB1769 — 3.0% 2025 (2.3 years)	67,845	69,824
AB3902 — 3.0% 2026 (2.7 years)	127,689	131,184
AK3264 — 3.0% 2027 (2.7 years)	100,644	103,400
MA3189 — 2.5% 2027 (3.0 years)	486,391	490,798
BM5708 — 3.0% 2029 (3.0 years)	443,832	455,023
MA3540 — 3.5% 2033 (3.7 years)	498,618	515,589
MA3791 — 2.5% 2029 (4.0 years)	983,744	1,000,988
		2,948,118
Government National Mortgage Association

Pass-Through Securities
G2 5255 — 3.0% 2026 (2.8 years)	128,129	131,623

Non-Government Agency

Collateralized Mortgage Obligations
J.P. Morgan Mortgage Trust (JPMMT)(d) (f)
2014-5 CL A1 — 2.98154% 2029 (1.8 years)	188,407	190,969
2017-3 CL 2A2 — 2.5% 2047 (2.0 years)	734,105	733,187
Sequoia Mortgage Trust (SEMT)(d) (f)
2018-CH4 CL A10 — 4.5% 2048 (0.6 years)	547,633	552,704
2017-CH1 CL A11 — 3.5% 2047 (1.1 years)	260,641	262,548
2018-CH2 CL A12 — 4.0% 2048 (1.2 years)	424,098	429,516
2019-CH2 CL A1 — 4.5% 2049 (1.5 years)	460,152	480,528
2019-CH3 CL A10 — 4.0% 2049 (2.2 years)	500,000	510,942
		3,160,394
Total Mortgage-Backed Securities (Cost $6,957,139)		6,986,513

U.S. Treasury – 31.2%	$ Principal
	Amount
	or Shares	$ Value

U.S. Treasury Notes
1.5% 10/31/19	1,000,000	999,520
1.375% 12/15/19	1,000,000	998,965
1.25% 1/31/20	1,000,000	997,852
1.375% 2/15/20	2,500,000	2,494,775
1.375% 4/30/20	1,000,000	997,168
1.5% 5/15/20	1,000,000	997,793
1.5% 6/15/20	2,000,000	1,995,145
1.375% 8/31/20	1,000,000	995,801
2.0% 9/30/20	1,000,000	1,001,895
1.625% 10/15/20	2,000,000	1,996,328
1.75% 10/31/20	2,000,000	1,998,867
2.0% 11/30/20	2,000,000	2,004,531
2.0% 2/28/21	1,000,000	1,003,613
2.375% 4/15/21	1,000,000	1,009,629
1.375% 5/31/21	2,000,000	1,989,141
2.625% 6/15/21	1,000,000	1,015,430
1.125% 8/31/21	2,000,000	1,980,039
1.875% 11/30/21	2,000,000	2,010,742
1.75% 2/28/22	1,000,000	1,003,340
1.875% 4/30/22	1,000,000	1,006,934
2.125% 6/30/22	2,000,000	2,029,375
2.0% 7/31/22	1,000,000	1,011,797
1.875% 8/31/22	2,000,000	2,017,188
2.0% 11/30/22	1,000,000	1,012,852
2.0% 2/15/23	1,000,000	1,013,984
2.5% 3/31/23	2,000,000	2,063,437
1.625% 5/31/23	2,000,000	2,004,453
2.5% 8/15/23	2,000,000	2,070,195
2.0% 4/30/24	1,000,000	1,019,355
Total U.S. Treasury (Cost $42,203,699)		42,740,144

Cash Equivalents – 8.5%

U.S. Treasury Bills, 1.86% to 2.02%, 10/15/19 to 11/12/19(a)	7,000,000	6,989,730

State Street Institutional U.S. Government Money
Market Fund - Premier Class 1.88%(b)	4,662,358	4,662,358
Total Cash Equivalents (Cost $11,651,220)		11,652,088
Total Investments in Securities (Cost $117,301,182)		140,760,555
Other Liabilities in Excess of Other Assets - (2.7%)		(3,742,767)
Net Assets - 100%		137,017,788
Net Asset Value Per Share - Investor Class		14.51
Net Asset Value Per Share - Institutional Class		14.51

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2019.
(c)	Number of years indicated represents estimated average life.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	Foreign domiciled entity
(f)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.
The accompanying notes form an integral part of these financial statements.
39 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

CORE PLUS INCOME FUND
Schedule of Investments
September 30, 2019

Corporate Bonds – 28.4%
	$ Principal
	Amount	$ Value

Alexandria Real Estate Equities, Inc. 3.95% 1/15/28	366,000	395,051
American Tower Corp. 2.95% 1/15/25	500,000	511,455
Anheuser-Busch InBev Finance Inc. 3.3% 2/01/23	180,000	187,234
Bank of America Corp. 2.25% 4/21/20	300,000	300,312
Beacon Roofing Supply, Inc. 4.875% 11/01/25(c)	100,000	98,500
Berkshire Hathaway Inc. Finance Corp.
3.0% 5/15/22	200,000	206,175
4.25% 1/15/49	500,000	593,588
Boston Properties LP 3.125% 9/01/23	555,000	573,200
Broadcom Corp. 3.125% 1/15/25	350,000	347,754
Calumet Specialty Products Partners LP
6.5% 4/15/21	350,000	350,674
7.625% 1/15/22	357,000	346,290
Carlisle Companies Inc.
3.5% 12/01/24	532,000	552,666
3.75% 12/01/27	500,000	522,285
CenturyLink, Inc.
5.625% 4/01/20	250,000	254,400
6.75% 12/01/21 (Qwest Corp.)	1,250,000	1,351,444
Charter Communications, Inc.
CCO Holdings, LLC
5.125% 5/01/23(c)	300,000	308,172
Operating, LLC
4.2% 3/15/28	650,000	684,878
CNX Resources Corp. 5.875% 4/15/22	60,000	57,900
Colfax Corp. 6.0% 2/15/24(c)	1,000,000	1,062,100
Comcast Corp. 3.95% 10/15/25	500,000	544,815
CommScope Holding Company, Inc. 5.0% 6/15/21	334,000	335,353
Computer Sciences Corp. 4.45% 9/15/22	500,000	525,112
Cox Communications, Inc. 3.5% 8/15/27(c)	842,000	883,455
Discovery, Inc. 2.95% 3/20/23	750,000	762,566
Dollar Tree, Inc. 3.7% 5/15/23	75,000	77,838
Donnelley Financial Solutions, Inc. 8.25% 10/15/24	333,000	346,320
EPR Properties 4.75% 12/15/26	250,000	268,988
EQT Corp. 3.0% 10/01/22	500,000	480,989
Equifax Inc. 2.3% 6/01/21	100,000	100,244
Equinix, Inc. 5.375% 5/15/27	500,000	540,312
Expedia Group, Inc. 3.8% 2/15/28	750,000	785,734
FLIR Systems, Inc. 3.125% 6/15/21	400,000	404,432
frontdoor, inc. 6.75% 8/15/26(c)	144,000	158,043
General Electric Co.
4.65% 10/17/21	591,000	614,862
2.7% 10/09/22	245,000	245,723
Invista B.V. 4.25% 10/15/19(c)	288,000	288,322
JPMorgan Chase & Co. 2.65213% 3/09/21
Floating Rate (Qtrly LIBOR + 55)	150,000	150,208
L Brands, Inc.
5.625% 2/15/22	40,000	42,300
6.875% 11/01/35	500,000	436,750
6.75% 7/01/36	100,000	85,335
Lexington Realty Trust 4.4% 6/15/24	610,000	637,481
Markel Corp.
4.9% 7/01/22	250,000	267,455
3.625% 3/30/23	200,000	208,017
3.5% 11/01/27	550,000	562,896
Marvell Technology Group Ltd. 4.2% 6/22/23(d)	300,000	314,661
Micron Technology, Inc. 4.185% 2/15/27	500,000	515,106
Molex Electronics Technologies, LLC 3.9% 4/15/25(c)	300,000	313,367

	$ Principal
	Amount	$ Value

MPLX LP
6.25% 10/15/22(c)	1,000,000	1,025,780
4.875% 6/01/25	190,000	209,199
MSCI Inc. 4.75% 8/01/26(c)	150,000	157,500
NGL Energy Partners LP
7.5% 11/01/23	1,008,000	1,031,940
6.125% 3/01/25	290,000	277,675
NXP BV 4.625% 6/01/23(c) (d)	100,000	106,627
Physicians Realty Trust 4.3% 3/15/27	575,000	615,162
Plains All American Pipeline, LP 3.55% 12/15/29	500,000	492,587
QVC, Inc. 4.375% 3/15/23	500,000	517,095
RELX plc 3.5% 3/16/23	770,000	798,266
SemGroup Corp.
6.375% 3/15/25	1,000,000	1,040,000
7.25% 3/15/26	47,000	51,112
Silversea Cruise Holding Ltd. 7.25% 2/01/25(c) (d)	1,075,000	1,152,937
Sirius XM Radio Inc. 3.875% 8/01/22(c)	500,000	510,625
Sprint Spectrum Co. LLC 3.36% 3/20/23(c) (e)	349,000	351,181
STORE Capital Corp.
4.5% 3/15/28	503,000	543,411
4.625% 3/15/29	500,000	550,391
TC PipeLines LP 4.65% 6/15/21	160,000	164,862
Tupperware Brands Corp. 4.75% 6/01/21	679,000	694,356
Wells Fargo & Co.
4.6% 4/01/21	400,000	414,659
2.1% 7/26/21	200,000	200,001
Total Corporate Bonds (Cost $29,378,034)		30,506,128

Corporate Convertible Bonds – 1.6%

Redwood Trust, Inc.
5.625% 11/15/19	150,000	150,554
4.75% 8/15/23	350,000	349,658
5.625% 7/15/24	700,000	712,458
5.75% 10/01/25(c)	500,000	504,514
Total Corporate Convertible Bonds (Cost $1,693,201)		1,717,184

Asset-Backed Securities – 27.2%(b)

AmeriCredit Automobile Receivables Trust (AMCAR)
2015-2 CL D — 3.0% 2021 (0.1 years)	102,502	102,524
2017-1 CL D — 3.13% 2023 (1.7 years)	69,000	70,053
Ascentium Equipment Receivables Trust (ACER)(c)
2016-2A CL E — 6.79% 2024 (0.5 years)	422,000	428,918
2017-1A CL D — 3.8% 2024 (1.7 years)	216,000	219,824
2018-2A CL B — 3.76% 2024 (2.6 years)	213,000	221,177
Avant Loans Funding Trust (AVNT)(c)
2019-B CL A — 2.72% 2026 (0.6 years)	500,000	501,536
CarMax Auto Owner Trust (CARMX)
2017-2 CL B — 2.41% 2022 (1.7 years)	90,000	90,556
2017-2 CL C — 2.6% 2023 (1.7 years)	53,000	53,288
2017-4 CL C — 2.7% 2023 (2.0 years)	51,000	51,347
Carvana Auto Receivables Trust (CRVNA)(c)
2019-1A CL C — 3.5% 2024 (2.2 years)	700,000	716,320

The accompanying notes form an integral part of these financial statements.
40 | Q3 2019 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

	$ Principal
	Amount	$ Value

Chesapeake Funding II LLC (CFII)(c)
2017-3A CL D — 3.38% 2029 (1.2 years)	550,000	556,114
Commercial Credit Group Receivables Trust (CCG)(c)
2017-1 CL B — 2.75% 2023 (0.4 years)	410,000	410,585
2018-1 CL B — 3.09% 2025 (1.5 years)	620,000	626,770
2019-1 CL B — 3.22% 2026 (2.8 years)	750,000	769,097
Conn Funding II, LP (CONN)(c)
2019-A CL A — 3.4% 2023 (0.3 years)	431,511	434,775
Credit Acceptance Auto Loan Trust (CAALT)(c)
2016-3A CL B — 2.94% 2024 (0.2 years)	301,604	301,907
Dell Equipment Finance Trust (DEFT)(c)
2017-2 CL B — 2.47% 2022 (0.8 years)	200,000	200,270
2018-1 CL B — 3.34% 2023 (1.5 years)	590,000	598,763
2018-2 CL C — 3.72% 2023 (2.0 years)	225,000	231,093
2019-1 CL C — 3.14% 2024 (2.3 years)	750,000	762,843
Drive Auto Receivables Trust (DRIVE)
2017-AA CL D — 4.16% 2024 (1.0 years)(c)	290,000	294,738
2018-1 CL D — 3.81% 2024 (1.1 years)	590,000	600,972
Driven Brands Funding, LLC (HONK)(c)
2019-2A CL A2 — 3.981% 2049 (4.9 years)	500,000	506,840
DT Auto Owner Trust (DTAOT)(c)
2018-1A CL B — 3.04% 2022 (0.1 years)	184,090	184,280
2017-4A CL C — 2.86% 2023 (0.1 years)	54,082	54,130
2016-4A CL D — 3.77% 2022 (0.4 years)	67,562	67,914
2019-3A CL D — 2.96% 2025 (3.9 years)	1,000,000	1,007,355
Enterprise Fleet Financing LLC (EFF)(c)
2017-2 CL A2 — 1.97% 2023 (0.3 years)	118,663	118,562
2019-2 CL A2 — 2.29% 2025 (1.8 years)	500,000	502,867
Exeter Automobile Receivables Trust (EART)(c)
2017-3A CL A — 2.05% 2021 (0.1 years)	19,107	19,104
2016-3A CL B — 2.84% 2021 (0.1 years)	82,425	82,579
2016-2A CL C — 5.96% 2022 (0.3 years)	399,302	403,238
2017-2A CL B — 2.82% 2022 (0.3 years)	98,345	98,514
2019-3A CL A — 2.59% 2022 (0.7 years)	217,285	217,722
2017-1A CL C — 3.95% 2022 (0.8 years)	650,000	658,423
2018-2A CL C — 3.69% 2023 (0.8 years)	150,000	151,793
2017-3A CL C — 3.68% 2023 (1.5 years)	88,000	89,713
First Investors Auto Owners Trust (FIAOT)(c)
2016-2A CL B — 2.21% 2022 (0.4 years)	500,000	499,511
2015-2A CL D — 4.22% 2021 (0.5 years)	287,000	289,662
2017-1A CL B — 2.67% 2023 (0.6 years)	187,000	187,338
2016-2A CL C — 2.53% 2022 (0.8 years)	116,000	116,110
2017-1A CL C — 2.95% 2023 (1.2 years)	505,000	508,293
2018-1A CL C — 3.69% 2024 (1.2 years)	177,000	180,837
Foundation Finance Trust (FFIN)(c)
2019-1A CL A — 3.86% 2034 (1.8 years)	585,662	593,592
General Motors (GFORT)(c)
2017-1 CL C — 2.97% 2022 (0.3 years)	100,000	100,139
GLS Auto Receivables Trust (GCAR)(c)
2018-2A CL A — 3.25% 2022 (0.3 years)	752,795	754,861
2019-2A CL A — 3.06% 2023 (0.8 years)	297,188	299,049
2019-3A CL A — 2.58% 2023 (1.4 years)	240,320	240,628
GM Financial Automobile Leasing Trust (GMALT)
2018-3 CL C — 3.7% 2022 (1.4 years)	550,000	559,134
Hertz Fleet Lease Funding LP (HFLF)(c)
2018-1 CL A2 — 3.23% 2032 (0.7 years)	335,878	338,294
Lendmark Funding Trust (LFT)(c)
2017-2A CL B — 3.38% 2026 (2.8 years)	130,000	130,005
2017-2A CL C — 4.33% 2026 (3.0 years)	300,000	300,010
Marlette Funding Trust (MFT)(c)
2017-1A CL B — 4.114% 2024 (0.0 years)	85,092	85,196
2018-2A CL A — 3.06% 2028 (0.3 years)	37,360	37,397
2018-3A CL A — 3.2% 2028 (0.4 years)	135,392	135,754
2019-3A CL A — 2.69% 2029 (0.9 years)	444,449	446,089
2018-4A CL B — 4.21% 2028 (1.7 years)	250,000	256,961
2019-2A CL B — 3.53% 2029 (2.3 years)	500,000	507,362

	$ Principal
	Amount	$ Value

MMAF Equipment Finance LLC (MMAF)(c)
2016-AA CL A4 — 1.76% 2023 (1.0 years)	350,000	348,808
2017-AA CL A4 — 2.41% 2024 (2.0 years)	485,000	487,558
OneMain Direct Auto Receivables Trust (ODART)(c)
2017-1A CL B — 2.88% 2021 (0.1 years)	75,961	75,983
2017-2A CL C — 2.82% 2024 (0.9 years)	285,000	285,858
2017-2A CL D — 3.42% 2024 (0.9 years)	800,000	805,912
OneMain Financial Issuance Trust (OMFIT)(c)
2015-1A CL D — 6.63% 2026 (0.5 years)	400,000	405,177
2015-3A CL A — 3.63% 2028 (1.5 years)	225,000	227,695
Prosper Marketplace Issuance Trust (PMIT)(c)
2019-1A CL A — 3.54% 2025 (0.4 years)	284,339	285,512
2019-2A CL A — 3.2% 2025 (0.6 years)	185,275	185,958
2019-3A CL A — 3.19% 2025 (0.8 years)	425,310	427,529
2019-1A CL B — 4.03% 2025 (1.3 years)	500,000	506,653
Santander Drive Auto Receivables Trust (SDART)
2015-4 CL D — 3.53% 2021 (0.3 years)	83,078	83,357
2017-1 CL C — 2.58% 2022 (0.3 years)	95,100	95,194
2015-5 CL D — 3.65% 2021 (0.3 years)	181,717	182,314
2016-3 CL D — 2.8% 2022 (1.1 years)	400,000	402,477
Sierra Timeshare Receivables Funding LLC (SRFC)(c)
2019-2A CL B — 2.82% 2036 (1.7 years)	688,797	692,248
SoFi Consumer Loan Program LLC (SCLP)(c)
2016-2 CL A — 3.09% 2025 (0.5 years)	104,795	105,197
2016-3 CL A — 3.05% 2025 (0.5 years)	31,854	31,981
2017-1 CL A — 3.28% 2026 (0.7 years)	20,935	21,085
2019-3 CL A — 2.9% 2028 (1.1 years)	421,210	424,337
Upgrade Receivables Trust (UPGR)(c)
2019-1A CL B — 4.09% 2025 (1.0 years)	1,117,000	1,131,482
2018-1A CL C — 5.17% 2024 (1.3 years)	100,000	101,695
Upstart Securitization Trust (UPST)(c)
2018-1 CL B — 3.887% 2025 (0.2 years)	220,099	220,427
2017-2 CL B — 3.748% 2025 (0.3 years)	126,108	126,403
2018-1 CL C — 4.997% 2025 (0.7 years)	1,250,000	1,263,958
2019-1 CL B — 4.19% 2026 (1.2 years)	500,000	507,244
2017-2 CL C — 5.59% 2025 (1.2 years)	500,000	509,938
Verizon Owner Trust (VZOT)(c)
2017-2A CL C — 2.38% 2021 (1.0 years)	100,000	100,232
Westlake Automobile Receivables Trust (WLAKE)(c)
2017-1A CL C — 2.7% 2022 (0.2 years)	55,269	55,303
2018-1A CL C — 2.92% 2023 (0.6 years)	188,000	188,631
Total Asset-Backed Securities (Cost $29,023,346)		29,258,872

Commercial Mortgage-Backed Securities – 9.3%(b)

Arbor Realty Collateralized Loan Obligation Ltd. (ARCLO)(c) (d)
2017-FL1 CL B — 4.5275% 2027 Floating Rate
(Mthly LIBOR + 250) (2.2 years)	800,000	801,503
BDS Ltd. (BDS)(c)
2018-FL1 CL B — 3.27475% 2035 Floating Rate
(Mthly LIBOR + 125) (0.1 years)	670,967	671,386
BXMT Ltd. (BXMT)(c) (d)
2017-FL1 CL A — 2.89475% 2035 Floating Rate
(Mthly LIBOR + 87) (0.4 years)	500,000	500,025
Exantas Capital Corp. Ltd. (XAN)(c) (d)
2019-RS07 CL A — 3.02475% 2036 Floating Rate
(Mthly LIBOR + 100) (1.9 years)	767,803	768,609
GPMT Ltd. (GPMT)(c) (d)
2018-FL1 CL C — 4.19425% 2035 Floating Rate
(Mthly LIBOR + 215) (1.2 years)	1,028,000	1,030,570
2018-FL1 CL D — 4.99425% 2035 Floating Rate
(Mthly LIBOR + 295) (1.3 years)	1,096,000	1,100,077

The accompanying notes form an integral part of these financial statements.
41 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

CORE PLUS INCOME FUND (CONTINUED)

	$ Principal
	Amount	$ Value

Hilton USA Trust (HILT)(c)
2016-SFP CL E — 5.519097% 2035 (4.1 years)	840,000	845,788
PFP Ltd. (PFP)(c) (d)
2019-5 CL C — 4.0275% 2036 Floating Rate
(Mthly LIBOR + 200) (1.4 years)	500,000	501,895
ReadyCap Commercial Mortgage Trust (RCMT)(c)
2018-FL2 CL C — 3.91838% 2035 Floating Rate
(Mthly LIBOR + 190) (1.4 years)	750,000	748,442
2018-FL2 CL D — 4.71838% 2035 Floating Rate
(Mthly LIBOR + 270) (1.5 years)	750,000	749,626
2019-FL3 CL A — 3.01838% 2034 Floating Rate
(Mthly LIBOR + 100) (1.7 years)	673,000	674,693
RETL (RETL)(c)
2019-RVP CL C — 4.1275% 2036 Floating Rate
(Mthly LIBOR + 210) (1.5 years)	1,250,000	1,255,576
VMC Finance LLC (VMC)(c)
2018-FL1 CL AS — 3.22475% 2035 Floating Rate
(Mthly LIBOR + 120) (0.5 years)	400,000	399,690
Total Commercial Mortgage-Backed Securities (Cost $10,059,010)		10,047,880

Mortgage-Backed Securities — 4.6%(b)

Federal Home Loan Mortgage Corporation

Pass-Through Securities
C91945 — 3.0% 2037 (4.9 years)	956,752	984,820

Federal National Mortgage Association

Pass-Through Securities
932836 — 3.0% 2025 (2.4 years)	55,882	57,220
MA3443 — 4.0% 2048 (3.8 years)	830,414	862,228
		919,448
Non-Government Agency

Collateralized Mortgage Obligations
COLT Funding LLC (COLT)(c) (f)
2019-4 CL A1 — 2.579% 2049 (2.2 years)	250,000	249,998
Deephaven Residential Mortgage Trust (DRMT)(c) (f)
2019-3A CL A1 — 2.964% 2059 (2.7 years)	478,328	481,641
Flagstar Mortgage Trust (FSMT)(c) (f)
2017-1 CL 2A2 — 3.0% 2047 (2.2 years)	239,253	243,013
J.P. Morgan Mortgage Trust (JPMMT)(c) (f)
2018-6 CL 2A2 — 3.0% 2048 (1.5 years)	231,217	233,707
2017-3 CL 2A2 — 2.5% 2047 (2.0 years)	256,937	256,616
2016-3 CL 2A1 — 3.0% 2046 (3.9 years)	246,356	250,009
Sequoia Mortgage Trust (SEMT)(c) (f)
2017-CH1 CL A11 — 3.5% 2047 (1.1 years)	208,513	210,038
2018-CH2 CL A12 — 4.0% 2048 (1.2 years)	424,098	429,516
2019-CH2 CL A1 — 4.5% 2049 (1.5 years)	690,228	720,792
		3,075,330
Total Mortgage-Backed Securities (Cost $4,889,034)		4,979,598

Taxable Municipal Bonds – 0.4%	$ Principal
	Amount
	or Shares	$ Value

Alderwood Water and Wastewater District, Washington,
Water & Sewer Revenue, Series B, 5.15% 12/01/25
(Cost $404,148)	400,000	404,772

U.S. Treasury – 24.4%

U.S. Treasury Notes/Bonds
2.0% 2/15/25	970,000	990,802
2.125% 5/15/25	2,500,000	2,571,631
2.25% 11/15/25	3,500,000	3,630,771
1.625% 5/15/26	2,500,000	2,501,709
1.5% 8/15/26	1,850,000	1,835,331
2.0% 11/15/26	1,650,000	1,692,378
2.25% 2/15/27	1,875,000	1,956,592
2.375% 5/15/27	2,000,000	2,107,773
3.5% 2/15/39	2,100,000	2,633,080
2.5% 5/15/46(g)	5,850,000	6,306,689
Total U.S. Treasury (Cost $23,934,730)		26,226,756

Common Stocks – 0.2%

Redwood Trust, Inc. (Cost $192,471)	14,850	243,689

Cash Equivalents – 3.5%

State Street Institutional U.S. Government Money
Market Fund - Premier Class 1.88%(a)	3,809,552	3,809,552
Total Cash Equivalents (Cost $3,809,552)		3,809,552
Total Investments in Securities (Cost $103,383,526)		107,194,431
Other Assets Less Other Liabilities – 0.4%		453,344
Net Assets – 100%		107,647,775
Net Asset Value Per Share - Investor Class		10.63
Net Asset Value Per Share - Institutional Class		10.63

(a)	Rate presented represents the annualized 7-day yield at September 30, 2019.
(b)	Number of years indicated represents estimated average life.
(c)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(d)	Foreign domiciled entity
(e)	Annual sinking fund
(f)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.
(g)	Security designated to cover an unsettled bond purchase.
The accompanying notes form an integral part of these financial statements.
42 | Q3 2019 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM
SHORT DURATION INCOME FUND
Schedule of Investments
September 30, 2019

Corporate Bonds – 22.7%
	$ Principal
	Amount	$ Value

American Tower Corp. 2.25% 1/15/22	5,000,000	5,007,427
Anheuser-Busch InBev Finance Inc. 3.3% 2/01/23	4,314,000	4,487,385
Bank of America Corp. 2.25% 4/21/20	12,000,000	12,012,476
Berkshire Hathaway Inc. Finance Corp.
2.65775% 1/10/20 Floating Rate (Qtrly LIBOR + 32)	7,000,000	7,007,836
4.25% 1/15/21	4,200,000	4,326,457
Boston Properties LP 3.125% 9/01/23	9,560,000	9,873,496
Calumet Specialty Products Partners LP 7.625% 1/15/22	900,000	873,000
Capital One Financial Corp. 2.5% 5/12/20	5,000,000	5,009,400
Capital One N.A. 2.65% 8/08/22	2,000,000	2,023,755
Carlisle Companies Inc. 3.5% 12/01/24	500,000	519,423
CenturyLink, Inc.
5.625% 4/01/20	750,000	763,200
6.75% 12/01/21 (Qwest Corp.)	1,150,000	1,243,328
Colfax Corp. 6.0% 2/15/24(c)	1,000,000	1,062,100
Computer Sciences Corp. 4.45% 9/15/22	325,000	341,324
Cox Communications, Inc. 3.25% 12/15/22(c)	5,000,000	5,131,930
Discovery, Inc. 2.95% 3/20/23	4,338,000	4,410,680
EQT Corp. 3.0% 10/01/22	1,680,000	1,616,122
Equifax Inc. 2.3% 6/01/21	2,900,000	2,907,067
First Republic Bank 2.5% 6/06/22	4,200,000	4,222,531
FLIR Systems, Inc. 3.125% 6/15/21	4,971,000	5,026,082
General Electric Co.
5.5% 1/08/20	850,000	856,658
4.65% 10/17/21	1,236,000	1,285,903
General Motors Financial Company, Inc. 3.55% 4/09/21	1,250,000	1,268,533
Goldman Sachs Group, Inc.
2.92725% 12/13/19 Floating Rate (Qtrly LIBOR + 80)	6,250,000	6,258,581
3.41938% 4/23/20 Floating Rate (Qtrly LIBOR + 116)	5,479,000	5,503,474
2.6% 12/27/20	1,500,000	1,501,889
Invista B.V. 4.25% 10/15/19(c)	4,980,000	4,985,578
JPMorgan Chase & Co.
2.65213% 3/09/21 Floating Rate (Qtrly LIBOR + 55)	1,850,000	1,852,570
3.375% 5/01/23	3,956,000	4,095,344
Kinder Morgan, Inc. 3.95% 9/01/22	2,000,000	2,082,709
Markel Corp. 4.9% 7/01/22	3,850,000	4,118,813
MetLife Global Funding I 2.4% 6/17/22(c)	1,000,000	1,008,843
MPLX LP 6.25% 10/15/22(c)	210,000	215,414
NGL Energy Partners LP 7.5% 11/01/23	2,000,000	2,047,500
Occidental Petroleum Corp. 2.6% 8/13/21	1,000,000	1,006,842
Plains All American Pipeline, LP 2.6% 12/15/19	1,345,000	1,345,176
QVC, Inc. 4.375% 3/15/23	3,000,000	3,102,572
RELX plc 3.5% 3/16/23	1,800,000	1,866,076
SemGroup Corp. 6.375% 3/15/25	2,500,000	2,600,000
Silversea Cruise Holding Ltd. 7.25% 2/01/25(c) (d)	3,545,000	3,802,012
Simon Property Group, LP 2.75% 2/01/23	1,593,000	1,626,284
Sprint Spectrum Co. LLC 3.36% 3/20/23(c) (e)	2,375,000	2,389,844
Tupperware Brands Corp. 4.75% 6/01/21	1,400,000	1,431,661
U.S. Bancorp
2.35% 1/29/21	14,000,000	14,070,684
2.4% 7/30/24	500,000	506,458
U.S. Bank, N.A. 2.60275% 1/24/20
Floating Rate (Qtrly LIBOR + 32)	7,000,000	7,005,338
Wells Fargo & Co.
4.6% 4/01/21	5,745,000	5,955,543
2.1% 7/26/21	10,100,000	10,100,048
3.5% 3/08/22	7,900,000	8,149,992
Wells Fargo Bank, N.A. 2.15% 12/06/19	10,000,000	9,999,599
Total Corporate Bonds (Cost $188,672,497)		189,904,957

Corporate Convertible Bonds – 4.1%
	$ Principal
	Amount	$ Value

Redwood Trust, Inc.
5.625% 11/15/19	14,850,000	14,904,875
4.75% 8/15/23	10,000,000	9,990,225
5.625% 7/15/24	6,300,000	6,412,120
5.75% 10/01/25(c)	3,000,000	3,027,085
Total Corporate Convertible Bonds (Cost $34,106,515)		34,334,305

Asset-Backed Securities – 18.2%(b)

American Credit Acceptance Receivables Trust (ACAR)(c)
2019-2 CL A — 2.85% 2022 (0.5 years)	785,266	787,182
ARI Fleet Lease Trust (ARIFL)(c)
2018-B CL A2 — 3.22% 2027 (0.9 years)	949,374	957,838
Ascentium Equipment Receivables Trust (ACER)(c)
2018-1A CL A2 — 2.92% 2020 (0.2 years)	1,631,622	1,634,094
2016-2A CL E — 6.79% 2024 (0.5 years)	1,600,000	1,626,230
Avant Loans Funding Trust (AVNT)(c)
2019-B CL A — 2.72% 2026 (0.6 years)	1,500,000	1,504,608
Carvana Auto Receivables Trust (CRVNA)(c)
2019-2A CL A2 — 2.6% 2022 (0.6 years)	5,000,000	5,003,875
2019-1A CL B — 3.29% 2023 (1.7 years)	5,000,000	5,085,962
2019-1A CL C — 3.5% 2024 (2.2 years)	300,000	306,994
Chesapeake Funding II LLC (CFII)(c)
2017-3A CL D - 3.38% 2029 (1.2 years)	385,000	389,280
Commercial Credit Group Receivables Trust (CCG)(c)
2017-1 CL B — 2.75% 2023 (0.4 years)	1,580,000	1,582,256
2019-1 CL B — 3.22% 2026 (2.8 years)	250,000	256,366
Conn Funding II, LP (CONN)(c)
2019-A CL A — 3.4% 2023 (0.3 years)	719,184	724,625
2018-A CL A — 3.25% 2023 (0.4 years)	466,783	468,517
Dell Equipment Finance Trust (DEFT)(c)
2017-1 CL C — 2.95% 2022 (0.3 years)	1,000,000	1,001,930
2017-2 CL C — 2.73% 2022 (0.9 years)	2,579,000	2,587,896
2019-1 CL C — 3.14% 2024 (2.3 years)	2,750,000	2,797,090
Drive Auto Receivables Trust (DRIVE)
2018-4 CL A3 — 3.04% 2021 (0.0 years)	527,725	527,897
2019-4 CL A2A — 2.32% 2022 (0.5 years)	2,000,000	2,001,280
2017-1 CL D — 3.84% 2023 (0.7 years)	6,000,000	6,069,316
DT Auto Owner Trust (DTAOT)(c)
2019-3A CL B — 2.6% 2023 (2.2 years)	2,600,000	2,611,220
Enterprise Fleet Financing LLC (EFF)(c)
2019-2 CL A1 — 2.26663% 2020 (0.3 years)	1,516,039	1,518,178
2017-2 CL A3 — 2.22% 2023 (1.2 years)	800,000	800,920
2019-2 CL A2 — 2.29% 2025 (1.8 years)	2,600,000	2,614,906
Exeter Automobile Receivables Trust (EART)(c)
2017-3A CL A — 2.05% 2021 (0.1 years)	195,851	195,817
2018-3A CL A — 2.9% 2022 (0.1 years)	680,108	680,605
2016-2A CL C — 5.96% 2022 (0.3 years)	4,242,580	4,284,403
2019-3A CL A — 2.59% 2022 (0.7 years)	1,738,277	1,741,773
First Investors Auto Owners Trust (FIAOT)(c)
2016-2A CL B — 2.21% 2022 (0.4 years)	700,000	699,315
Foundation Finance Trust (FFIN)(c)
2019-1A CL A — 3.86% 2034 (1.8 years)	3,597,639	3,646,348
Foursight Capital Automobile Receivables Trust (FCRT)(c)
2017-1 CL B — 3.05% 2022 (1.0 years)	1,090,000	1,096,676
GLS Auto Receivables Trust (GCAR)(c)
2018-3A CL A — 3.35% 2022 (0.5 years)	689,719	693,062
2018-1A CL A — 2.82% 2022 (0.5 years)	278,203	279,001
2019-2A CL A — 3.06% 2023 (0.8 years)	1,816,149	1,827,523
2019-3A CL A — 2.58% 2023 (1.4 years)	2,403,202	2,406,277
Hertz Fleet Lease Funding LP (HFLF)(c)
2018-1 CL A1 — 2.549% 2032 Floating Rate
(Mthly LIBOR + 50) (0.7 years)	3,631,116	3,634,070
2018-1 CL A2 — 3.23% 2032 (0.7 years)	1,724,780	1,737,186
Hewlett-Packard Financial Services Equipment Trust (HPEFS)(c)
2019-1A CL A2 — 2.19% 2029 (1.1 years)	1,000,000	1,001,176
2019-1A CL D — 2.72% 2029 (3.0 years)	1,000,000	1,006,974

The accompanying notes form an integral part of these financial statements.
43 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

SHORT DURATION INCOME FUND (CONTINUED)

	$ Principal
	Amount	$ Value

Marlette Funding Trust (MFT)(c)
2017-1A CL B — 4.114% 2024 (0.0 years)	401,149	401,637
2018-1A CL A — 2.61% 2028 (0.1 years)	261,981	262,028
2017-2A CL B — 3.19% 2024 (0.1 years)	929,601	930,279
2018-2A CL A — 3.06% 2028 (0.3 years)	763,218	763,961
2018-3A CL A — 3.2% 2028 (0.4 years)	3,080,171	3,088,410
2018-4A CL A — 3.71% 2028 (0.7 years)	1,442,902	1,457,237
2019-1A CL A — 3.44% 2029 (0.8 years)	1,071,836	1,079,788
2018-1A CL C — 3.69% 2028 (0.9 years)	1,832,000	1,848,117
2019-3A CL A — 2.69% 2029 (0.9 years)	4,000,042	4,014,803
2019-2A CL A — 3.13% 2029 (0.9 years)	2,044,618	2,060,815
OneMain Direct Auto Receivables Trust (ODART)(c)
2017-2A CL B — 2.55% 2023 (0.6 years)	7,000,000	7,007,763
2017-2A CL C — 2.82% 2024 (0.9 years)	900,000	902,708
2017-2A CL D — 3.42% 2024 (0.9 years)	500,000	503,695
OneMain Financial Issuance Trust (OMFIT)(c)
2015-1A CL D — 6.63% 2026 (0.5 years)	1,600,000	1,620,709
2018-1A CL B — 3.61% 2029 (2.9 years)	1,500,000	1,521,552
Prestige Auto Receivables Trust (PART)(c)
2018-1A CL A2 — 2.97% 2021 (0.2 years)	1,909,778	1,912,574
Prosper Marketplace Issuance Trust (PMIT)(c)
2019-1A CL A — 3.54% 2025 (0.4 years)	426,508	428,268
2019-2A CL A — 3.2% 2025 (0.6 years)	926,377	929,790
2019-3A CL A — 3.19% 2025 (0.8 years)	3,615,137	3,633,999
2019-1A CL B — 4.03% 2025 (1.3 years)	4,000,000	4,053,226
Sierra Timeshare Receivables Funding LLC (SRFC)(c)
2019-2A CL A — 2.59% 2036 (1.7 years)	1,836,791	1,846,990
2019-2A CL B — 2.82% 2036 (1.7 years)	229,599	230,749
Social Professional Loan Program LLC (SOFI)(c)
2018-A CL A2A — 2.39% 2042 (0.8 years)	2,035,620	2,039,212
2019-B CL A1FX — 2.78% 2048 (1.2 years)	4,890,648	4,930,104
SoFi Consumer Loan Program LLC (SCLP)(c)
2018-1 CL A1 — 2.55% 2027 (0.1 years)	105,240	105,260
2016-2 CL A — 3.09% 2025 (0.5 years)	1,269,520	1,274,387
2016-3 CL A — 3.05% 2025 (0.5 years)	286,683	287,833
2017-1 CL A — 3.28% 2026 (0.7 years)	293,084	295,189
2019-2 CL A — 3.01% 2028 (1.0 years)	1,983,719	2,000,802
2019-3 CL A — 2.9% 2028 (1.1 years)	5,475,724	5,516,379
2019-4 CL A — 2.45% 2028 (1.4 years)	2,500,000	2,503,178
Upgrade Receivables Trust (UPGR)(c)
2018-1A CL A — 3.76% 2024 (0.3 years)	382,223	383,485
2019-1A CL A — 3.48% 2025 (0.4 years)	858,068	862,259
2019-1A CL B — 4.09% 2025 (1.0 years)	6,800,000	6,888,161
Upstart Securitization Trust (UPST)(c)
2018-2 CL A — 3.33% 2025 (0.1 years)	897,144	897,797
2018-1 CL B — 3.887% 2025 (0.2 years)	880,396	881,709
2017-2 CL B — 3.748% 2025 (0.3 years)	1,008,867	1,011,223
2019-1 CL A — 3.45% 2026 (0.4 years)	1,200,742	1,204,721
2018-1 CL C — 4.997% 2025 (0.7 years)	5,100,000	5,156,950
2017-1 CL C — 6.35% 2024 (0.7 years)	3,000,000	3,039,563
2017-2 CL C — 5.59% 2025 (1.2 years)	2,500,000	2,549,691
Westlake Automobile Receivables Trust (WLAKE)(c)
2018-3A CL A2A — 2.98% 2022 (0.3 years)	1,710,186	1,714,780
Total Asset-Backed Securities (Cost $151,053,486)		151,830,447

Commercial Mortgage-Backed Securities – 4.5%(b)

Arbor Realty Collateralized Loan Obligation Ltd. (ARCLO)(c) (d)
2017-FL1 CL B — 4.5275% 2027 Floating Rate
(Mthly LIBOR + 250) (2.2 years)	6,000,000	6,011,271
BDS Ltd. (BDS)(c)
2018-FL1 CL B — 3.27475% 2035 Floating Rate
(Mthly LIBOR + 125) (0.1 years)	957,157	957,755
BXMT Ltd. (BXMT)(c) (d)
2017-FL1 CL A — 2.89475% 2035 Floating Rate
(Mthly LIBOR + 87) (0.4 years)	500,000	500,025
Exantas Capital Corp. Ltd. (XAN)(c) (d)
2019-RS07 CL A — 3.02475% 2036 Floating Rate
(Mthly LIBOR + 100) (1.9 years)	4,198,923	4,203,332

	$ Principal
	Amount	$ Value

GPMT Ltd. (GPMT)(c) (d)
2018-FL1 CL C — 4.19425% 2035 Floating Rate
(Mthly LIBOR + 215) (1.2 years)	7,300,000	7,318,250
2018-FL1 CL D — 4.99425% 2035 Floating Rate
(Mthly LIBOR + 295) (1.3 years)	4,500,000	4,516,740
Hilton USA Trust (HILT)(c)
2016-SFP CL E — 5.519097% 2035 (4.1 years)	4,300,000	4,329,629
PFP Ltd. (PFP)(c) (d)
2019-5 CL B — 3.6775% 2036 Floating Rate
(Mthly LIBOR + 165) (1.4 years)	2,500,000	2,506,525
2019-5 CL C — 4.0275% 2036 Floating Rate
(Mthly LIBOR + 200) (1.4 years)	500,000	501,895
ReadyCap Commercial Mortgage Trust (RCMT)(c)
2018-FL2 CL C — 3.91838% 2035 Floating Rate
(Mthly LIBOR + 190) (1.4 years)	750,000	748,442
2018-FL2 CL D — 4.71838% 2035 Floating Rate
(Mthly LIBOR + 270) (1.5 years)	2,650,000	2,648,680
RETL (RETL)(c)
2019-RVP CL C — 4.1275% 2036 Floating Rate
(Mthly LIBOR + 210) (1.5 years)	2,750,000	2,762,266
VMC Finance LLC (VMC)(c)
2018-FL1 CL A — 2.84475% 2035 Floating Rate
(Mthly LIBOR + 82) (0.3 years)	874,666	874,111
Total Commercial Mortgage-Backed Securities (Cost $37,957,541)		37,878,921

Mortgage-Backed Securities – 21.0%(b)

Federal Home Loan Mortgage Corporation

Collateralized Mortgage Obligations
4281 CL AG — 2.5% 2028 (1.9 years)	854,444	851,679
3649 CL BW — 4.0% 2025 (2.0 years)	1,127,249	1,165,679
2952 CL PA — 5.0% 2035 (2.6 years)	407,566	437,393
3620 CL PA — 4.5% 2039 (2.8 years)	919,839	981,690
4107 CL LA — 2.5% 2031 (3.3 years)	6,957,632	7,048,799
3842 CL PH — 4.0% 2041 (3.7 years)	1,013,005	1,094,239
3003 CL LD — 5.0% 2034 (3.9 years)	956,022	1,071,304
4107 CL LW — 1.75% 2027 (6.0 years)	3,920,520	3,801,381
		16,452,164
Pass-Through Securities
G18190 — 5.5% 2022 (1.1 years)	10,472	10,817
G13300 — 4.5% 2023 (1.4 years)	69,684	72,577
G18296 — 4.5% 2024 (1.6 years)	189,103	197,062
G18306 — 4.5% 2024 (1.7 years)	401,623	418,618
G18308 — 4.0% 2024 (1.8 years)	413,607	430,640
G13517 — 4.0% 2024 (1.8 years)	282,497	294,092
J13949 — 3.5% 2025 (2.3 years)	2,716,746	2,811,306
J14649 — 3.5% 2026 (2.4 years)	2,126,983	2,200,855
E02804 — 3.0% 2025 (2.4 years)	1,730,030	1,778,197
E02948 — 3.5% 2026 (2.5 years)	4,525,505	4,709,612
J16663 — 3.5% 2026 (2.6 years)	4,427,230	4,582,534
E03033 — 3.0% 2027 (2.7 years)	2,703,320	2,778,791
E03048 — 3.0% 2027 (2.7 years)	5,209,343	5,354,823
G01818 — 5.0% 2035 (4.0 years)	1,154,329	1,276,293
ZS8692 — 2.5% 2033 (4.3 years)	2,100,697	2,120,615
		29,036,832
		45,488,996
Federal National Mortgage Association

Collateralized Mortgage Obligations
2010-145 CL PA — 4.0% 2024 (0.8 years)	203,877	205,476
2010-54 CL WA — 3.75% 2025 (1.5 years)	479,631	486,947
		692,423

The accompanying notes form an integral part of these financial statements.
44 | Q3 2019 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

	$ Principal
	Amount	$ Value

Pass-Through Securities
MA0464 — 3.5% 2020 (0.3 years)	157,845	163,218
357985 — 4.5% 2020 (0.5 years)	8,134	8,379
888595 — 5.0% 2022 (0.8 years)	35,658	36,798
888439 — 5.5% 2022 (0.9 years)	47,170	48,312
AD0629 — 5.0% 2024 (1.1 years)	187,140	193,599
995960 — 5.0% 2023 (1.2 years)	166,449	172,268
AR8198 — 2.5% 2023 (1.4 years)	2,514,703	2,537,486
995693 — 4.5% 2024 (1.4 years)	371,908	387,424
MA1502 — 2.5% 2023 (1.5 years)	2,132,927	2,152,251
AL0471 — 5.5% 2025 (1.5 years)	844,359	879,748
AE0031 — 5.0% 2025 (1.5 years)	359,522	373,228
995692 — 4.5% 2024 (1.6 years)	320,700	334,131
995755 — 4.5% 2024 (1.7 years)	478,483	496,274
890112 — 4.0% 2024 (1.7 years)	254,695	265,045
930667 — 4.5% 2024 (1.7 years)	319,617	332,988
AA4315 — 4.0% 2024 (1.8 years)	532,908	554,560
MA0043 — 4.0% 2024 (1.8 years)	202,246	210,426
AA5510 — 4.0% 2024 (1.8 years)	132,036	137,420
931739 — 4.0% 2024 (1.9 years)	146,030	151,994
AD7073 — 4.0% 2025 (2.1 years)	476,521	496,912
AH3429 — 3.5% 2026 (2.3 years)	8,369,418	8,656,150
310139 — 3.5% 2025 (2.3 years)	3,225,350	3,335,553
AB1769 — 3.0% 2025 (2.3 years)	1,560,435	1,605,947
AB2251 — 3.0% 2026 (2.4 years)	1,940,608	1,998,169
AB3902 — 3.0% 2026 (2.7 years)	1,304,370	1,340,079
AK3264 — 3.0% 2027 (2.7 years)	3,281,008	3,370,845
AL1366 — 2.5% 2027 (2.8 years)	2,358,579	2,383,000
AB4482 — 3.0% 2027 (2.8 years)	3,031,215	3,114,239
MA3189 — 2.5% 2027 (3.0 years)	2,292,986	2,313,760
BM5708 — 3.0% 2029 (3.0 years)	3,106,827	3,185,161
MA0587 — 4.0% 2030 (3.7 years)	3,581,365	3,795,440
MA3540 — 3.5% 2033 (3.7 years)	4,487,563	4,640,300
725232 — 5.0% 2034 (3.9 years)	211,813	233,968
MA3791 — 2.5% 2029 (4.0 years)	4,856,012	4,941,137
555531 — 5.5% 2033 (4.0 years)	2,312,231	2,593,819
995112 — 5.5% 2036 (4.3 years)	1,004,257	1,136,050
		58,576,078
		59,268,501
Government National Mortgage Association

Pass-Through Securities
G2 5255 — 3.0% 2026 (2.8 years)	5,802,415	5,960,641

Non-Government Agency

Collateralized Mortgage Obligations
Citigroup Mortgage Loan Trust, Inc. (CMLTI)(c) (f)
2014-A CL A — 4.0% 2035 (3.6 years)	1,026,327	1,069,669
COLT Funding LLC (COLT)(c) (f)
2019-4 CL A1 — 2.579% 2049 (2.2 years)	5,000,000	4,999,964
Deephaven Residential Mortgage Trust (DRMT)(c) (f)
2018-4A CL A1 — 4.08% 2058 (1.6 years)	3,443,533	3,486,845
2019-3A CL A1 — 2.964% 2059 (2.7 years)	4,304,955	4,334,773
Flagstar Mortgage Trust (FSMT)(c) (f)
2017-1 CL 2A2 — 3.0% 2047 (2.2 years)	2,495,066	2,534,276
J.P. Morgan Mortgage Trust (JPMMT)(c) (f)
2018-6 CL 2A2 — 3.0% 2048 (1.5 years)	3,622,403	3,661,417
2014-5 CL A1 — 2.98154% 2029 (1.8 years)	5,463,799	5,538,098
2017-3 CL 2A2 — 2.5% 2047 (2.0 years)	10,020,529	10,008,004
2014-2 CL 2A2 — 3.5% 2029 (2.4 years)	2,520,635	2,588,599
2016-3 CL 2A1 — 3.0% 2046 (3.9 years)	2,368,712	2,403,837
Sequoia Mortgage Trust (SEMT)(f)
2018-CH4 CL A10 — 4.5% 2048 (0.6 years)(c)	6,884,291	6,948,049
2017-CH1 CL A11 — 3.5% 2047 (1.1 years)(c)	2,137,258	2,152,890
2018-CH2 CL A12 — 4.0% 2048 (1.2 years)(c)	1,435,407	1,453,746
2019-CH2 CL A1 — 4.5% 2049 (1.5 years)(c)	1,610,532	1,681,848
2019-CH3 CL A10 — 4.0% 2049 (2.2 years)(c)	4,000,000	4,087,536
2012-4 CL A1 — 3.5% 2042 (2.4 years)	2,028,668	2,068,466
2013-4 CL A3 — 1.55% 2043 (6.2 years)	5,572,375	5,388,836
		64,406,853
Total Mortgage-Backed Securities (Cost $171,844,685)		175,124,991

Taxable Municipal Bonds – 0.1%	$ Principal
	Amount
	or Shares	$ Value

Kansas Development Finance Authority Revenue, Series 2015H
2.608% 4/15/20	500,000	501,660
2.927% 4/15/21	750,000	760,628
Total Taxable Municipal Bonds (Cost $1,250,000)		1,262,288

U.S. Treasury – 26.3%

U.S. Treasury Notes
1.375% 1/31/20	13,500,000	13,476,269
1.625% 3/15/20	15,000,000	14,984,180
1.375% 8/31/20	10,000,000	9,958,008
2.125% 8/31/20	15,000,000	15,038,379
2.75% 9/30/20	15,000,000	15,137,402
1.625% 10/15/20	15,000,000	14,972,461
2.0% 11/30/20	19,000,000	19,043,047
1.125% 2/28/21	15,000,000	14,869,629
2.25% 3/31/21	12,000,000	12,089,531
1.375% 4/30/21	10,000,000	9,947,265
2.625% 6/15/21	10,000,000	10,154,297
1.125% 7/31/21	15,000,000	14,853,516
2.0% 7/31/22	17,000,000	17,200,547
2.0% 2/15/23	7,500,000	7,604,883
1.5% 2/28/23(g)	15,000,000	14,964,551
2.0% 5/31/24	15,000,000	15,303,809
Total U.S. Treasury (Cost $218,291,414)		219,597,774

Common Stocks – 0.6%

Redwood Trust, Inc. (Cost $2,767,259)	285,000	4,676,850

Cash Equivalents – 2.7%

State Street Institutional U.S. Government Money
Market Fund - Premier Class 1.88%(a)	22,303,815	22,303,815
Total Cash Equivalents (Cost $22,303,815)		22,303,815
Total Investments in Securities (Cost $828,247,212)		836,914,348
Other Liabilities in Excess of Other Assets – (0.2%)		(2,028,704)
Net Assets – 100%		834,885,644
Net Asset Value Per Share - Investor Class		12.27
Net Asset Value Per Share - Institutional Class		12.29

(a)	Rate presented represents the annualized 7-day yield at September 30, 2019.
(b)	Number of years indicated represents estimated average life.
(c)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(d)	Foreign domiciled entity
(e)	Annual sinking fund
(f)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.
(g)	Security designated to cover an unsettled bond purchase.
The accompanying notes form an integral part of these financial statements.
45 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

ULTRA SHORT GOVERNMENT FUND
Schedule of Investments
September 30, 2019

Asset-Backed Securities – 15.8%(b)
	$ Principal
	Amount	$ Value

American Credit Acceptance Receivables Trust (ACAR)(c)
2019-2 CL A — 2.85% 2022 (0.5 years)	392,633	393,591
ARI Fleet Lease Trust (ARIFL)(c)
2018-A CL A2 — 2.55% 2026 (0.7 years)	886,025	887,540
Ascentium Equipment Receivables Trust (ACER)(c)
2016-2A CL D — 4.2% 2022 (0.5 years)	268,000	269,590
CarMax Auto Owner Trust (CARMX)
2018-1 CL A2B — 2.1775% 2021 Floating Rate
(Mthly LIBOR + 15) (0.1 years)	158,844	158,820
Commercial Credit Group Receivables Trust (CCG)(c)
2017-1 CL B - 2.75% 2023 (0.4 years)	900,000	901,285
Enterprise Fleet Financing LLC (EFF)(c)
2017-1 CL A3 — 2.6% 2022 (0.6 years)	760,000	762,706
Exeter Automobile Receivables Trust (EART)(c)
2018-3A CL A — 2.9% 2022 (0.1 years)	170,027	170,151
GLS Auto Receivables Trust (GCAR)(c)
2018-1A CL A — 2.82% 2022 (0.5 years)	602,827	604,555
2019-3A CL A — 2.58% 2023 (1.4 years)	240,320	240,628
Great America Leasing Receivables Trust (GALC)(c)
2016-1 CL A4 — 1.99% 2022 (0.2 years)	446,799	446,598
Marlette Funding Trust (MFT)(c)
2017-3A CL B — 3.01% 2024 (0.2 years)	398,717	398,953
2018-3A CL A — 3.2% 2028 (0.4 years)	169,240	169,693
2019-2A CL A — 3.13% 2029 (0.9 years)	408,924	412,163
Prosper Marketplace Issuance Trust (PMIT)(c)
2019-2A CL A — 3.2% 2025 (0.6 years)	370,551	371,916
2019-3A CL A — 3.19% 2025 (0.8 years)	425,310	427,529
Social Professional Loan Program LLC (SOFI)(c)
2018-A CL A2A — 2.39% 2042 (0.8 years)	647,327	648,470
Upgrade Receivables Trust (UPGR)(c)
2018-1A CL A — 3.76% 2024 (0.3 years)	258,000	258,852
2019-1A CL A — 3.48% 2025 (0.4 years)	286,023	287,420
Upstart Securitization Trust (UPST)(c)
2018-2 CL A — 3.33% 2025 (0.1 years)	306,276	306,499
2017-2 CL B — 3.748% 2025 (0.3 years)	126,108	126,403
Verizon Owner Trust (VZOT)(c)
2016-2A CL B — 2.15% 2021 (0.4 years)	992,000	991,725
Total Asset-Backed Securities (Cost $9,213,469)		9,235,087

U.S. Treasury – 82.1%	$ Principal
	Amount
	or Shares	$ Value

U.S. Treasury Notes
1.0% 11/15/19	12,000,000	11,984,664
1.375% 1/15/20	11,000,000	10,983,887
1.25% 1/31/20	2,500,000	2,494,629
1.5% 4/15/20	2,000,000	1,996,211
2.375% 4/30/20	20,500,000	20,559,658
Total U.S. Treasury (Cost $47,928,996)		48,019,049

Cash Equivalents – 1.6%

State Street Institutional U.S. Government Money
Market Fund - Premier Class 1.88%(a)	944,596	944,596
Total Cash Equivalents (Cost $944,596)		944,596
Total Investments in Securities (Cost $58,087,061)		58,198,732
Other Assets Less Other Liabilities – 0.5%		297,953
Net Assets – 100%		58,496,685
Net Asset Value Per Share		10.02

(a)	Rate presented represents the annualized 7-day yield at September 30, 2019.
(b)	Number of years indicated represents estimated average life.
(c)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally, to qualified institutional buyers.

The accompanying notes form an integral part of these financial statements.
46 | Q3 2019 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM
NEBRASKA TAX-FREE INCOME FUND
Schedule of Investments
September 30, 2019

Municipal Bonds – 96.7%
	% of Net	$ Principal
	Assets	Amount	$ Value

California	0.8
San Diego County Regional Airport Authority,
Subordinate Airport Revenue, Series 2017B,
AMT, 5.0%, 7/01/25		200,000	237,898

Colorado	0.3
Colorado Bridge Enterprise, Senior Revenue,
Central 70 Project, Series 2017, AMT, 4.0%, 12/31/23		100,000	108,632

Nebraska	93.5
Blair, Water System Revenue, Series 2016, AMT,
2.65%, 12/15/24		100,000	100,486
2.85%, 12/15/25		100,000	100,811
3.0%, 12/15/26		100,000	100,705
3.1%, 12/15/27		100,000	100,550
3.2%, 12/15/28		100,000	100,652
Buffalo County, General Obligation, Kearney Public Schools
District 0007, Series 2016, 3.0%, 12/15/24		250,000	269,540
Cass County, General Obligation, Refunding, Weeping
Water Public School District 0022, Series 2017
2.05%, 12/15/25		375,000	377,944
2.2%, 12/15/26		250,000	252,930
Chadron, Sales Tax and General Obligation, Aquatic Center,
Series 2016, 1.6%, 7/15/22		400,000	400,012
Columbus, Combined Revenue, Refunding, Series 2016,
AGM Insured
4.0%, 12/15/26		100,000	116,595
4.0%, 12/15/27		100,000	116,570
Cornhusker Public Power District, Electric System Revenue,
Refunding, Series 2014, 2.25%, 7/01/22		260,000	260,197
Dawson Public Power District, Electric System Revenue,
Refunding, Series 2016A
2.0%, 6/15/26		170,000	170,180
2.1%, 6/15/27		105,000	105,056
Series 2016B
2.5%, 6/15/28		135,000	135,861
3.0%, 6/15/29		245,000	249,074
3.0%, 6/15/30		355,000	360,506
Douglas County, Educational Facility Revenue, Refunding,
Creighton University Project, Series 2010A, 5.6%, 7/01/25,
Pre-Refunded 7/01/20 @ 100		400,000	412,648
Douglas County, General Obligation,
Omaha Public School District 0001, Series 2016,
5.0%, 12/15/29		350,000	433,401
Westside Community School District 0066, Series 2015,
2.5%, 12/01/22		250,000	258,300
Douglas County, Hospital Authority #2, Revenue,
Madonna Rehabilitation Hospital Project, Series 2014,
5.0%, 5/15/26		500,000	567,575
Refunding, Nebraska Medicine, Series 2016, 4.0%, 5/15/32		700,000	777,518
Douglas County, Hospital Authority #3, Revenue, Refunding,
Nebraska Methodist Health System, Series 2015
4.0%, 11/01/19		110,000	110,201
5.0%, 11/01/20		100,000	103,539
5.0%, 11/01/21		100,000	107,040
5.0%, 11/01/22		250,000	275,672
Fremont, Combined Utility Revenue, Series 2014B,
3.0%, 7/15/21		370,000	380,071
Hamilton County, General Obligation, Hampton Public School
District 0091, Series 2016, 1.0%, 12/15/19		300,000	299,652
Lincoln-Lancaster County, Public Building Commission,
Lease Revenue, Series 2016, 3.0%, 12/01/25		500,000	546,210
Lincoln, Airport Authority, Revenue, Refunding,
2014 Series C, 2.0%, 7/01/21		195,000	195,234

	$ Principal
	Amount	$ Value

Lincoln, Educational Facilities, Revenue, Refunding,
Nebraska Wesleyan University Project, Series 2012,
2.5%, 4/01/21	425,000	432,029
Lincoln, Electric System Revenue, Refunding,
Series 2012, 5.0%, 9/01/28	1,000,000	1,101,210
Lincoln, General Obligation, Highway Allocation Fund,
Refunding, Series 2016
5.0%, 5/15/22	100,000	109,689
5.0%, 5/15/23	135,000	152,919
Lincoln, General Obligation, West Haymarket Joint Public
Agency, Series 2011, 5.0%, 12/15/26	300,000	323,760
Madison County, Hospital Authority #1, Revenue, Refunding,
Faith Regional Health Services Project, Series 2017A
5.0%, 7/01/21	475,000	500,061
5.0%, 7/01/23	250,000	276,750
Metropolitan Utilities District of Omaha, Gas System Revenue,
Series 2018, 4.0%, 12/01/27	450,000	505,278
Municipal Energy Agency of Nebraska, Power Supply
System Revenue, Refunding,
2012 Series A, 5.0%, 4/01/29	300,000	325,347
2016 Series A
5.0%, 4/01/21	250,000	263,480
5.0%, 4/01/27	350,000	429,541
Nebraska, Certificates of Participation,
Series 2015C, 1.7%, 9/15/20	200,000	200,060
Series 2017B, 1.35%, 7/15/20	785,000	783,815
Series 2018A, 2.1%, 7/15/21	860,000	870,423
Nebraska Investment Finance Authority, Single
Family Housing Revenue,
2016 Series C, 1.85%, 3/01/23	100,000	100,941
2019 Series A, 2.05%, 9/01/24	120,000	122,244
Nebraska Public Power District, Revenue,
2012 Series A
4.0%, 1/01/21	500,000	516,575
5.0%, 1/01/21	500,000	522,740
Refunding, 2015 Series A-2, 5.0%, 1/01/24	250,000	269,962
2016 Series C, 5.0%, 1/01/35	480,000	568,805
Nebraska State Colleges, Facilities Corp.,
Deferred Maintenance Revenue, Refunding,
Series 2016, AGM Insured, 4.0%, 7/15/28	750,000	852,570
North Platte, Sewer System Revenue, Refunding,
Series 2015, 3.0%, 6/15/24	250,000	252,788
Omaha-Douglas County, General Obligation, Public Building
Commission, Series 2014, 5.0%, 5/01/26	725,000	791,316
Omaha, General Obligation, Refunding,
Series 2012B, 3.0%, 11/15/24	400,000	418,908
Various Purpose and Refunding, Series 2016A
4.0%, 4/15/22	315,000	336,480
4.0%, 4/15/23	185,000	202,360
Omaha, Public Facilities Corp., Lease Revenue,
Omaha Baseball Stadium Project
Refunding, Series 2016A, 4.0%, 6/01/28	585,000	668,532
Series 2010, 4.125%, 6/01/29	650,000	661,752
Omaha Public Power District, Electric System Revenue,
2015 Series A, 2.85%, 2/01/27	500,000	527,715
Omaha, Sanitary Sewerage System Revenue,
Refunding, Series 2016
5.0%, 4/01/26	250,000	305,100
4.0%, 4/01/31	350,000	394,572
Series 2014, 5.0%, 11/15/22	200,000	222,664
Papillion, General Obligation, Tax Supported Recreational
Facilities, Series 2017, 3.0%, 9/15/24	420,000	435,914
Papillion-La Vista, General Obligation, Sarpy County
School District #27, Refunding, Series 2017A
2.05%, 12/01/24	150,000	152,510
2.2%, 12/01/25	150,000	152,943
2.3%, 12/01/26	275,000	280,211

The accompanying notes form an integral part of these financial statements.

47 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

NEBRASKA TAX-FREE INCOME FUND (CONTINUED)

	% of Net	$ Principal
	Assets	Amount	$ Value

Papio-Missouri River Natural Resources District, General
Obligation, Flood Protection and Water Quality
Enhancement, Refunding,
Series 2015
2.0%, 12/15/20		100,000	100,389
2.25%, 12/15/21		100,000	100,453
4.0%, 12/15/24, Pre-Refunded 6/15/20 @ 100		100,000	101,860
4.0%, 12/15/25, Pre-Refunded 6/15/20 @ 100		100,000	101,860
Series 2017, 5.0%, 12/15/26, Pre-Refunded 6/15/22 @ 100		185,000	202,962
Public Power Generation Agency, Revenue, Refunding,
Whelan Energy Center Unit 2, 2015 Series A, 5.0%, 1/01/28		200,000	232,884
Sarpy County, General Obligation, Bellevue Public School
District 0001, Series 2017, 5.0%, 12/15/29		550,000	692,362
Sarpy County, Certificates of Participation,
Series 2016, 1.75%, 6/15/26		500,000	502,260
Sarpy County, Recovery Zone Facility Certificates of
Participation, Series 2010, 2.6%, 12/15/19		135,000	135,366
South Sioux City, Combined Electric, Water and Sewer
Revenue, Refunding, Series 2014A
1.9%, 6/01/20		280,000	280,160
2.25%, 6/01/21		250,000	250,205
Southeast Community College Area, Certificates of
Participation, Series 2018, 3.0%, 12/15/22		400,000	420,576
Thayer County, General Obligation Hospital, Refunding,
Series 2017, 1.3%, 9/01/20		400,000	398,748
University of Nebraska, Facilities Corp., Revenue, Refunding,
Health Center and College of Nursing Projects, Series 2016,
5.0%, 7/15/29		380,000	466,233
University of Nebraska, University Revenue,
Kearney Student Housing Project, Series 2017
3.0%, 7/01/25		100,000	108,162
2.5%, 7/01/26		210,000	222,590
3.0%, 7/01/27		100,000	110,232
Refunding, Lincoln Student Fees and Facilities
Series 2012, 5.0%, 7/01/23		250,000	274,808
Refunding, Omaha Student Housing Project,
Series 2017A, 5.0%, 5/15/30		100,000	125,238
Upper Republican Natural Resources District, Limited
Obligation Occupation Tax, River Flow Enhancement,
Refunding, Series 2017B, AGM Insured
4.0%, 12/15/25		245,000	264,233
4.0%, 12/15/27		395,000	424,850
Village of Boys Town, Revenue, Refunding, Boys Town
Project, Series 2017, 3.0%, 9/01/28		700,000	759,269
Washington County, General Obligation, Refunding,
Blair Community School District 0001, Series 2015,
2.5%, 12/15/24		305,000	308,047
			29,400,441
Texas	1.3
Austin, Airport System Revenue, Series 2017B,
AMT, 5.0%, 11/15/26		250,000	304,880
Harris County, Tax and Subordinate Lien Revenue,
Refunding, Series 2009C, 5.0%, 8/15/23		110,000	110,329
			415,209
Washington	0.8
Port of Seattle, Intermediate Lien Revenue,
Series 2017C, AMT, 5.0%, 5/01/26		200,000	241,244
Total Municipal Bonds (Cost $29,717,134)			30,403,424

Cash Equivalents – 2.5%

	Shares	$ Value
State Street Institutional U.S. Government Money
Market Fund - Premier Class 1.88%(a)	770,116	770,116
Total Cash Equivalents (Cost $770,116)		770,116
Total Investments in Securities (Cost $30,487,250)		31,173,540
Other Asset Less Other Liabilities – 0.8%		260,611
Net Assets – 100%		31,434,151
Net Asset Value Per Share		10.06

(a)	Rate presented represents the annualized 7-day yield at September 30, 2019.
The accompanying notes form an integral part of these financial statements.
48 | Q3 2019 SEMI-ANNUAL REPORT

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49 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2019

(In U.S. dollars, except share data)	Value	Partners Value	Partners III Opportunity	Hickory	Balanced	Core Plus Income	Short Duration Income	Ultra Short Government	Nebraska Tax-Free Income

Assets:
Investments in securities at value:
Unaffiliated issuers(a)	816,652,951	586,345,807	565,823,524	230,359,221	140,760,555	107,194,431	836,914,348	58,198,732	31,173,540
Non-controlled affiliates(a)	—	—	89,934,100	—	—	—	—	—	—
	816,652,951	586,345,807	655,757,624	230,359,221	140,760,555	107,194,431	836,914,348	58,198,732	31,173,540
Accrued interest and dividends receivable	323,745	17,356	207,390	44,552	432,777	626,661	3,368,973	312,561	303,463
Due from broker	—	—	108,700,124	—	—	—	—	—	—
Receivable for securities sold	1,727,756	—	—	—	—	—	—	—	—
Receivable for fund shares sold	55,808	3,291	296,218	45,858	2,900	201,560	285,102	—	—
Total assets	818,760,260	586,366,454	764,961,356	230,449,631	141,196,232	108,022,652	840,568,423	58,511,293	31,477,003
Liabilities:
Dividends payable on securities sold short	—	—	470,431	—	—	—	—	—	—
Due to adviser	879,076	601,266	686,016	265,012	83,935	39,324	342,500	10,613	42,852
Payable for securities purchased	—	—	—	—	4,090,500	250,553	5,011,068	—	—
Payable for fund shares redeemed	76,669	43,741	159,369	8,352	4,009	85,000	329,211	275	—
Securities sold short(b)	—	—	104,875,300	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	3,720	—
Total liabilities	955,745	645,007	106,191,116	273,364	4,178,444	374,877	5,682,779	14,608	42,852
Net assets	817,804,515	585,721,447	658,770,240	230,176,267	137,017,788	107,647,775	834,885,644	58,496,685	31,434,151
Composition of net assets:
Paid-in capital	468,649,725	348,795,613	362,039,342	139,440,932	111,975,932	103,644,454	826,165,015	58,346,957	30,876,450
Total distributable earnings	349,154,790	236,925,834	296,730,898	90,735,335	25,041,856	4,003,321	8,720,629	149,728	557,701
Net assets	817,804,515	585,721,447	658,770,240	230,176,267	137,017,788	107,647,775	834,885,644	58,496,685	31,434,151
Net assets(c):
Investor Class	565,626,004	260,556,618	22,966,931	230,176,267	50,152,666	27,612,078	71,751,761		31,434,151
Institutional Class	252,178,511	325,164,829	635,803,309		86,865,122	80,035,697	763,133,883	58,496,685
Shares outstanding(c) (d):
Investor Class	12,616,988	8,550,886	1,489,343	4,502,744	3,456,337	2,597,631	5,848,387		3,123,231
Institutional Class	5,549,845	10,519,717	39,630,369		5,984,857	7,526,390	62,100,846	5,840,869
Net asset value, offering and redemption price(c):
Investor Class	44.83	30.47	15.42	51.12	14.51	10.63	12.27		10.06
Institutional Class	45.44	30.91	16.04		14.51	10.63	12.29	10.02

(a) Cost of investments in securities:
Unaffiliated issuers	489,143,483	366,851,870	347,305,940	140,566,308	117,301,182	103,383,526	828,247,212	58,087,061	30,487,250
Non-controlled affiliates	—	—	2,563,780	—	—	—	—	—	—
	489,143,483	366,851,870	349,869,720	140,566,308	117,301,182	103,383,526	828,247,212	58,087,061	30,487,250
(b) Proceeds from short sales	—	—	74,139,800	—	—	—	—	—	—
(c)	Funds with a single share class are shown with the Investor Class, except for the Ultra Short Government Fund which has been designated Institutional Class
(d)	Indefinite number of no par value shares authorized
The accompanying notes form an integral part of these financial statements.
50 | Q3 2019 SEMI-ANNUAL REPORT

STATEMENTS OF OPERATIONS
Six months ended September 30, 2019

(In U.S. dollars)	Value	Partners Value	Partners III Opportunity	Hickory	Balanced	Core Plus Income	Short Duration Income	Ultra Short Government	Nebraska Tax-Free Income

Investment income:
Dividends	3,779,405	3,007,500	1,530,450	605,142	336,112	8,910	171,000	—	—
Interest	387,080	150,741	1,269,583	92,070	890,209	1,660,663	12,724,602	1,101,224	368,826
Total investment income	4,166,485	3,158,241	2,800,033	697,212	1,226,321	1,669,573	12,895,602	1,101,224	368,826
Fees and expenses:
Investment advisory	3,634,046	2,669,028	3,356,554	1,112,336	421,523	191,774	1,732,635	130,463	66,068
Administrative	261,513	218,624	206,967	162,385	95,865	79,557	259,740	57,889	37,108
Servicing:
Investor Class	504,882	276,074	31,106	—	31,716	29,930	98,816	—	—
Institutional Class	25,588	45,474	108,570	—	4,286	15,948	408,911	4,499	—
Custody and fund accounting	58,527	48,267	56,795	33,537	45,259	47,872	83,112	37,877	39,720
Dividends on securities sold short	—	—	957,188	—	—	—	—	—	—
Professional	50,977	43,931	44,004	23,825	26,479	17,281	63,726	17,631	14,787
Registration	24,500	24,050	23,696	11,276	30,300	21,500	36,000	12,250	1,932
Sub-transfer agent	114,140	60,554	44,606	44,127	33,542	22,753	49,089	17,019	11,700
Trustees	54,579	39,999	45,013	14,508	8,561	6,261	57,697	6,112	2,198
Other	74,412	47,539	34,576	22,177	12,757	6,574	94,497	8,119	3,473
	4,803,164	3,473,540	4,909,075	1,424,171	710,288	439,450	2,884,223	291,859	176,986
Less expenses waived/reimbursed by investment adviser	(122,786)	(150,125)	—	—	(222,454)	(223,548)	(734,155)	(204,884)	—
Net expenses	4,680,378	3,323,415	4,909,075	1,424,171	487,834	215,902	2,150,068	86,975	176,986
Net investment income (loss)	(513,893)	(165,174)	(2,109,042)	(726,959)	738,487	1,453,671	10,745,534	1,014,249	191,840
Realized and unrealized gain (loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	23,102,437	17,977,643	19,641,827	1,951,696	1,852,432	355,218	1,577,104	38,066	5,855
Non-controlled affiliates	—	—	5,019,472	—	—	—	—	—	—
Net realized gain (loss)	23,102,437	17,977,643	24,661,299	1,951,696	1,852,432	355,218	1,577,104	38,066	5,855
Net unrealized appreciation (depreciation):
Unaffiliated issuers	46,350,502	28,343,689	9,104,870	18,909,058	4,636,129	2,684,269	6,050,946	67,167	400,306
Non-controlled affiliates	—	—	17,765,899	—	—	—	—	—	—
Securities sold short	—	—	(5,320,390)	—	—	—	—	—	—
Net unrealized appreciation (depreciation)	46,350,502	28,343,689	21,550,379	18,909,058	4,636,129	2,684,269	6,050,946	67,167	400,306
Net realized and unrealized gain (loss) on investments	69,452,939	46,321,332	46,211,678	20,860,754	6,488,561	3,039,487	7,628,050	105,233	406,161
Net increase (decrease) in net assets resulting from operations	68,939,046	46,156,158	44,102,636	20,133,795	7,227,048	4,493,158	18,373,584	1,119,482	598,001

(a) Foreign taxes withheld	—	—	—	—	—	—	—	—	—

The accompanying notes form an integral part of these financial statements.
51 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

STATEMENTS OF CHANGES IN NET ASSETS

	Value		Partners Value		Partners III Opportunity		Hickory
(In U.S. dollars)	Six months ended Sept. 30, 2019 (Unaudited)	Year ended March 31, 2019	Six months ended Sept. 30, 2019 (Unaudited)	Year ended March 31, 2019	Six months ended Sept. 30, 2019 (Unaudited)	Year ended March 31, 2019	Six months ended Sept. 30, 2019 (Unaudited)	Year ended March 31, 2019

Increase (decrease) in net assets:
From operations:
Net investment income (loss)	(513,893)	(3,040,881)	(165,174)	(1,537,501)	(2,109,042)	(4,278,604)	(726,959)	(223,156)
Net realized gain (loss)	23,102,437	58,714,069	17,977,643	55,606,091	24,661,299	12,527,475	1,951,696	13,289,038
Net unrealized appreciation (depreciation)	46,350,502	10,821,105	28,343,689	(39,084,576)	21,550,379	55,470,630	18,909,058	(9,136,061)

Net increase (decrease)
in net assets resulting
from operations	68,939,046	66,494,293	46,156,158	14,984,014	44,102,636	63,719,501	20,133,795	3,929,821
Distributions to shareholders(a):
Investor Class	(15,793,699)	(51,250,335)	(11,230,103)	(22,162,561)	(282,682)	(1,558,657)	(690,890)	(24,299,497)
Institutional Class	(6,786,452)	(20,081,985)	(13,427,198)	(24,393,419)	(7,809,846)	(42,258,488)

Total distributions	(22,580,151)	(71,332,320)	(24,657,301)	(46,555,980)	(8,092,528)	(43,817,145)	(690,890)	(24,299,497)
Fund share transactions(a):
Investor Class	(7,762,364)	(33,189,385)	(14,010,349)	(47,086,780)	22,325	(3,425,684)	(10,632)	(11,494,405)
Institutional Class	10,460,615	21,370,925	(9,575,571)	6,345,315	(15,764,422)	(31,815,832)

Net increase (decrease) from fund share transactions	2,698,251	(11,818,460)	(23,585,920)	(40,741,465)	(15,742,097)	(35,241,516)	(10,632)	(11,494,405)

Total increase (decrease) in net assets	49,057,146	(16,656,487)	(2,087,063)	(72,313,431)	20,268,011	(15,339,160)	19,432,273	(31,864,081)
Net assets:
Beginning of period	768,747,369	785,403,856	587,808,510	660,121,941	638,502,229	653,841,389	210,743,994	242,608,075

End of period	817,804,515	768,747,369	585,721,447	587,808,510	658,770,240	638,502,229	230,176,267	210,743,994

(a)	Funds with a single share class are shown with the Investor Class, except for the Ultra Short Government Fund which has been designated Institutional Class

The accompanying notes form an integral part of these financial statements.
52 | Q3 2019 SEMI-ANNUAL REPORT

Balanced		Core Plus Income		Short Duration Income		Ultra Short Government		Nebraska Tax-Free Income
Six months ended Sept. 30, 2019 (Unaudited)	Year ended March 31, 2019	Six months ended Sept. 30, 2019 (Unaudited)	Year ended March 31, 2019	Six months ended Sept. 30, 2019 (Unaudited)	Year ended March 31, 2019	Six months ended Sept. 30, 2019 (Unaudited)	Year ended March 31, 2019	Six months ended Sept. 30, 2019 (Unaudited)	Year ended March 31, 2019

738,487	1,196,280	1,453,671	1,543,045	10,745,534	23,377,820	1,014,249	2,179,921	191,840	715,859
1,852,432	2,964,909	355,218	(102,923)	1,577,104	1,665,103	38,066	7,936	5,855	(63,635)
4,636,129	3,239,393	2,684,269	1,509,695	6,050,946	4,055,457	67,167	82,538	400,306	840,952

7,227,048	7,400,582	4,493,158	2,949,817	18,373,584	29,098,380	1,119,482	2,270,395	598,001	1,493,176

(101,555)	(10,777,688)	(362,002)	(281,443)	(840,485)	(2,006,765)			(213,175)	(737,927)
(191,042)	—	(1,150,927)	(1,266,681)	(10,116,002)	(21,592,551)	(1,020,187)	(2,181,531)

(292,597)	(10,777,688)	(1,512,929)	(1,548,124)	(10,956,487)	(23,599,316)	(1,020,187)	(2,181,531)	(213,175)	(737,927)

5,451,333	5,738,990	8,026,971	11,244,474	153,964	(42,670,992)			(6,998,496)	(21,311,359)
200,930	—	18,113,093	26,712,981	(72,384,066)	(194,329,528)	(39,046,568)	(6,806,883)

5,652,263	5,738,990	26,140,064	37,957,455	(72,230,102)	(237,000,520)	(39,046,568)	(6,806,883)	(6,998,496)	(21,311,359)

12,586,714	2,361,884	29,120,293	39,359,148	(64,813,005)	(231,501,456)	(38,947,273)	(6,718,019)	(6,613,670)	(20,556,110)

124,431,074	122,069,190	78,527,482	39,168,334	899,698,649	1,131,200,105	97,443,958	104,161,977	38,047,821	58,603,931

137,017,788	124,431,074	107,647,775	78,527,482	834,885,644	899,698,649	58,496,685	97,443,958	31,434,151	38,047,821

The accompanying notes form an integral part of these financial statements.
53 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

STATEMENT OF CASH FLOWS

	Partners III Opportunity

(In U.S. dollars)	Six months ended September 30, 2019

	Increase (decrease) in cash:

	Cash flows from operating activities:
	Net increase in net assets from operations	44,102,636
	Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
	Purchases of investment securities	(51,769,492)
	Proceeds from sale of investment securities	104,549,204
	Proceeds from securities sold short	3,511,710
	Purchase of short-term investment securities, net	(25,631,808)
	Net unrealized appreciation on investments and short sales	(21,550,379)
	Net realized gain on investments	(24,661,299)
	Increase in accrued interest and dividends receivable	(123,197)
	Increase in due from broker	(7,546,623)
	Decrease in receivable for securities sold	3,122,398
	Increase in receivable for fund shares sold	(269,407)
	Increase in dividends payable on securities sold short	51,170
	Increase in due to adviser	14,062
	Increase in payable for fund shares redeemed	35,650
	Net cash provided by operating activities	23,834,625

	Cash flows from financing activities:
	Proceeds from sales of fund shares	15,647,607
	Payments for redemptions of fund shares	(38,813,853)
	Cash distributions to shareholders	(668,379)
	Net cash used in financing activities	(23,834,625)

	Net increase (decrease) in cash	—
	Cash:
	Balance, beginning of period	—

	Balance, end of period	—

	Noncash financing activities:
	Reinvestment of shareholder distributions	7,424,149

The accompanying notes form an integral part of these financial statements.
54 | Q3 2019 SEMI-ANNUAL REPORT

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55 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

FINANCIAL HIGHLIGHTS
The following financial information provides selected data, in U.S. dollars, for a share outstanding throughout the periods indicated.

		Income (loss) from Investment Operations				Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)		Net gain (loss) on securities (realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from realized gains	Total distributions

Value – Investor Class
Six months ended 9/30/2019	42.31	(0.04	)(a)	3.81	3.77	—	(1.25)	(1.25)
2019	42.92	(0.19	)(a)	3.60	3.41	—	(4.02)	(4.02)
2018	42.20	(0.18	)(a)	3.96	3.78	—	(3.06)	(3.06)
2017	38.43	(0.16	)(a)	3.93	3.77	—	—	—
2016	46.93	(0.25	)(a)	(3.27)	(3.52)	—	(4.98)	(4.98)
2015	46.20	(0.24	)(a)	4.76	4.52	—	(3.79)	(3.79)

Value – Institutional Class
Six months ended 9/30/2019	42.82	0.01	(a)	3.86	3.87	—	(1.25)	(1.25)
2019	43.29	(0.09	)(a)	3.64	3.55	—	(4.02)	(4.02)
2018	42.44	(0.09	)(a)	4.00	3.91	—	(3.06)	(3.06)
2017	38.56	(0.08	)(a)	3.96	3.88	—	—	—
2016	46.99	(0.17	)(a)	(3.28)	(3.45)	—	(4.98)	(4.98)
Eight months ended 3/31/2015(b)	44.80	(0.26	)(a)	4.50	4.24	—	(2.05)	(2.05)

Partners Value – Investor Class
Six months ended 9/30/2019	29.45	(0.03	)(a)	2.33	2.30	—	(1.28)	(1.28)
2019	31.31	(0.12	)(a)	0.63	0.51	—	(2.37)	(2.37)
2018	30.72	(0.15	)(a)	1.47	1.32	—	(0.73)	(0.73)
2017	27.66	(0.09	)(a)	3.15	3.06	—	—	—
2016	35.05	(0.14	)(a)	(3.47)	(3.61)	—	(3.78)	(3.78)
2015	33.20	(0.14	)(a)	3.09	2.95	—	(1.10)	(1.10)

Partners Value—Institutional Class
Six months ended 9/30/2019	29.82	0.01	(a)	2.36	2.37	—	(1.28)	(1.28)
2019	31.59	(0.04	)(a)	0.64	0.60	—	(2.37)	(2.37)
2018	30.91	(0.06	)(a)	1.47	1.41	—	(0.73)	(0.73)
2017	27.75	(0.02	)(a)	3.18	3.16	—	—	—
2016	35.09	(0.08	)(a)	(3.48)	(3.56)	—	(3.78)	(3.78)
Eight months ended 3/31/2015(b)	33.22	(0.11	)(a)	2.91	2.80	—	(0.93)	(0.93)

Partners III Opportunity – Investor Class
Six months ended 9/30/2019	14.67	(0.09	)(a)	1.03	0.94	—	(0.19)	(0.19)
2019	14.28	(0.17	)(a)	1.58	1.41	—	(1.02)	(1.02)
2018	14.74	(0.19	)(a)	0.40	0.21	—	(0.67)	(0.67)
2017	13.73	(0.20	)(a)	1.40	1.20	—	(0.19)	(0.19)
2016	17.12	(0.25	)(a)	(1.30)	(1.55)	—	(1.84)	(1.84)
2015	16.43	(0.22	)(a)	1.41	1.19	—	(0.50)	(0.50)

Partners III Opportunity – Institutional Class
Six months ended 9/30/2019	15.21	(0.05	)(a)	1.07	1.02	—	(0.19)	(0.19)
2019	14.69	(0.09	)(a)	1.63	1.54	—	(1.02)	(1.02)
2018	15.07	(0.12	)(a)	0.41	0.29	—	(0.67)	(0.67)
2017	13.96	(0.13	)(a)	1.43	1.30	—	(0.19)	(0.19)
2016	17.31	(0.19	)(a)	(1.32)	(1.51)	—	(1.84)	(1.84)
2015	16.55	(0.17	)(a)	1.43	1.26	—	(0.50)	(0.50)

Hickory
Six months ended 9/30/2019	46.86	(0.16)		4.57	4.41	—	(0.15)	(0.15)
2019	51.58	(0.05)		0.71	0.66	—	(5.38)	(5.38)
2018	53.11	(0.37)		1.55	1.18	—	(2.71)	(2.71)
2017	47.59	(0.25)		5.77	5.52	—	—	—
2016	59.51	(0.30)		(4.79)	(5.09)	—	(6.83)	(6.83)
2015	57.87	(0.35)		5.00	4.65	—	(3.01)	(3.01)

*	Annualized
†	Not Annualized
(a)	Based on average daily shares outstanding
(b)	Initial offering of shares on July 31, 2014
(c)
Included in the expense ratio is 0.00%, 0.00%, 0.00%, 0.08%, 0.27% and 0.24% related to interest expense and 0.29%, 0.40%, 0.47%, 0.54%, 0.50% and 0.29% related to dividend expense on securities sold short for the periods ended September 30, 2019, March 31, 2019, 2018, 2017, 2016 and 2015, respectively.

(d)
Included in the expense ratio is 0.00%, 0.00%, 0.00%, 0.08%, 0.27% and 0.24% related to interest expense and 0.28%, 0.40%, 0.47%, 0.55%, 0.51% and 0.29% related to dividend expense on securities sold short for the periods ended September 30, 2019, March 31, 2019, 2018, 2017, 2016 and 2015, respectively.

The accompanying notes form an integral part of these financial statements.
56 | Q3 2019 SEMI-ANNUAL REPORT

	Ratios/Supplemental Data
				Ratio of expenses to average net assets
Net asset value, end of period	Total Return (%)		Net assets, end of period ($000)	Prior to fee waivers (%)		Net of fee waivers (%)		Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)

44.83	9.00	†	565,626	1.23	*	1.23	*	(0.20)*	6	†
42.31	9.04		541,168	1.23		1.23		(0.46)	32
42.92	9.23		578,345	1.22		1.22		(0.42)	15
42.20	9.81		638,993	1.24		1.22		(0.42)	24
38.43	(8.05)		738,086	1.23		1.18		(0.59)	47
46.93	10.19		940,646	1.20		1.18		(0.54)	36

45.44	9.13	†	252,179	1.09	*	0.99	*	0.04 *	6	†
42.82	9.32		227,580	1.08		0.99		(0.22)	32
43.29	9.46		207,059	1.09		0.99		(0.20)	15
42.44	10.06		191,299	1.10		0.99		(0.19)	24
38.56	(7.88)		192,310	1.08		0.99		(0.39)	47
46.99	9.57	†	200,254	1.08	*	0.99	*	(0.87)*	36

30.47	7.99	†	260,557	1.28	*	1.28	*	(0.22)*	11	†
29.45	2.50		265,250	1.27		1.27		(0.39)	38
31.31	4.28		328,648	1.25		1.25		(0.46)	12
30.72	11.06		429,226	1.27		1.24		(0.33)	16
27.66	(10.61)		531,353	1.26		1.18		(0.45)	31
35.05	8.99		789,853	1.22		1.18		(0.42)	26

30.91	8.13	†	325,165	1.08	*	0.99	*	0.08 *	11	†
29.82	2.78		322,558	1.07		0.99		(0.12)	38
31.59	4.55		331,474	1.07		0.99		(0.20)	12
30.91	11.39		309,497	1.07		0.99		(0.08)	16
27.75	(10.45)		297,290	1.07		0.99		(0.25)	31
35.09	8.51	†	317,973	1.05	*	0.99	*	(0.49)*	26

15.42	6.49	†	22,967	2.03	*(c)	2.03	*(c)	(1.19)*	8	†
14.67	10.63		21,881	2.13	(c)	2.13	(c)	(1.23)	38
14.28	1.49		24,808	2.14	(c)	2.14	(c)	(1.30)	31
14.74	8.94		28,561	2.29	(c)	2.29	(c)	(1.43)	23
13.73	(9.56)		35,461	2.33	(c)	2.33	(c)	(1.63)	46
17.12	7.38		68,490	2.06	(c)	2.01	(c)	(1.33)	45

16.04	6.79	†	635,803	1.44	*(d)	1.44	*(d)	(0.61)*	8	†
15.21	11.25		616,621	1.56	(d)	1.56	(d)	(0.66)	38
14.69	2.01		629,034	1.63	(d)	1.63	(d)	(0.79)	31
15.07	9.52		661,165	1.80	(d)	1.80	(d)	(0.93)	23
13.96	(9.20)		677,019	1.95	(d)	1.95	(d)	(1.26)	46
17.31	7.76		1,014,821	1.69	(d)	1.69	(d)	(1.00)	45

51.12	9.43	†	230,176	1.28	*	1.28	*	(0.65)*	11	†
46.86	2.30		210,744	1.27		1.27		(0.10)	28
51.58	2.15		242,608	1.24		1.24		(0.65)	20
53.11	11.60		272,499	1.25		1.25		(0.44)	7
47.59	(9.04)		298,170	1.24		1.24		(0.50)	27
59.51	8.31		445,167	1.23		1.23		(0.54)	26

The accompanying notes form an integral part of these financial statements.
57 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

FINANCIAL HIGHLIGHTS (CONTINUED)
The following financial information provides selected data, in U.S. dollars, for a share outstanding throughout the periods indicated.

		Income (loss) from Investment Operations				Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)		Net gain (loss) on securities (realized and unrealized)	Total from investment operations	Dividends from net investment income		Distributions from realized gains	Total distributions

Balanced – Investor Class
Six months ended 9/30/2019	13.76	0.07	(a)	0.71	0.78	(0.03)		—	(0.03)
2019	14.20	0.14		0.66	0.80	(0.13)		(1.11)	(1.24)
2018	13.63	0.08		0.87	0.95	(0.05)		(0.33)	(0.38)
2017	13.24	0.01		0.80	0.81	(0.03)		(0.39)	(0.42)
2016	14.07	0.02		(0.13)	(0.11)	—		(0.72)	(0.72)
2015	14.22	(0.02)		0.54	0.52	—		(0.67)	(0.67)

Balanced – Institutional Class
Six months ended 9/30/2019(f)	13.75	0.08	(a)	0.71	0.79	(0.03)		—	(0.03)

Core Plus Income – Investor Class
Six months ended 9/30/2019	10.31	0.15	(a)	0.32	0.47	(0.15)		—	(0.15)
2019	10.09	0.27	(a)	0.21	0.48	(0.26)		—	(0.26)
2018	10.23	0.23	(a)	(0.12)	0.11	(0.22)		(0.03)	(0.25)
2017	10.15	0.23	(a)	0.21	0.44	(0.23)		(0.13)	(0.36)
2016	10.21	0.22	(a)	(0.04)	0.18	(0.22)		(0.02)	(0.24)
Eight months ended 3/31/2015(b)	10.00	0.09	(a)	0.20	0.29	(0.08)		—	(0.08)

Core Plus Income – Institutional Class
Six months ended 9/30/2019	10.32	0.16	(a)	0.31	0.47	(0.16)		—	(0.16)
2019	10.10	0.29	(a)	0.21	0.50	(0.28)		—	(0.28)
2018	10.23	0.25	(a)	(0.11)	0.14	(0.24)		(0.03)	(0.27)
2017	10.15	0.25	(a)	0.21	0.46	(0.25)		(0.13)	(0.38)
2016	10.20	0.25	(a)	(0.04)	0.21	(0.24)		(0.02)	(0.26)
Eight months ended 3/31/2015(b)	10.00	0.10	(a)	0.20	0.30	(0.10)		—	(0.10)

Short Duration Income – Investor Class
Six months ended 9/30/2019	12.17	0.14	(a)	0.11	0.25	(0.15)		—	(0.15)
2019	12.09	0.26	(a)	0.09	0.35	(0.27)		—	(0.27)
2018	12.27	0.23	(a)	(0.18)	0.05	(0.23)		—	(0.23)
2017	12.28	0.23	(a)	0.04	0.27	(0.24	)(e)	(0.04)	(0.28)
2016	12.48	0.22	(a)	(0.15)	0.07	(0.23)		(0.04)	(0.27)
2015	12.49	0.19	(a)	0.02	0.21	(0.21)		(0.01)	(0.22)

Short Duration Income – Institutional Class
Six months ended 9/30/2019	12.19	0.15	(a)	0.11	0.26	(0.16)		—	(0.16)
2019	12.11	0.29	(a)	0.09	0.38	(0.30)		—	(0.30)
2018	12.29	0.26	(a)	(0.18)	0.08	(0.26)		—	(0.26)
2017	12.30	0.26	(a)	0.04	0.30	(0.27	)(e)	(0.04)	(0.31)
2016	12.50	0.25	(a)	(0.15)	0.10	(0.26)		(0.04)	(0.30)
2015	12.51	0.22	(a)	0.02	0.24	(0.24)		(0.01)	(0.25)

Ultra Short Government
Six months ended 9/30/2019	10.01	0.12		0.01	0.13	(0.12)		—#	(0.12)
2019	10.00	0.20		0.01	0.21	(0.20)		—	(0.20)
2018	10.00	0.09		—#	0.09	(0.09)		—	(0.09)
2017(c)	10.00	0.03		—#	0.03	(0.03)		—	(0.03)
2016(c)	10.00	—#		—#	—#	—#		—#	—#
2015(c)	10.00	—#		—#	—#	—#		—	—#

Nebraska Tax-Free Income
Six months ended 9/30/2019	9.95	0.07		0.11	0.18	(0.07)		—	(0.07)
2019	9.76	0.14		0.19	0.33	(0.14)		—	(0.14)
2018	9.90	0.14		(0.15)	(0.01)	(0.13)		—	(0.13)
2017	10.12	0.17		(0.22)	(0.05)	(0.17)		—	(0.17)
2016	10.19	0.18		(0.06)	0.12	(0.19)		—	(0.19)
2015	10.19	0.22		—#	0.22	(0.22)		—	(0.22)

* Annualized
† Not Annualized
# Amount less than $0.01
(a) Based on average daily shares outstanding
(b) Initial offering of shares on July 31, 2014
(c)        Prior to December 16, 2016, this Fund was known as the Government Money Market Fund. Per share amounts have been adjusted to reflect a 1-for-10 reverse split, which was effective December 16, 2016. In addition, on December 16, 2016, the Fund changed from a constant $1.00 net asset value per share money market fund to an ultra short government fund (that is not a money market fund).
The accompanying notes form an integral part of these financial statements.
58 | Q3 2019 SEMI-ANNUAL REPORT

	Ratios/Supplemental Data
				Ratio of expenses to average net assets
Net asset value, end of period	Total Return (%)		Net assets, end of period ($000)	Prior to fee waivers (%)		Net of fee waivers (%)		Ratio of net investment income (loss) to average net assets (%)		Portfolio turnover rate (%)

14.51	5.77	†	50,153	1.20	*	0.85	*	1.04	*	18	†
13.76	6.18		124,431	1.00		0.88		0.98		33
14.20	7.06		122,069	1.05		1.00		0.55		40
13.63	6.32		118,189	1.11		1.11		0.10		26
13.24	(0.80)		111,488	1.11		1.11		0.12		35
14.07	3.73		125,578	1.09		1.09		(0.12)		37

14.51	5.77	†	86,865	1.04	*	0.70	*	1.19	*	18	†

10.63	4.60	†	27,612	1.24	*	0.60	*	2.87	*	18	†
10.31	4.78		18,840	1.42		0.60		2.76		33
10.09	1.20		7,274	1.65		0.60		2.26		43
10.23	4.41		6,522	1.90		0.77		2.26		54
10.15	1.78		4,809	2.35		0.85		2.20		26
10.21	2.90	†	3,950	3.17	*	0.85	*	1.39	*	8	†

10.63	4.60	†	80,036	0.80	*	0.40	*	3.07	*	18	†
10.32	5.07		59,687	0.96		0.40		2.93		33
10.10	1.40		31,895	1.09		0.40		2.47		43
10.23	4.61		23,854	1.22		0.57		2.47		54
10.15	2.06		15,108	1.37		0.65		2.39		26
10.20	2.96	†	11,804	2.54	*	0.65	*	1.56	*	8	†

12.27	2.03	†	71,752	0.97	*	0.68	*	2.30	*	26	†
12.17	2.95		71,002	0.92		0.68		2.17		23
12.09	0.44		113,238	0.91		0.68		1.93		34
12.27	2.15		94,817	0.93		0.80		1.85		38
12.28	0.58		100,948	0.91		0.85		1.77		23
12.48	1.64		113,709	0.89		0.84		1.51		30

12.29	2.13	†	763,134	0.64	*	0.48	*	2.50	*	26	†
12.19	3.18		828,697	0.63		0.48		2.37		23
12.11	0.63		1,017,962	0.62		0.48		2.12		34
12.29	2.38		1,103,272	0.62		0.58		2.07		38
12.30	0.83		1,155,054	0.62		0.62		2.00		23
12.50	1.88		1,291,524	0.61		0.61		1.73		30

10.02	1.28	†	58,497	0.67	*	0.20	*	2.34	*	25	†
10.01	2.17		97,444	0.61		0.20		2.05		148
10.00	0.94		104,162	0.60		0.20		0.94		25
10.00	0.25		98,029	0.66		0.14		0.25		—
10.00	0.03		106,689	0.70		0.05		0.03			(d)
10.00	0.01		108,453	0.67		0.01		0.01			(d)

10.06	1.77	†	31,434	1.08	*	1.08	*	1.17	*	—	†
9.95	3.46		38,048	0.89		0.89		1.39		9
9.76	(0.07)		58,604	0.84		0.84		1.41		24
9.90	(0.54)		62,973	0.79		0.79		1.66		29
10.12	1.20		64,134	0.78		0.78		1.82		13
10.19	2.14		70,002	0.75		0.75		2.14		12

(d)
Because calculations of portfolio turnover exclude securities whose maturity or expiration date was one year or less when the Fund acquired the securities, the Fund has no portfolio turnover information to report for this period.

(e)	Includes a return of capital distribution of less than $0.01.
(f)	Initial offering of shares on March 29, 2019
The accompanying notes form an integral part of these financial statements.
59 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

NOTES TO FINANCIAL STATEMENTS
September 30, 2019
(1) Organization
The Weitz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “’40 Act”) as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2019, the Trust had nine series in operation: Value Fund, Partners Value Fund, Partners III Opportunity Fund, Hickory Fund, Balanced Fund, Core Plus Income Fund, Short Duration Income Fund, Ultra Short Government Fund and Nebraska Tax-Free Income Fund (individually, a “Fund”, collectively, the “Funds”).
On March 29, 2019, the Balanced Fund divided their outstanding shares whereby the shares held in accounts with balances exceeding $1.0 million were designated Institutional Class shares. All remaining shares, that were not designated as new Institutional Class shares, were renamed Investor Class shares.
Currently, the Value, Partners Value, Partners III Opportunity, Balanced, Core Plus Income and Short Duration Income Funds each offer two classes of shares: Institutional Class and Investor Class shares. Each class of shares has identical rights and privileges, except with respect to certain class specific expenses such as administration and shareholder servicing fees, voting rights on matters affecting a single class of shares and exchange privileges. Income, realized and unrealized gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to the two classes on the basis of daily net assets of each class. Fees and expenses relating to a specific class are charged directly to that share class. All other Funds offer one class of shares.
The investment objective of the Value, Partners Value, Partners III Opportunity and Hickory Funds (the “Weitz Equity Funds”) is capital appreciation.
The investment objectives of the Balanced Fund are long-term capital appreciation, capital preservation and current income.
The investment objectives of the Core Plus Income Fund are current income and capital preservation.
The investment objective of the Short Duration Income Fund is current income consistent with the preservation of capital.
Effective December 16, 2016, the Government Money Market Fund’s name was changed to the Ultra Short Government Fund and the Fund ceased operating as a “money market fund” pursuant to Rule 2a-7 of the ’40 Act. While the Ultra Short Government Fund’s investment strategy changed, its investment objective remained the same, which is current income consistent with the preservation of capital and maintenance of liquidity.
The investment objective of the Nebraska Tax-Free Income Fund is current income that is exempt from both federal and Nebraska personal income taxes, consistent with the preservation of capital.
Investment strategies and risk factors of each Fund are discussed in the Funds’ Prospectus.
(2) Significant Accounting Policies
The Funds are investment companies and apply the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following accounting policies are in accordance with accounting principles generally accepted in the United States.
(a) Valuation of Investments
Investments are carried at value determined using the following valuation methods:
●
Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the NASDAQ exchange are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

●
Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.

●	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices, if available.
●
The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities that are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

●	The value of a traded option is the last sales price at which such option is traded or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.
●	Money market funds are valued at the quoted net asset value.
●
The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees. Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

The Trust has established a Pricing Committee, composed of officers and employees of Weitz Investment Management, Inc., to supervise the daily valuation process. The Board of Trustees has also established a Valuation Committee, composed of the independent Trustees, to oversee the Pricing Committee and the valuation process. The Pricing Committee provides oversight of the approved procedures, evaluates the effectiveness of the pricing policies and reports to the Valuation Committee of the Board of Trustees. When determining the reliability of third party pricing information, the Pricing Committee, among other things, monitors the daily change in prices and reviews transactions among market participants.
(b) Option Transactions
The Funds, except for the Ultra Short Government Fund, may purchase put or call options. When a Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market daily. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund realizes a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.
The Funds, except for the Ultra Short Government Fund, may write put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market daily. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of
60 | Q3 2019 SEMI-ANNUAL REPORT

the purchase or added to the proceeds of the sale to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund realizes a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.
The Funds attempt to limit market risk and enhance their income by writing (selling) covered call options. The risk in writing a covered call option is that a Fund gives up the opportunity of profit if the market price of the financial instrument increases. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that a Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.
(c) Securities Sold Short
The Funds, except for the Ultra Short Government Fund, may engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund realizes a gain if the price of the security declines between those dates.
(d) Federal Income Taxes
It is the policy of each Fund to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no provision for income or excise taxes is required.
Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.
The Funds have reviewed their tax positions taken on federal income tax returns, for each of the three open tax years and as of September 30, 2019, and have determined that no provisions for income taxes are required in the Funds’ financial statements.
(e) Securities Transactions
Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.
Income dividends less foreign tax withholding (if any), dividends on short positions and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.
(f) Dividend Policy
The Funds declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.
Generally, the Core Plus Income, Short Duration Income and Nebraska Tax-Free Income Funds pay income dividends on a quarterly basis. The Ultra Short Government Fund declares dividends daily and pays dividends monthly. All dividends and distributions are reinvested automatically, unless the shareholder elects otherwise.
(g) Other
Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets or another appropriate basis. Income, realized and unrealized gains and losses and expenses (other than class specific expenses) are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees and registration fees.
(h) Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.
(3) Fund Share Transactions

	Six months ended September 30, 2019		Year ended March 31, 2019
	Shares	$ Amount	Shares	$ Amount
Value – Investor Class
Sales	370,252	16,450,676	488,270	20,678,838
Redemptions	(891,567)	(39,392,682)	(2,441,039)	(103,175,771)
Reinvestment of distributions	348,157	15,179,642	1,267,758	49,307,548
Net increase (decrease)	(173,158)	(7,762,364)	(685,011)	(33,189,385)

Value – Institutional Class
Sales	337,577	15,230,147	510,651	21,645,012
Redemptions	(250,996)	(11,315,450)	(446,172)	(18,519,050)
Reinvestment of distributions	148,232	6,545,918	467,010	18,244,963
Net increase (decrease)	234,813	10,460,615	531,489	21,370,925

61 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

	Six months ended September 30, 2019		Year ended March 31, 2019
	Shares	$ Amount	Shares	$ Amount
Partners Value – Investor Class
Sales	78,101	2,370,485	146,142	4,364,563
Redemptions	(889,994)	(26,853,325)	(2,402,752)	(72,149,436)
Reinvestment of distributions	356,936	10,472,491	767,368	20,698,093
Net increase (decrease)	(454,957)	(14,010,349)	(1,489,242)	(47,086,780)

Partners Value – Institutional Class
Sales	48,563	1,493,002	833,821	23,144,352
Redemptions	(703,495)	(21,677,758)	(1,182,566)	(35,013,267)
Reinvestment of distributions	356,731	10,609,185	672,923	18,214,230
Net increase (decrease)	(298,201)	(9,575,571)	324,178	6,345,315

Partners III Opportunity – Investor Class
Sales	205,504	3,203,761	294,479	4,067,026
Redemptions	(227,411)	(3,463,731)	(655,497)	(9,043,479)
Reinvestment of distributions	19,204	282,295	116,278	1,550,769
Net increase (decrease)	(2,703)	22,325	(244,740)	(3,425,684)

Partners III Opportunity – Institutional Class
Sales	768,247	12,443,846	1,829,920	25,203,517
Redemptions	(2,158,597)	(35,350,122)	(7,051,229)	(97,707,830)
Reinvestment of distributions	467,705	7,141,854	2,955,880	40,688,481
Net increase (decrease)	(922,645)	(15,764,422)	(2,265,429)	(31,815,832)

Hickory
Sales	319,166	15,521,184	170,654	8,014,587
Redemptions	(326,398)	(16,147,874)	(822,497)	(39,002,996)
Reinvestment of distributions	12,529	616,058	446,107	19,494,004
Net increase (decrease)	5,297	(10,632)	(205,736)	(11,494,405)

Balanced – Investor Class
Sales	718,110	10,263,392	720,238	9,795,497
Redemptions	(344,006)	(4,910,640)	(892,254)	(12,214,879)
Reinvestment of distributions	6,947	98,581	625,309	8,158,372
Net increase (decrease)	381,051	5,451,333	453,293	5,738,990

Balanced – Institutional Class
Sales	155,870	2,233,920	—	—
Redemptions	(157,397)	(2,224,032)	—	—
Reinvestment of distributions	13,463	191,042	—	—
Net increase (decrease)	11,937	200,930	—	—-

Core Plus Income – Investor Class
Sales	1,099,735	11,486,024	1,278,803	12,989,194
Redemptions	(363,535)	(3,821,055)	(200,126)	(2,025,409)
Reinvestment of distributions	34,444	362,002	27,744	280,689
Net increase (decrease)	770,644	8,026,971	1,106,421	11,244,474

Core Plus Income – Institutional Class
Sales	1,852,893	19,300,345	2,848,144	28,943,192
Redemptions	(220,510)	(2,322,594)	(345,446)	(3,483,328)
Reinvestment of distributions	107,972	1,135,342	124,077	1,253,117
Net increase (decrease)	1,740,355	18,113,093	2,626,775	26,712,981

62 | Q3 2019 SEMI-ANNUAL REPORT

	Six months ended September 30, 2019		Year ended March 31, 2019
	Shares	$ Amount	Shares	$ Amount
Short Duration Income – Investor Class
Sales	702,538	8,596,945	963,173	11,644,226
Redemptions	(758,244)	(9,277,203)	(4,658,661)	(56,316,664)
Reinvestment of distributions	68,243	834,222	165,890	2,001,446
Net increase (decrease)	12,537	153,964	(3,529,598)	(42,670,992)

Short Duration Income – Institutional Class
Sales	5,288,075	64,877,500	11,654,236	141,207,251
Redemptions	(12,009,841)	(147,262,190)	(29,451,330)	(356,860,657)
Reinvestment of distributions	816,778	10,000,624	1,764,204	21,323,878
Net increase (decrease)	(5,904,988)	(72,384,066)	(16,032,890)	(194,329,528)

Ultra Short Government
Sales	1,936,425	19,396,413	5,127,468	51,274,680
Redemptions	(5,933,520)	(59,430,435)	(5,992,514)	(59,925,220)
Reinvestment of distributions	98,602	987,454	184,347	1,843,657
Net increase (decrease)	(3,898,493)	(39,046,568)	(680,699)	(6,806,883)

Nebraska Tax-Free Income
Sales	33,161	334,572	52,501	512,640
Redemptions	(743,310)	(7,410,775)	(2,265,403)	(22,147,390)
Reinvestment of distributions	7,760	77,707	33,070	323,391
Net increase (decrease)	(702,389)	(6,998,496)	(2,179,832)	(21,311,359)

4) Related Party Transactions
Each Fund has retained Weitz Investment Management, Inc. (the “Adviser”) as its investment adviser. In addition, the Trust has an agreement with Weitz Securities, Inc. (the “Distributor”), a company under common control with the Adviser, to act as distributor for shares of the Trust. Certain officers of the Trust are also officers and directors of the Adviser and the Distributor.
Under the terms of management and investment advisory agreements, the Adviser is paid a monthly fee based on average daily net assets. The annual investment advisory fee schedule for each of the Weitz Equity Funds is as follows:
Value and Partners Value Funds:
Greater Than	Less Than or Equal To	Rate
$ 0	$1,000,000,000	0.90%
1,000,000,000	2,000,000,000	0.85%
2,000,000,000	3,000,000,000	0.80%
3,000,000,000	5,000,000,000	0.75%
5,000,000,000		0.70%

Partners III Opportunity Fund:
Greater Than	Less Than or Equal To	Rate
$ 0	$1,000,000,000	1.00%
1,000,000,000	2,000,000,000	0.95%
2,000,000,000	3,000,000,000	0.90%
3,000,000,000	5,000,000,000	0.85%
5,000,000,000		0.80%

Hickory Fund:
Greater Than	Less Than or Equal To	Rate
$ 0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

The Balanced Fund pays the Adviser, on a monthly basis, an annual advisory fee equal to 0.65% of the Fund’s average daily net assets.
The Core Plus Income, Short Duration Income and Nebraska Tax-Free Income Funds each pay the Adviser, on a monthly basis, an annual advisory fee equal to 0.40% of the respective Fund’s average daily net assets.
The Ultra Short Government Fund pays the Adviser, on a monthly basis, an annual advisory fee equal to 0.30% of the Fund’s average daily net assets .
The Adviser also provides administrative services, including shareholder administrative services, to each Fund pursuant to agreements which provide that the Funds will pay the Adviser a monthly fee based on the average daily net assets of each respective Fund and/or a fee per account, plus third party expenses directly related to providing such services.
63 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

Through July 31, 2020, the Adviser has agreed in writing to reimburse or to pay directly a portion of the Funds’ expenses to limit the net annual operating expense ratio (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses). The expense caps and dollar amount of expenses reimbursed during the six months ended September 30, 2019, are as follows:

	Annual Operating Expense Ratio Cap*

	Value	Partners Value	Balanced	Core Plus Income	Short Duration Income	Ultra Short Government
Annual Operating Expense Cap*:
Investor Class	1.30%	1.30%	0.85%	0.60%	0.68%
Institutional Class	0.99%	0.99%	0.70%	0.40%	0.48%	0.20%
Expenses Reimbursed by the Adviser:
Investor Class	—	—	79,106	77,758	104,430
Institutional Class	122,786	150,125	143,348	145,790	629,725	204,884

*	Funds with a single share class are shown with the Investor Class, except for the Ultra Short Government Fund which has been designated Institutional Class.
As of September 30, 2019, the controlling shareholder of the Adviser held shares totaling approximately 5%, 38%, 21%, 36%, 48%, 13% and 58% of the Partners Value, Partners III Opportunity, Hickory, Balanced, Core Plus Income, Ultra Short Government and Nebraska Tax-Free Income Funds, respectively.
(5) Distributions to Shareholders and Distributable Earnings
The tax character of distributions paid by the Funds are summarized as follows (in U.S. dollars):

Distributions paid from:	Six months ended Sept. 30, 2019	Year ended March 31, 2019	Six months ended Sept. 30, 2019	Year ended March 31, 2019	Six months ended Sept. 30, 2019	Year ended March 31, 2019	Six months ended Sept. 30, 2019	Year ended March 31, 2019

	Value		Partners Value		Partners III Opportunity		Hickory

Ordinary income	—	—	—	—	—	—	—	—
Long-term capital gains	22,580,151	71,332,320	24,657,301	46,555,980	8,092,528	43,817,145	690,890	24,299,497
Total distributions	22,580,151	71,332,320	24,657,301	46,555,980	8,092,528	43,817,145	690,890	24,299,497

	Balanced		Core Plus Income		Short Duration Income		Ultra Short Government

Ordinary income	292,597	1,387,977	1,512,929	1,548,124	10,956,487	23,599,316	1,020,187	2,181,531
Long-term capital gains	—	9,389,711	—	—	—	—	—	—
Total distributions	292,597	10,777,688	1,512,929	1,548,124	10,956,487	23,599,316	1,020,187	2,181,531

	Nebraska Tax-Free Income

Ordinary income	—	524
Tax-exempt income	213,175	737,403
Total distributions	213,175	737,927

As of September 30, 2019, the components of net assets on a tax basis were as follows (in U.S. dollars):

	Value	Partners Value	Partners III Opportunity	Hickory	Balanced
Cost of investments	489,143,483	366,851,870	275,729,920	140,566,308	117,301,182

Gross unrealized appreciation	330,149,326	227,855,049	319,129,621	91,056,303	23,839,681
Gross unrealized depreciation	(2,639,858)	(8,361,112)	(43,977,217)	(1,263,390)	(380,308)
Net unrealized appreciation (depreciation)	327,509,468	219,493,937	275,152,404	89,792,913	23,459,373

Undistributed net investment income (loss)	(1,452,442)	(540,882)	(3,078,426)	(1,008,633)	741,312
Undistributed net realized gain (loss)	23,097,764	17,972,779	24,656,920	1,951,055	841,171
Paid-in capital	468,649,725	348,795,613	362,039,342	139,440,932	111,975,932
Net assets	817,804,515	585,721,447	658,770,240	230,176,267	137,017,788

64 | Q3 2019 SEMI-ANNUAL REPORT

	Core Plus Income	Short Duration Income	Ultra Short Government	Nebraska Tax-Free Income
Cost of investments	103,383,526	828,247,212	58,087,061	30,487,250

Gross unrealized appreciation	3,850,220	9,493,169	112,201	689,527
Gross unrealized depreciation	(39,315)	(826,033)	(530)	(3,237)
Net unrealized appreciation (depreciation)	3,810,905	8,667,136	111,671	686,290

Undistributed net investment income (loss)	(19,251)	282,375	4,904	—
Undistributed tax-exempt income	—	—	—	2,456
Other temporary differences	—	—	(3,721)	—
Undistributed net realized gain (loss)	211,667	(228,882)	36,874	(131,045)
Paid-in capital	103,644,454	826,165,015	58,346,957	30,876,450
Net assets	107,647,775	834,885,644	58,496,685	31,434,151

Capital loss carryforwards represent tax basis capital losses that may be carried over to offset future realized capital gains, if any. To the extent that carryforwards are used, no capital gains distributions will be made. As of March 31, 2019, the character of the carryforwards were as follows (in U.S. Dollars):

	Core Plus Income	Short Duration Income	Nebraska Tax-Free Income
Short term (no expiration)	(25,096)	(811,498)	—
Long term (no expiration)	—	(475,527)	(69,658)

(6) Securities Transactions
Purchases and proceeds from maturities or sales of investment securities of the Funds for the six months ended September 30, 2019, excluding short-term securities and U.S. government obligations, are summarized as follows (in U.S. dollars):

							Short		Nebraska
		Partners	Partners III			Core Plus	Duration	Ultra Short	Tax-Free
	Value	Value	Opportunity	Hickory	Balanced	Income	Income	Government	Income
Purchases	49,274,887	62,699,581	51,769,492	24,018,901	17,208,080	40,586,912	205,101,436	8,942,298	—
Proceeds	73,943,676	101,406,056	108,255,633	29,342,934	18,372,315	13,064,911	279,190,248	11,678,695	7,397,120

(7) Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s holdings in the securities of such issuers is set forth below:

	Number of Shares Held March 31, 2019	Gross Additions	Gross Reductions	Number of Shares Held Sept. 30, 2019	Value Sept. 30, 2019	Dividend Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Partners III Opportunity:
Intelligent Systems Corp.	2,270,000	—	(105,000)	2,165,000	$89,934,100	$ —	$5,019,472	$17,765,899

(8) Contingencies
Each Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to each of the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
(9) Financial Instruments With Off-Balance Sheet Risks
Option contracts written and securities sold short result in off-balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of the contract or the sale of securities sold short may exceed the amount recognized in the Statements of Assets and Liabilities.
The Funds are required to maintain collateral in a segregated account to provide adequate margin as determined by the broker.
(10) Margin Borrowing Agreement
The Partners III Opportunity Fund has a margin account with its prime broker, Bank of America Merrill Lynch, under which the Fund may borrow against the value of its securities, subject to regulatory limitations. Interest accrues at the federal funds rate plus 0.625% (2.445% at September 30, 2019). Interest is accrued daily and paid monthly. The Partners III Opportunity Fund held a cash balance of $108,700,124, with the broker at September 30, 2019.
The Partners III Opportunity Fund is exposed to credit risk from its prime broker who effects transactions and extends credit pursuant to a prime brokerage agreement. The Adviser attempts to minimize the credit risk by monitoring credit exposure and the creditworthiness of the prime broker.
(11) Concentration of Credit Risk
Approximately 94% of the Nebraska Tax-Free Income Fund’s net assets are in obligations of political subdivisions of the State of Nebraska, which are subject to the credit risk associated with the non-performance of such issuers.
65 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

(12) Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:
●	Level 1 – quoted prices in active markets for identical securities;
●	Level 2 – other significant observable inputs (including quoted prices for similar securities);
●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.
●
Equity securities. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

●
Corporate and Municipal bonds. The fair values of corporate and municipal bonds are estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads and fundamental data relating to the issuer. Although most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

●
Asset-backed securities. The fair values of asset-backed securities (including non-government agency mortgage- backed securities and interest-only securities) are generally estimated based on models that consider the estimated cash flows of each tranche of the entity, a benchmark yield and an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Certain securities are valued principally using dealer quotations. To the extent the inputs are observable and timely, the values are categorized in Level 2 of the fair value hierarchy; otherwise they are categorized as Level 3.

●
U.S. Government securities. U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued principally using dealer quotations. U.S. Government securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

●
U.S. agency securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. Government securities. Mortgage-backed securities include collateralized mortgage obligations, to-be-announced (TBA) securities and mortgage pass-through certificates. Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

●
Restricted and/or illiquid securities. Restricted and/or illiquid securities for which quotations are not readily available are valued in accordance with procedures approved by the Trust’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities are valued by reference to comparable public entities or fundamental data relating to the issuer or both. Depending on the relative significance of valuation inputs, these instruments are classified in either Level 2 or Level 3 of the fair value hierarchy.

●
Derivative instruments. Listed derivatives, such as the Funds’ equity option contracts, that are valued based on closing prices from the exchange or the mean of the closing bid and ask prices are generally categorized in Level 1 of the fair value hierarchy.

The following is a summary of inputs used, in U.S. dollars, as of September 30, 2019, in valuing the Funds’ assets and liabilities carried at fair value. The Schedule of Investments for each Fund provides a detailed breakdown of each category.

Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	778,767,920	—	—	778,767,920
Cash Equivalents	37,885,031	—	—	37,885,031
Total
Investments in
Securities	816,652,951	—	—	816,652,951

Partners Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	570,323,194	—	—	570,323,194
Cash Equivalents	16,022,613	—	—	16,022,613
Total
Investments in
Securities	586,345,807	—	—	586,345,807

Partners III Opportunity
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	615,732,960	—	—	615,732,960
Cash Equivalents	40,024,664	—	—	40,024,664
Total
Investments in
Securities	655,757,624	—	—	655,757,624
Liabilities:
Securities
Sold Short	(104,875,300)	—	—	(104,875,300)

Hickory
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks
Communication
Services	55,350,255	15,680,000	—	71,030,255
Other	150,189,135	—	—	150,189,135
Cash Equivalents	9,139,831	—	—	9,139,831
Total
Investments in
Securities	214,679,221	15,680,000	—	230,359,221

66 | Q3 2019 SEMI-ANNUAL REPORT

Balanced
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	56,281,943	—	—	56,281,943
Corporate Bonds	—	15,344,460	—	15,344,460
Corporate
Convertible
Bonds	—	1,003,695	—	1,003,695
Asset-Backed
Securities	—	6,751,712	—	6,751,712
Mortgage-
Backed Securities	—	6,986,513	—	6,986,513
U.S. Treasury	—	42,740,144	—	42,740,144
Cash Equivalents	11,652,088	—	—	11,652,088
Total
Investments in
Securities	67,934,031	72,826,524	—	140,760,555

Core Plus Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	—	30,506,128	—	30,506,128
Corporate
Convertible
Bonds	—	1,717,184	—	1,717,184
Asset-Backed
Securities	—	29,258,872	—	29,258,872
Commercial
Mortgage-
Backed Securities	—	10,047,880	—	10,047,880
Mortgage-
Backed Securities	—	4,979,598	—	4,979,598
Taxable
Municipal Bonds	—	404,772	—	404,772
U.S. Treasury	—	26,226,756	—	26,226,756
Common Stocks	243,689	—	—	243,689
Cash Equivalents	3,809,552	—	—	3,809,552
Total
Investments in
Securities	4,053,241	103,141,190	—	107,194,431

Short Duration Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	—	189,904,957	—	189,904,957
Corporate
Convertible
Bonds	—	34,334,305	—	34,334,305
Asset-Backed
Securities	—	151,830,447	—	151,830,447
Commercial
Mortgage-
Backed Securities	—	37,878,921	—	37,878,921
Mortgage-
Backed Securities	—	175,124,991	—	175,124,991
Taxable
Municipal Bonds	—	1,262,288	—	1,262,288
U.S. Treasury	—	219,597,774	—	219,597,774
Common Stocks	4,676,850	—	—	4,676,850
Cash Equivalents	22,303,815	—	—	22,303,815
Total
Investments in
Securities	26,980,665	809,933,683	—	836,914,348

Ultra Short Government
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Asset-Backed
Securities	—	9,235,087	—	9,235,087
U.S. Treasury	—	48,019,049	—	48,019,049
Cash Equivalents	944,596	—	—	944,596
Total
Investments in
Securities	944,596	57,254,136	—	58,198,732

Nebraska Tax-Free Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Municipal Bonds	—	30,403,424	—	30,403,424
Cash Equivalents	770,116	—	—	770,116
Total
Investments in
Securities	770,116	30,403,424	—	31,173,540

67 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

During the six months ended September 30, 2019, there were no transfers into or out of Level 3.
During the six months ended September 30, 2019, there were no assets in which significant unobservable inputs (Level 3) were used.
(13) Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.
(14) Recent Accounting Pronouncements
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The standard eliminates, adds and modifies certain disclosure requirements for fair value measurements. Entities will no longer be required to disclose the amount of and reasons for transfers between Level 1 and Level 2, but public companies will be required to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 securities. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption would be permitted for all entities. The Funds have determined this ASU will not have a material impact on the financial statements as they do not have any Level 3 securities, nor do they have a history of transfers between levels.
68 | Q3 2019 SEMI-ANNUAL REPORT

ACTUAL AND HYPOTHETICAL EXPENSES
FOR COMPARISON PURPOSES
Example
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem your Fund shares through certain financial institutions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2019 through September 30, 2019.
Actual Expenses
The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 4/01/19 – 9/30/19” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Weitz Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if you incurred transactional fees, your costs would have been higher. Actual and hypothetical expenses for each Fund are provided in this table.

		Beginning Account	Ending Account	Annualized	Expenses Paid from
		Value 4/01/19	Value 9/30/19	Expense Ratio	4/01/19-9/30/19(1)

Value - Investor Class	Actual	$1,000.00	$1,090.02	1.23%	$6.43
	Hypothetical(2)	1,000.00	1,018.85	1.23	6.21

Value - Institutional Class	Actual	1,000.00	1,091.31	0.99	5.18
	Hypothetical(2)	1,000.00	1,020.05	0.99	5.00

Partners Value - Investor Class	Actual	1,000.00	1,079.89	1.28	6.66
	Hypothetical(2)	1,000.00	1,018.60	1.28	6.46

Partners Value - Institutional Class	Actual	1,000.00	1,081.28	0.99	5.15
	Hypothetical(2)	1,000.00	1,020.05	0.99	5.00

Partners III Opportunity - Investor Class	Actual	1,000.00	1,064.95	2.03	10.48
	Hypothetical(2)	1,000.00	1,014.85	2.03	10.23

Partners III Opportunity - Institutional Class	Actual	1,000.00	1,067.92	1.44	7.44
	Hypothetical(2)	1,000.00	1,017.80	1.44	7.26

Hickory	Actual	1,000.00	1,094.29	1.28	6.70
	Hypothetical(2)	1,000.00	1,018.60	1.28	6.46

Balanced - Investor Class	Actual	1,000.00	1,057.67	0.85	4.37
	Hypothetical(2)	1,000.00	1,020.75	0.85	4.29

Balanced - Institutional Class	Actual	1,000.00	1,057.67	0.70	3.60
	Hypothetical(2)	1,000.00	1,021.50	0.70	3.54

Core Plus Income - Investor Class	Actual	1,000.00	1,046.01	0.60	3.07
	Hypothetical(2)	1,000.00	1,022.00	0.60	3.03

Core Plus Income - Institutional Class	Actual	1,000.00	1,045.97	0.40	2.05
	Hypothetical(2)	1,000.00	1,023.00	0.40	2.02

Short Duration Income - Investor Class	Actual	1,000.00	1,020.29	0.68	3.43
	Hypothetical(2)	1,000.00	1,021.60	0.68	3.44

Short Duration Income - Institutional Class	Actual	1,000.00	1,021.26	0.48	2.43
	Hypothetical(2)	1,000.00	1,022.60	0.48	2.43

Ultra Short Government	Actual	1,000.00	1,012.81	0.20	1.01
	Hypothetical(2)	1,000.00	1,024.00	0.20	1.01

Nebraska Tax-Free Income	Actual	1,000.00	1,017.73	1.08	5.45
	Hypothetical(2)	1,000.00	1,019.60	1.08	5.45

(1)
Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183/366).

(2)	Assumes 5% total return before expenses.
69 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

OTHER INFORMATION
Proxy Voting Policy
A description of the Funds’ proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745, (ii)/on the Funds’ website at weitzinvestments.com; and (iii) on the SEC’s website at sec.gov.
Information on how each of the Funds voted proxies relating to portfolio securities during each twelve month period ended June 30 is available: (i) on the Funds’ website at weitzinvestments.com and (ii) on the SEC’s website at sec.gov.
Form N-PORT
The Funds file complete schedules of investments with the Securities and Exchange Commission as of June 30 and December 31 of each year on Form N-PORT. The Funds’ Form N-PORT can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. or on the SEC’s website at sec.gov.
Factors Considered by the Board of Trustees in Approving the Continuation of the Management and Investment Advisory Agreements with Weitz Investment Management, Inc. for each of the Funds
In accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Management and Investment Advisory Agreements (the “Agreements”) with Weitz Investment Management, Inc. (“Weitz Inc.”), and this must take place at an in-person meeting of the Board. The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of Weitz Inc. to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to approve the continuation of the Agreements between the Funds and Weitz Inc., the Board of Trustees requested, and Weitz Inc. provided, information and data relevant to the Board’s consideration. This included materials prepared by Weitz Inc. and materials prepared by an independent informational services firm that produced materials specifically for the Board that provided the Board with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon information about the Funds and Weitz Inc. that they had received during the past year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.
The Board of Trustees most recently considered the continuation of the Agreements for each of the Funds at an in-person meeting held on May 23, 2019. At this meeting the Board engaged in a thorough review process in connection with determining whether to continue the Agreements. The Board met during the meeting directly with representatives of Weitz Inc. and reviewed various factors with them concerning the proposed continuation of the Agreements. As discussed more fully below, among the factors considered by the Board were: (1) the nature, extent and quality of the advisory services provided, including the investment performance of the Funds; (2) the cost of advisory services provided and the expected level of profitability, which included comparative information on fees and expenses borne by other similar mutual funds; (3) the extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale; (4) benefits to Weitz Inc. from its relationship with the Funds (and any corresponding benefits to the Funds); and (5) such other considerations deemed appropriate by the Board in making an informed business decision regarding the continuation of the Agreements.
With respect to the equity funds managed by Weitz Inc., consisting of Value Fund, Partners Value Fund, Partners III Opportunity Fund and Hickory Fund (the “Equity Funds”), the Board noted the applicable investment objectives, strategies and fee arrangements for each Equity Fund and also noted Weitz Inc.’s investment expertise and the investment strategies utilized by the firm with respect to each Equity Fund. Among the factors the Board considered for each Equity Fund was the overall performance of each Fund relative to other similar mutual funds on a long-term basis and over shorter time periods. The Board discussed with the representatives of management the fact that Weitz Inc. maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to compare differently when compared to similar funds for similar time periods. In connection with this, the Board took note of management’s stated position that achieving favorable long-term investment results is a primary objective of the firm and that as a result of this emphasis on longer-term results, shorter-term results which lag their peers and their relative indices are likely to occur from time to time over various investment cycles.
In addition, the Board compared expenses of each Equity Fund to the expenses of other similar funds, noting that: (i) the total expenses for the Hickory Fund were generally higher than the industry averages for total operating expenses of other funds of similar size and investment objective; (ii) the net expenses for the Institutional Class shares of Value Fund (after fee waivers) are above industry averages for operating expenses of other funds of similar size and investment objective; (iii) the net expenses for the Institutional Class shares of Partners Value Fund (after fee waivers) are lower than industry averages for operating expenses of other funds of similar size and investment objective and (iv) the total expenses for the Institutional Class shares of Partners III Opportunity Fund (exclusive of the dividend and interest expense incurred by the Fund) are lower than industry averages for operating expenses of other funds of similar size and investment objective. In considering the investment advisory fees applicable to each Equity Fund, the Board discussed with the representatives of Weitz Inc. their reasons for assessing the applicable fees in connection with each Equity Fund, and the Board considered and discussed the fees charged by similar funds in each respective investment category. The Board also considered the fact that the investment advisory fees for each Equity Fund are subject to breakpoints which result in reduced investment advisory fees as assets increase. The members of the Board also reviewed matters with respect to the terms of the Expense Limitation Agreements that are in effect between the Value Fund and the Partners Value Fund and Weitz Inc., and it was noted that Weitz Inc. was proposing to extend the term of the Expense Limitation Agreements for another year.
The Board also reviewed matters with respect to the proposed continuation of the Advisory Agreement for the Balanced Fund. The Board reviewed the investment advisory fee for the Balanced Fund, as well as performance information for the Balanced Fund. The Board discussed with the representatives of Weitz Inc. the currently effective investment advisory fee for the Balanced Fund, and it was noted that the Balanced Fund is not currently subject to breakpoints on its advisory fee. Management reviewed with the Board the fact that the Fund utilizes an investment style that combines equity investments and fixed income investments. Management indicated that they would be willing to consider the introduction of breakpoints for the Balanced Fund in the event that assets in the Fund were to become more substantial and economies of scale were able to be realized. The members of the Board also reviewed matters with respect to the terms of the Expense Limitation Agreement for the Balanced Fund, and it was noted that Weitz Inc. was proposing to extend the term of the Expense Limitation Agreement, for another year.
The members of the Board further considered various matters with respect to each of the income funds managed by Weitz Inc. consisting of the Core Plus Income Fund, the Short Duration Income Fund, the Ultra Short Government Fund and the Nebraska Tax-Free Income Fund (the “Income Funds”), noting the applicable investment objectives, strategies and fee arrangements for each Income Fund, and noting Weitz Inc.’s investment expertise and the investment strategies utilized by the
70 | Q3 2019 SEMI-ANNUAL REPORT

firm with respect to each of the Income Funds. Among the factors the Board considered was the overall performance of each Income Fund relative to other similar funds on a long-term basis and over shorter time periods, taking into consideration the fact that: (i) the Core Plus Income Fund commenced operations on July 31, 2014 and (ii) the Ultra Short Government Fund had operated as a “government money market fund” until December 16, 2016. In addition, the Board compared expenses of each Income Fund to the expenses of other similar funds, noting that the expenses for each Income Fund compare favorably with industry averages for other funds of similar size and with similar investment objectives. In considering the investment advisory fees applicable to each Income Fund, the Board discussed with the representatives of Weitz Inc. their reasons for assessing the applicable fees in connection with each Income Fund, and the Board considered and discussed the fees charged by similar funds in each respective investment category. The members of the Board also reviewed matters with respect to the terms of the Expense Limitation Agreements that are in effect between certain of the Income Funds and Weitz Inc. and it was noted that Weitz Inc. was proposing to extend the term of the Expense Limitation Agreements for another year.
The Board also reviewed with representatives of Weitz Inc. various other factors relating to the management of the Funds. The Board took note of the long-term relationship between Weitz Inc. and the Funds and the efforts that have been undertaken by Weitz Inc. to foster the growth and development of the Funds since the inception of each Fund. They also noted the range of investment advisory, shareholder servicing and administrative services provided by Weitz Inc. to the Funds and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services and determined that the quality of the services was very high. The members of the Board also took note of the fact that Weitz Inc. has undertaken to pay from its own resources the distribution expenses of the Funds, including those third-party intermediary expenses that are deemed to be distribution related, and they took into consideration the increased marketing efforts that Weitz Inc. has continued to undertake for the Funds and which it has continued to finance from its own resources.
The Board also reviewed financial information concerning Weitz Inc. relating to its operation of the Funds, noting the overall profitability of the relationship with the Funds to Weitz Inc., and the financial soundness of Weitz Inc. as demonstrated by the financial information provided, and reached a finding that the level of profitability was consistent with relevant industry averages and not excessive. In reviewing the profitability of Weitz Inc. relating to its management of the Funds, the Board reviewed the level of profitability including the various marketing and distribution expenses that are borne directly by Weitz Inc. and they also considered the level of profitability without taking into consideration the impact of these marketing and distribution costs. The members of the Board also considered and reviewed with the representatives of Weitz Inc. the cost allocation practices employed with respect to the Funds and determined that the cost allocation methods are reasonable and appropriately reflect the costs of services that are provided to the Funds.
The Board further reviewed Weitz Inc.’s brokerage practices, including its soft dollar practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. The Board took note of the current portfolio managers for each of the Funds and their overall management of each of the Funds. The members of the Board also took into consideration the way in which Weitz Inc. has been carefully planning and implementing portfolio management transition arrangements. The Board also considered information regarding the fees that Weitz Inc. charges other clients for investment advisory services that are similar to the advisory services provided to the Funds, including certain institutional accounts, and it was noted that the fees were comparable based on the relevant circumstances of the types of accounts involved.
In considering information regarding the investment management fees payable by the Funds to Weitz Inc. under the Agreements, the Board also took note of the administration fees that are payable by the Funds to Weitz Inc. under the terms of the separate Administration Agreements that are applicable to the Funds. In considering the approval of each of the Administration Agreements, the Board members indicated that they had considered various factors with respect to the administration fees, including the level and amount of these fees and the services provided by Weitz Inc. in connection with the Administration Agreements, in determining the reasonableness of the total fees paid by the Funds to Weitz Inc. for the overall level of services that Weitz Inc. provides to the Funds and their shareholders. In considering the nature and extent of these non-advisory administrative services provided to the Funds by Weitz Inc., the Board took into consideration: (i) whether the Administration Agreements are in the best interest of the Funds and their shareholders; (ii) whether the services performed under the Administration Agreements are required for the operation of the Funds; (iii) whether the services provided are of a nature and quality at least equal to the same or similar services provided by independent third parties; and (iv) whether the fees for the services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.
The Board also took into consideration the fact that an affiliate of Weitz Inc., Weitz Securities, Inc., provides underwriting and distribution services to the Funds. The Board noted that Weitz Securities, Inc. provides useful services to the Funds in a highly effective manner that benefits the Funds and their shareholders. The Board further took into consideration that Weitz Securities, Inc. does not charge the Funds any fees for its services as distributor and that Weitz Inc. has undertaken to bear from its own resources the operating expenses of Weitz Securities, Inc. The members of the Board also took note of the fact that Weitz Inc. pays for all of the marketing and distribution efforts related to the offer and sale of the Funds and they considered the nature and extent of the revenue sharing payments that Weitz Inc. makes to those third party intermediaries that provide various types of distribution related services to the Funds, noting these payments are made entirely from Weitz Inc.’s own financial resources and are not paid by the Funds.
In connection with these matters, the Board also took into consideration the Administrative Services Plans that are applicable to those Funds that have a dual share class structure and they took note of the level and amount of the fees payable pursuant to the Administrative Services Plans, including those amounts payable to Weitz Inc. for providing the types of non-distribution shareholder administrative services that are eligible to be compensated under the terms of the Administrative Services Plans.
In reaching their conclusion with respect to the continuation of the Agreements for each Fund and the level of investment advisory fees payable under the Agreements for each Fund, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall performance results of the Funds, the commitment of Weitz Inc. and its affiliates to the successful operation of the Funds, and the level of expenses of the Funds, as being important elements of their consideration, as well as Weitz Inc.’s willingness to waive fees and/or reimburse expenses of certain of the Funds, as necessary, in order to limit their overall operating expenses. They noted the overall level and quality of the investment advisory, shareholder servicing, administration and distribution services provided by Weitz Inc. and its affiliates to the Funds and they found that these services continued to benefit the shareholders of the Funds and reflected the firm’s overall commitment to the continued successful growth and development of the Funds. The members of the Board also took into consideration the effectiveness of the compliance program maintained with respect to the Funds and Weitz Inc. and the compliance oversight process. The Board also took into consideration their discussions with Weitz Inc.’s representatives regarding the factors that have impacted the performance of the Funds on a short-term basis and over longer time periods.
The Board also considered the business, regulatory and entrepreneurial risks undertaken by Weitz Inc. in managing and sponsoring the Funds and the increasingly competitive business environment in the mutual fund industry as well as the efforts that have been undertaken by smaller fund groups to remain competitive in the face of increasing consolidation within the investment management industry.
Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the
71 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

Independent Trustees, concluded that the terms of the Management and Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period.
In reaching these conclusions, the members of the Board, including all of the Independent Trustees, took into consideration the following factors:
The nature, extent and quality of the advisory services provided. The Trustees concluded that Weitz Inc. is capable of providing high quality services to the Funds, as indicated by the nature, extent and quality of the services provided in the past by Weitz Inc. to each of the Funds, Weitz Inc.’s management capabilities demonstrated with respect to the Funds, the professional qualifications and experience of each of the portfolio managers of the Funds, and Weitz Inc.’s investment management and compliance oversight processes. On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services provided by Weitz Inc., the Trustees concluded that Weitz Inc. is capable of generating a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, policies and strategies.
The investment performance of the Funds. The Board received and reviewed performance information for each of the Funds separately, including total return performance information, for applicable one-, three-, five- and ten-year periods ended March 31, 2019, and for shorter periods as applicable, with respect to the Funds’ shares. The Board also reviewed with the representatives of Weitz Inc. other information and data, including each Fund’s performance against its primary benchmark index and its peer funds as follows:
1. Value Fund. The Board first reviewed information and materials regarding the performance results for the Value Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the S&P 500 Index, for the one-, three-, five- and ten-year periods ended March 31, 2019. The Board also noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-, three-, five- and ten-year periods ended March 31, 2019. The Trustees also took into consideration their discussions with Weitz Inc.’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.
2. Partners Value Fund. The Board next reviewed information and materials regarding the performance results for Partners Value Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the S&P 500 Index, for the one-, three-, five-and ten-year periods ended March 31, 2019. The Board also noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-, three-, five- and ten-year periods ended March 31, 2019. The Trustees also took into consideration their discussions with Weitz Inc.’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.
3. Partners III Opportunity Fund. The Board then reviewed information and materials regarding the performance results for Partners III Opportunity Fund and noted that the Institutional Shares of the Fund had outperformed its primary benchmark index, the S&P 500 Index, for the one-year period ended March 31, 2019, and had underperformed for the three-, five- and ten-year periods ended March 31, 2019. The Board also noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, three-, five- and ten year periods ended March 31, 2019. The Trustees also took into consideration their discussions with Weitz Inc.’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.
4. Hickory Fund. The Board then reviewed information and materials regarding the performance results for Hickory Fund, noting that the Fund had underperformed its primary benchmark index, the Russell 2500 Index, for the one-, three-, five- and ten-year periods ended March 31, 2019. The Board also noted that the Fund had outperformed its peer group median for the one-year period ended March 31, 2019, and had underperformed its peer group median for the three-, five- and ten-year periods ended March 31, 2019. The Trustees also took into consideration their discussions with Weitz Inc.’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.
5. Balanced Fund. The Board next reviewed information and materials regarding the performance results for the Balanced Fund and the Board noted that the Investor Shares of the Fund had outperformed its primary benchmark index, the Morningstar Moderately Conservative Target Risk Index, for the one-, three-, five- and ten-year periods ended March 31, 2019. The Board also noted that the Investor Shares of the Fund had outperformed its peer group median for the one-year and ten-year periods ended March 31, 2019, and had underperformed its peer group median for the three- and five-year periods ended March 31, 2019.
6. Core Plus Income Fund. The Board then reviewed information and materials regarding the performance results for the Core Plus Income Fund, noting that the Institutional Shares of the Fund, which commenced operations as of July 31, 2014, had outperformed its primary benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, for both the one- and three-year periods ended March 31, 2019, and for the period since inception. The Board also noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, three- and four-year year periods ended March 31, 2019.
7. Short Duration Income Fund. The Board next reviewed information and materials regarding the performance results for the Short Duration Income Fund and the Board noted that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Bloomberg Barclays 1-3 Year U.S. Aggregate Index, for the one-, three-, five- and ten-year periods ended March 31, 2019. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, three-, five- and ten-year periods ended March 31, 2019.
8. Ultra Short Government Fund. The Board next reviewed information and materials regarding the performance results for the Ultra Short Government Fund, noting that the Fund had underperformed its primary benchmark index, the ICE BofAML 6-Month Treasury Bill Index, for the one-, three-, five- and ten-year periods ended March 31, 2019. The Board also noted that the Fund had underperformed its peer group median for the one-, three-, five- and ten-year periods ended March 31, 2019. In connection with the Board’s review of the performance results presented for the Ultra Short Government Fund, the members of the Board took into consideration the fact that, prior to December 16, 2016, the Ultra Short Government Fund had been operated as a government money market fund and, as a result, the performance returns for periods prior to that date were achieved while the Fund was operated as a government money market fund with investment objectives and strategies different from the investment objectives and strategies that the Fund implemented effective as of December 16, 2016. The Trustees also took into consideration their discussions with Weitz Inc.’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.
9. Nebraska Tax-Free Income Fund. The Board then reviewed information and materials regarding the performance results for the Nebraska Tax-Free Income Fund, noting that the Fund had underperformed its primary benchmark index, the Bloomberg Barclays 5-Year Municipal Bond Index, for the one-, three-, five- and ten-year periods ended March 31, 2019. The Board also noted that the Fund had underperformed its peer group median for the one-, three-, five- and ten-year periods ended March 31, 2019. The Trustees also took into consideration their discussions with Weitz Inc.’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.
The cost of advisory services provided and the expected level of profitability. The Board considered the advisory fees and overall expenses of the Funds (including Institutional Shares and the Investor Shares of the Funds, as applicable) based upon the relevant information presented, as compared to the advisory fees and overall expenses of other mutual funds in each respective Fund’s designated peer group as follows:
1. Value Fund. The Board first reviewed expense information and materials for Value Fund, noting that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.90% on the
72 | Q3 2019 SEMI-ANNUAL REPORT

Fund’s assets that are less than or equal to $1 billion, with various breakpoints in the investment advisory fee on differing levels of assets in the Fund in excess of $1 billion, which was above median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.99%, which is above the median net expense ratio of its peer funds.
2. Partners Value Fund. The Board next reviewed expense information and materials for Partners Value Fund, and the Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.90% on the Fund’s assets that are less than or equal to $1 billion, with breakpoints in the investment advisory fee on differing levels of assets in the Fund in excess of $1 billion, which was above median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.99%, which is lower than the median net expense ratio of its peer funds.
3. Partners III Opportunity Fund. The Board then reviewed expense information and materials for Partners III Opportunity Fund, noting that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 1.00% on the Fund’s assets that are less than or equal to $1 billion, with breakpoints in the investment advisory fee on differing levels of assets in the Fund in excess of $1 billion, which was lower than the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares (exclusive of the dividend and interest expense incurred by the Fund during the fiscal year) was 1.16%, which is lower than the median net expense ratio of its peer funds.
4. Hickory Fund. The Board then reviewed expense information and materials for Hickory Fund, noting that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 1.00% on the Fund’s assets that are less than or equal to $2.5 billion, with breakpoints in the investment advisory fee on differing levels of assets in the Fund in excess of $2.5 billion, which was above median compared to its peer funds. The Board also noted that the net expense ratio of the Fund was 1.27%, which is above the median net expense ratio of its peer funds.
5. Balanced Fund. The Board then reviewed expense information and materials for the Balanced Fund and the Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.65% of the Fund’s assets, which was equal to the median compared to its peer funds. The Board also noted that the net expense ratio of the Investor Class of the Fund was 0.88%, which was lower than the median net expense ratio of its peer funds.
6. Core Plus Income Fund. The Board next reviewed expense information and materials for the Core Plus Income Fund, noting that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.40% on the Fund’s assets, which was below median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.40%, which is lower than the median net expense ratio of its peer funds.
7. Short Duration Income Fund. The Board next reviewed expense information and materials for Short Duration Income Fund and the Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.40% on the Fund’s assets, which was below median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.48%, which is lower than the median net expense ratio of its peer funds.
8. Ultra Short Government Fund. The Board next reviewed expense information and materials for the Ultra Short Government Fund and the Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.30% on the Fund’s assets, which was above the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund was 0.20%, which was lower than the median net expense ratio of its peer funds.
9. Nebraska Tax-Free Income Fund. The Board next reviewed expense information and materials for the Nebraska Tax-Free Income Fund, noting that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.40% on the Fund’s assets, which was below median of its peer funds. The Board also noted that the net expense ratio of the Fund was 0.89%, which was above the median net expense ratio of its peer funds.
On the basis of the fee and expense information provided, the Board determined that the investment management fees payable by the Funds to Weitz Inc. are reasonable and that Weitz Inc.’s level of profitability from its management of each of the Funds is reasonable and not excessive.
The extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale. The Trustees took into consideration that each of the Equity Funds are currently operated pursuant to investment management fees that are subject to breakpoints on the fees as assets in the Equity Funds increase over various established levels of assets. In addition, while it was noted that the investment advisory fees for the Income Funds and for the Balanced Fund will not decrease as the Funds’ assets grow because they are not subject to investment advisory fee breakpoints, the Trustees concluded that the Funds’ investment advisory fees are appropriate in light of the size of the Funds, and appropriately reflect the current economic environment for Weitz Inc. and the competitive nature of the mutual fund marketplace. The Trustees then noted that they will have the opportunity to periodically re-examine whether any of these Funds have achieved economies of scale, and the appropriateness of the investment advisory fees payable to Weitz Inc. with respect to the Income Funds and the Balanced Fund, in the future at which time the implementation of fee breakpoints on these particular Funds could be further considered.
Benefits to Weitz Inc. from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits that may be derived by Weitz Inc. from its relationship with the Funds, including “soft dollar” benefits in connection with Fund brokerage transactions and use of the Funds’ performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Trustees determined that the Funds benefit from their relationship with Weitz Inc. by virtue of Weitz Inc.’s provision of administrative and shareholder services, in addition to investment advisory services, at a cost to the Funds that is generally comparable to the costs of an outside service provider, which the Trustees determined to be reasonable, fair and in the best interests of the shareholders of the Funds in light of the nature and quality of the services provided and the necessity of the services for the Funds’ operations.
Other Considerations. In approving the continuation of the Agreements, the Trustees determined that Weitz Inc. has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Board also acknowledged the experience and expertise of members of the Weitz Inc. management team and the focus these individuals have on ensuring that the Funds operate successfully. The Trustees also concluded that Weitz Inc. has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the Expense Limitation Agreements under which Weitz Inc. has undertaken to waive a portion of its fees and to reimburse expenses of certain of the Funds to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreements. The Board also considered matters with respect to the brokerage practices of Weitz Inc., including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.
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INDEX DESCRIPTIONS

Russell 1000®
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Russell 1000® Value
The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 3000®	The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell 3000® Value
The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap®	The Russell Midcap Index tracks the performance of the 800 next-largest U.S. companies, after the 1,000 largest U.S. companies.

Russell 2500®
The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “SMID” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500®	The S&P 500 is an unmanaged index consisting of 500 companies generally representative of the/market for the stocks of large-size U.S. companies.

Moderately Conservative
The Morningstar Moderately Conservative Target Risk Index is an asset allocation index comprised of constituent Morningstar indices and reflects global equity market exposure of 40% based on an asset allocation methodology derived by Ibbotson Associates, a Morningstar company.

Bloomberg Barclays U.S. Aggregate Bond	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Bloomberg Barclays 1-3 Year U.S. Aggregate	The Bloomberg Barclays 1-3 Year U.S. Aggregate Index is generally representative of the market for investment grade, U.S. dollar denominated, fixed-rate taxable bonds with maturities from one to three years.

CPI + 1%
The CPI + 1% is created by adding 1% to the annual percentage change in the Consumer Price Index (“CPI”) as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI will reflect the exact level of inflation at any time.

ICE BofAML US 6-Month Treasury Bill Bloomberg Barclays 5-Year Municipal Bond
The ICE BofAML US 6-Month Treasury Bill Index is an unmanaged index that is generally representative of the market for U.S. Treasury Bills.

The Bloomberg Barclays 5-Year Municipal Bond Index is a capitalization weighted bond index created by Bloomberg Barclays intended to be representative of major municipal bonds of all quality ratings with an average maturity of approximately five years.

74 | Q3 2019 SEMI-ANNUAL REPORT

Board of Trustees
Lorraine Chang
John W. Hancock
Thomas R. Pansing, Jr.
Roland J. Santoni
Delmer L. Toebben
Wallace R. Weitz
Justin B. Wender
Investment Adviser
Weitz Investment Management, Inc.
1125 South 103rd Street, Suite 200
Omaha, NE 68124-1071
(800) 304-9745
Custodian
State Street Bank and Trust Company
Officers
Wallace R. Weitz, President
Shar M. Bennett, Assistant Treasurer
James J. Boyne, Vice President & Treasurer
Thomas D. Carney, Vice President
John R. Detisch, Vice President, Secretary & Chief Compliance Officer
Martha J. Gilchrist, Vice President
Bradley P. Hinton, Vice President
Andrew S. Weitz, Vice President
Distributor
Weitz Securities, Inc.
Transfer Agent and Dividend Paying Agent
Weitz Investment Management, Inc.
Sub-Transfer Agent
DST Asset Manager Solutions, Inc.
NASDAQ symbols:
Value Fund
Investor Class - WVALX
Institutional Class - WVAIX
Partners Value Fund
Investor Class – WPVLX
Institutional Class - WPVIX
Partners III Opportunity Fund
Investor Class – WPOIX
Institutional Class - WPOPX
Hickory Fund - WEHIX
Balanced Fund
Investor Class – WBALX
Institutional Class - WBAIX
Core Plus Income Fund
Investor Class – WCPNX
Institutional Class - WCPBX
Short Duration Income Fund
Investor Class – WSHNX
Institutional Class - WEFIX
Ultra Short Government Fund - SAFEX
Nebraska Tax-Free Income Fund - WNTFX

Beginning on January 1, 2021, paper copies of this report will no longer be sent by mail (unless specifically requested). Instead, the reports will be made available on the Weitz Funds’ website, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. For additional information, please see the notice contained on the Table of Contents page of this report.
An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.
11/8/19
75 | Q3 2019 SEMI-ANNUAL REPORT | UNAUDITED

Item 2. Code of Ethics.
Not required for Semi-Annual Report.
Item 3. Audit Committee Financial Expert.
Not required for Semi-Annual Report.
Item 4. Principal Accountant Fees and Services.

Not required for Semi-Annual Report.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
The Schedule of Investments in Securities of unaffiliated issuers is included as part of the Report to Shareholders filed under Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submissions of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this report on Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s most recent fiscal half year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.
Item 13. Exhibits
(a)(1) Not applicable.
(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.
(b)  The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Weitz Funds

By (Signature and Title)*
 /s/ Wallace R. Weitz
Wallace R. Weitz, President

Date: November 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (Signature and Title)*
 /s/ Wallace R. Weitz
Wallace R. Weitz, President

Date: November 8, 2019

By: (Signature and Title)*
 /s/ James J. Boyne
James J. Boyne, Treasurer

Date: November 8, 2019

* Print the name and title of each signing officer under his or her signature.